                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


                  Proxy Statement Pursuant to Section 14(a) of
           the Securities Exchange Act of 1934 (Amendment No.      )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Under Rule 14a-12

                        PRUDENTIAL 20/20 FOCUS FUND
                        PRUDENTIAL EQUITY FUND, INC.
                        PRUDENTIAL INDEX SERIES FUND
                  PRUDENTIAL NATURAL RESOURCES FUND, INC.
                       PRUDENTIAL SECTOR FUNDS, INC.
                    PRUDENTIAL SMALL COMPANY FUND, INC.
                        PRUDENTIAL TAX-MANAGED FUNDS
                PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.
                 PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.
                           PRUDENTIAL VALUE FUND
                 THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
                   PRUDENTIAL REAL ESTATE SECURITIES FUND
                        PRUDENTIAL WORLD FUND, INC.
----------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

                                    N/A
----------------------------------------------------------------------------
  (Name of Person(s)Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ------------------------------------------------------------
           (2)  Aggregate number of securities to which transaction applies:
                ------------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ------------------------------------------------------------
           (5)  Total fee paid:
                ------------------------------------------------------------

/ /        Fee paid previously with preliminary materials:

           Check box if any part of the fee is offset as provided by
/ / Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

           (1)  Amount previously paid:
                ------------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ------------------------------------------------------------
           (3)  Filing Party:
                ------------------------------------------------------------
           (4)  Date Filed:
                ------------------------------------------------------------

                          PRUDENTIAL 20/20 FOCUS FUND
                          PRUDENTIAL EQUITY FUND, INC.
                          PRUDENTIAL INDEX SERIES FUND
                          PRUDENTIAL STOCK INDEX FUND
                    PRUDENTIAL NATURAL RESOURCES FUND, INC.
                         PRUDENTIAL SECTOR FUNDS, INC.
                       PRUDENTIAL FINANCIAL SERVICES FUND
                        PRUDENTIAL HEALTH SCIENCES FUND
                           PRUDENTIAL TECHNOLOGY FUND
                            PRUDENTIAL UTILITY FUND
                      PRUDENTIAL SMALL COMPANY FUND, INC.
                          PRUDENTIAL TAX-MANAGED FUNDS
                       PRUDENTIAL TAX-MANAGED EQUITY FUND
                  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.
                   PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.
                             PRUDENTIAL VALUE FUND
                   THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
                        PRUDENTIAL ACTIVE BALANCED FUND
                  PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND
                        PRUDENTIAL JENNISON GROWTH FUND
                     PRUDENTIAL REAL ESTATE SECURITIES FUND
                          PRUDENTIAL WORLD FUND, INC.
                         PRUDENTIAL GLOBAL GROWTH FUND
                      PRUDENTIAL INTERNATIONAL VALUE FUND
                 PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------


                           IMPORTANT PROXY MATERIALS
                                PLEASE VOTE NOW!
                                  JUNE 6, 2003

                            ------------------------

Dear Shareholder:

    I am inviting you to vote on several proposals relating to the management and operation of your Fund. A shareholder meeting of each of the Funds identified above is scheduled for July 17, 2003. This package contains information about the proposals and includes materials you will need to vote.

    The Board of Directors/Trustees of each Fund has reviewed the proposals and has recommended that the proposals be presented to you for consideration. Although the Directors/Trustees have determined that the proposals are in your best interest, the final decision is yours.

    Shareholders of each Fund are being asked to approve many of the same proposals, so in order to save money for your Fund, one proxy statement has been prepared for all of the Funds listed above. To help you understand the proposals, we are including a section that answers commonly asked questions. The accompanying proxy statement includes a detailed description of each of the proposals relating to your Fund.

    Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

TO VOTE, YOU MAY USE ANY OF THE FOLLOWING METHODS:

    - BY MAIL. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

    - BY INTERNET. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site.

    - BY TELEPHONE. If your Fund shares are held in your own name, call 1-800-690-6903 toll free. If your Fund shares are held on your behalf in a brokerage account with Prudential Securities Incorporated or another broker, call 1-800-454-8683 toll free. Enter your 12-digit control number from your proxy card. Follow the simple instructions.

    If you have any questions before you vote, please call us at 1-866-665-7684. We're glad to help you understand the proposals and assist you in voting. Thank you for your participation.

                                          /s/ Judy A. Rice

                                          Judy A. Rice
                                          PRESIDENT

          IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE
                                   PROPOSALS

    Please read the enclosed proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.

Q.  WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

A.  The purpose of the proxy is to ask you to vote on two proposals:

    - to elect a new Board of Directors or Trustees, and

    - to approve amendments to the Articles of Incorporation or Declaration of Trust, as applicable, for your Fund.

Q.  WHY AM I RECEIVING PROXY INFORMATION FOR A FUND THAT I DO NOT OWN?

A. Shareholders of all of the Funds are being asked to approve many of the same proposals, so most of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Funds as well. Therefore, in order to save money for your Fund, one proxy statement has been prepared.

Q.  WHY AM I RECEIVING MORE THAN ONE PROXY STATEMENT OR MAILING?

A. You may receive a separate proxy statement for each Fund that you own. Also, if you hold shares in more than one account--for example, in an individual account and in an IRA--you may receive multiple proxy statements. Each proxy card should be voted and returned.

Q.  ARE YOU RECOMMENDING A NEW BOARD FOR THE FUNDS?

A. Yes. The Board of each of the Funds has nominated for election Independent and Interested Directors or Trustees. Most of the nominees already serve as Directors or Trustees on some, but not all of the Funds in the Prudential mutual fund complex.

Q. WILL THE PROPOSED CHANGES RESULT IN HIGHER DIRECTORS' OR TRUSTEES' FEES FOR A FUND?

A. No. For most of the Funds, the number of Independent Directors or Trustees will decrease. For Prudential Real Estate Securities Fund and Prudential World Fund, Inc., the number of Independent Directors or Trustees of each Fund will increase; however, the aggregate amount of fees paid by each of these Funds will not increase because the same Independent Directors or Trustees have been elected to the American Skandia Funds, which will share in paying the fees.

Q.  HOW MANY VOTES DO YOU NEED TO APPROVE THESE PROPOSALS?


A. We need a plurality (for Prudential 20/20 Focus Fund, Prudential Equity Fund, Inc., Prudential Index Series Fund, Prudential Natural Resources Fund, Inc., Prudential Sector Funds, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential U.S. Emerging Growth Fund, Inc., The Prudential Investment Portfolios, Inc., Prudential Real Estate Securities Fund and Prudential World Fund, Inc.), or a majority (for Prudential Value Fund), of votes cast to approve Proposal No. 1. For Proposal No. 2, we need the affirmative vote of a majority of voted shares for each of Prudential 20/20 Focus Fund, Prudential Index Series Fund, Prudential Real Estate Securities Fund and Prudential Tax-Managed Funds. For Prudential Value Fund, we need the affirmative vote of two-thirds of the outstanding shares of the Fund. For each of Prudential Equity Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Sector Funds, Inc.--Prudential Technology Fund, Prudential Health Sciences Fund, Prudential Financial Services Fund, Prudential Utility Fund--Prudential Small Company Fund, Inc., Prudential Tax-Managed Small-Cap Fund, Inc., Prudential U.S. Emerging Growth Fund, Inc., Prudential World Fund, Inc.--Prudential Global Growth Fund, Prudential International Value Fund, Prudential Jennison International Growth Fund--and The Prudential Investment Portfolios, Inc.--Prudential Active

    Balanced Fund, Prudential Jennison Equity Opportunity Fund and Prudential Jennison Growth Fund, we need the affirmative vote of a majority of the outstanding securities entitled to vote thereon.


Q. WHAT IF WE DO NOT HAVE ENOUGH VOTES TO MAKE THIS DECISION BY THE SCHEDULED SHAREHOLDER MEETING DATE?

A. If we do not receive sufficient votes to hold the meeting, we or Georgeson Shareholder Communications Inc., a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If we do not have enough votes to approve the proposals by the time of the joint shareholder meeting at 9:30 a.m. on July 17, 2003, the meeting may be adjourned to permit further solicitation of proxy votes.

Q.  HAS EACH FUND'S BOARD APPROVED THE PROPOSALS?

    Yes. Your Fund's Board has approved the proposals and recommends that you vote to approve them.

Q.  HOW MANY VOTES AM I ENTITLED TO CAST?

A. As a shareholder, you are entitled to one vote for each share you own of your Fund on the record date. The record date is May 16, 2003.

Q.  HOW DO I VOTE MY SHARES?

A. You may vote in any of several different ways. You may vote by attending the Meeting scheduled for July 17, 2003, or you can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding a proposal or how to vote your shares, please call Prudential at 1-866-665-7684.

    You may also vote via the Internet. To do so, have your proxy card available and go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card and follow the instructions found on the web site.

    Finally, you can vote by telephone. If your Fund shares are held in your own name, call 1-800-690-6903 toll free. If your Fund shares are held on your behalf in a brokerage account with Prudential Securities Incorporated or another broker, call 1-800-454-8683 toll free. Enter your 12-digit control number from your proxy card and follow the simple instructions given.

Q.  HOW DO I SIGN THE PROXY CARD?

A. INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

    JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

    ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President" underneath the name of the company.

The attached proxy statement contains more detailed information about each of the proposals relating to your Fund. Please read it carefully.

                          PRUDENTIAL 20/20 FOCUS FUND
                          PRUDENTIAL EQUITY FUND, INC.
                          PRUDENTIAL INDEX SERIES FUND
                          PRUDENTIAL STOCK INDEX FUND
                    PRUDENTIAL NATURAL RESOURCES FUND, INC.
                         PRUDENTIAL SECTOR FUNDS, INC.
                       PRUDENTIAL FINANCIAL SERVICES FUND
                        PRUDENTIAL HEALTH SCIENCES FUND
                           PRUDENTIAL TECHNOLOGY FUND
                            PRUDENTIAL UTILITY FUND
                      PRUDENTIAL SMALL COMPANY FUND, INC.
                          PRUDENTIAL TAX-MANAGED FUNDS
                       PRUDENTIAL TAX-MANAGED EQUITY FUND
                  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.
                   PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.
                             PRUDENTIAL VALUE FUND
                   THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
                        PRUDENTIAL ACTIVE BALANCED FUND
                  PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND
                        PRUDENTIAL JENNISON GROWTH FUND
                     PRUDENTIAL REAL ESTATE SECURITIES FUND
                          PRUDENTIAL WORLD FUND, INC.
                         PRUDENTIAL GLOBAL GROWTH FUND
                      PRUDENTIAL INTERNATIONAL VALUE FUND
                 PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102

                            ------------------------

                                   NOTICE OF
                     JOINT SPECIAL MEETINGS OF SHAREHOLDERS
                                 TO BE HELD ON
                                 JULY 17, 2003

                            ------------------------

TO OUR SHAREHOLDERS:

    Joint meetings of the shareholders of each of the above-listed Funds (each, a Meeting) will be held at the offices of Prudential Investments LLC (PI), 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey on
July 17, 2003 at 9:30 a.m. Eastern Daylight Time. The purpose of the Meetings is to consider and act upon the following proposals:

    1.  To elect 10 Directors or Trustees.

    2. To approve amendments to the Articles of Incorporation or Declaration of Trust, as applicable ("Charters"), for each Fund.

    The Meeting will be a Special Meeting for each Fund.

    You are entitled to vote at the Meeting, and at any adjournments thereof, of each Fund in which you owned shares at the close of business on May 16, 2003. If you attend a Meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE OR VOTE BY INTERNET OR TELEPHONE.

By order of the Boards,

 /s/ Maria G. Master                            /s/ Jonathan D. Shain

Maria G. Master                                Jonathan D. Shain
SECRETARY FOR                                  SECRETARY FOR
PRUDENTIAL 20/20 FOCUS FUND                    PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL EQUITY FUND, INC.                   PRUDENTIAL WORLD FUND, INC.
PRUDENTIAL INDEX SERIES FUND                   Prudential Global Growth Fund
Prudential Stock Index Fund                    Prudential International Value Fund
PRUDENTIAL NATURAL RESOURCES FUND, INC.        Prudential Jennison International Growth Fund
PRUDENTIAL SECTOR FUNDS, INC.
Prudential Financial Services Fund
Prudential Health Sciences Fund
Prudential Technology Fund
Prudential Utility Fund
PRUDENTIAL SMALL COMPANY FUND, INC.
PRUDENTIAL TAX-MANAGED FUNDS
Prudential Tax-Managed Equity Fund
PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.
PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.
PRUDENTIAL VALUE FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Prudential Active Balanced Fund
Prudential Jennison Equity Opportunity Fund
Prudential Jennison Growth Fund


Dated: June 6, 2003.



PROXY CARDS FOR YOUR FUND ARE ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARDS IN THE POSTAGE PREPAID ENVELOPE PROVIDED. YOU CAN ALSO VOTE YOUR SHARES THROUGH THE INTERNET OR BY TELEPHONE USING THE 12-DIGIT "CONTROL" NUMBER THAT APPEARS ON THE ENCLOSED PROXY CARDS AND FOLLOWING THE SIMPLE INSTRUCTIONS. THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES AND "FOR" PROPOSAL NO. 2.

                          PRUDENTIAL 20/20 FOCUS FUND
                          PRUDENTIAL EQUITY FUND, INC.
                          PRUDENTIAL INDEX SERIES FUND
                          PRUDENTIAL STOCK INDEX FUND
                    PRUDENTIAL NATURAL RESOURCES FUND, INC.
                         PRUDENTIAL SECTOR FUNDS, INC.
                       PRUDENTIAL FINANCIAL SERVICES FUND
                        PRUDENTIAL HEALTH SCIENCES FUND
                           PRUDENTIAL TECHNOLOGY FUND
                            PRUDENTIAL UTILITY FUND
                      PRUDENTIAL SMALL COMPANY FUND, INC.
                          PRUDENTIAL TAX-MANAGED FUNDS
                       PRUDENTIAL TAX-MANAGED EQUITY FUND
                  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.
                   PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.
                             PRUDENTIAL VALUE FUND
                   THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
                        PRUDENTIAL ACTIVE BALANCED FUND
                  PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND
                        PRUDENTIAL JENNISON GROWTH FUND
                     PRUDENTIAL REAL ESTATE SECURITIES FUND
                          PRUDENTIAL WORLD FUND, INC.
                         PRUDENTIAL GLOBAL GROWTH FUND
                      PRUDENTIAL INTERNATIONAL VALUE FUND
                 PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102

                            ------------------------

                                PROXY STATEMENT
                     JOINT SPECIAL MEETINGS OF SHAREHOLDERS
                          TO BE HELD ON JULY 17, 2003

                            ------------------------


    This proxy statement is being furnished to holders of shares of all of the above-listed investment companies (each, a Company) and their series (each, a Fund) in connection with the solicitation by their respective Boards of proxies to be used at joint meetings (Meetings) of shareholders to be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102 on
July 17, 2003, at 9:30 a.m., Eastern Daylight Time, or any adjournment or adjournments thereof. The Meeting will be a Special Meeting for each Company. This proxy statement is being first mailed to shareholders on or about June 9, 2003.


    Each Company is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). Each of Prudential Equity Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Sector Funds, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Managed Small-Cap Fund, Inc., Prudential U.S. Emerging Growth Fund, Inc., The Prudential Investment Portfolios, Inc. and Prudential World Fund, Inc. is organized as a Maryland corporation. Prudential Value Fund is organized as a Massachusetts business trust. Each of Prudential 20/20 Focus Fund, Prudential Index Series Fund, Prudential Real Estate Securities Fund and Prudential Tax-Managed Funds is organized as a Delaware statutory trust. The shares of common stock of each of Prudential Equity Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Sector Funds, Inc.,

Prudential Small Company Fund, Inc., Prudential Tax-Managed Small-Cap Fund, Inc., Prudential U.S. Emerging Growth Fund, Inc., The Prudential Investment Portfolios, Inc. and Prudential World Fund, Inc. and the shares of beneficial interest of Prudential Value Fund, Prudential 20/20 Focus Fund, Prudential Index Series Fund, Prudential Real Estate Securities Fund and Prudential Tax-Managed Funds are referred to as "Shares," the holders of the Shares are "Shareholders," each Company's board of directors or trustees is referred to as a "Board" and the directors or trustees are "Board Members" or may be collectively referred to as "Directors". A listing of the formal name for each Company and Fund and the abbreviated name for each Company and Fund that is used in this proxy statement are set forth below.

                                                                      ABBREVIATED
COMPANY AND FUND NAME                                                    NAME
---------------------                                      ---------------------------------
Prudential 20/20 Focus Fund..............................  20/20
Prudential Equity Fund, Inc..............................  Equity
Prudential Index Series Fund.............................  Index Series
    Prudential Stock Index Fund..........................  INDEX SERIES Stock Index
Prudential Natural Resources Fund, Inc...................  Natural Resources
Prudential Sector Funds, Inc.............................  Sector Funds
    Prudential Financial Services Fund...................  SECTOR FUNDS Financial Services
    Prudential Health Sciences Fund......................  SECTOR FUNDS Health Sciences
    Prudential Technology Fund...........................  SECTOR FUNDS Technology
    Prudential Utility Fund..............................  SECTOR FUNDS Utility
Prudential Small Company Fund, Inc.......................  Small Company
Prudential Tax-Managed Funds.............................  Tax Managed
    Prudential Tax-Managed Equity Fund...................  TAX MANAGED Tax Equity
Prudential Tax-Managed Small-Cap Fund, Inc...............  Small Cap
Prudential U.S. Emerging Growth Fund, Inc................  Emerging Growth
Prudential Value Fund....................................  Value
The Prudential Investment Portfolios, Inc................  PIP
    Prudential Active Balanced Fund......................  PIP Active Balanced
    Prudential Jennison Equity Opportunity Fund..........  PIP Equity Opportunity
    Prudential Jennison Growth Fund......................  PIP Growth
Prudential Real Estate Securities Fund...................  Real Estate
Prudential World Fund, Inc...............................  World
    Prudential Global Growth Fund........................  WORLD Global Growth
    Prudential International Value Fund..................  WORLD International Value
    Prudential Jennison International Growth Fund........  WORLD International Growth


    Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the Funds' Manager under a management agreement with each Fund. Investment advisory services have been provided to the Funds by PI through its two affiliates, Jennison Associates LLC (Jennison) and Prudential Investment Management, Inc. (PIM). Jennison is located at 466 Lexington Avenue, New York, New York 10017. It serves as subadviser to 20/20, Equity, Natural Resources, Sector Funds, Small Company, Emerging Growth, PIP Equity Opportunity and PIP Growth and Value, WORLD Global Growth and WORLD International Growth. PIM is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102. PIM serves as subadviser to Index Series, Tax Managed, Small Cap, and PIP Active Balanced. Until June 2003, PIM also subadvised a portion of the assets of Sector Funds. In addition, Equity is also subadvised by GE Asset Management, Incorporated (GEAM) and Salomon Brothers Asset Management Inc. (SaBAM). GEAM is located at 3003 Summer Street, Stamford, Connecticut 06904. SaBAM is located at 399 Park Avenue, New York, New York 10022. Real Estate is subadvised by Wellington Management Company, LLP (Wellington). Its address is located at 75 State Street, Boston, Massachusetts 02109. WORLD International Value is subadvised by Bank of

Ireland Asset Management (U.S.) Limited (BIAM (U.S.) Limited). Its address is located at 75 Holly Hill Lane, Greenwich, Connecticut 06830.


    Each Fund has a Board of Directors or Trustees that, in addition to overseeing the actions of the Fund's Manager and Subadvisers, decides upon matters of general policy.

                               VOTING INFORMATION

    In the case of all of the Companies, except for 20/20, Index Series, Tax Managed, Real Estate, Small Cap and Emerging Growth, the presence, in person or by proxy, of a majority of the Shares of a Company outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meeting of that Company. In the case of 20/20, Index Series, Tax Managed and Real Estate, the presence, in person or by proxy, of forty percent (40%) of the Shares of each Company outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meetings of each of these Companies. For each of Small Cap and Emerging Growth, the presence, in person or by proxy, of one-third of the Shares of each Company outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meetings of each of these Companies.

    If a quorum is not present at a Meeting, or if a quorum is present at that Meeting but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares present and entitled to vote at the Meeting in person or by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares other than those shares as to which they have been directed to vote against a Proposal, in which case, such shares will be voted AGAINST the proposed adjournment with respect to that Proposal. A shareholder vote may be taken on one or more of the Proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.


    If a proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the Shares represented thereby, with respect to matters to be determined by a majority or plurality of the votes cast on such matters, will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, not being cast, will have no effect on the outcome of such matters. With respect to matters requiring the affirmative vote of a specified percentage of the total Shares outstanding, an abstention or broker non-vote will be considered present for purposes of determining a quorum but will have the effect of a vote against such matters. Accordingly, abstentions and broker non-votes will have no effect on Proposal No. 1 or, for Delaware Funds, on Proposal No. 2, for which the required vote is a plurality, or majority, of the votes cast, but effectively will be a vote against adjournment and against Proposal No. 2, which, with respect to Maryland Funds and the Massachusetts Fund, requires approval of a majority or two-thirds, respectively, of the outstanding voting securities.



    The individuals named as proxies on the enclosed proxy cards will vote in accordance with your direction as indicated thereon if your card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your Shares will be voted FOR the nominees named herein for the Board of the Company to which the proxy card relates and FOR the remaining Proposals described in this proxy statement and referenced on the proxy card. If any nominee for the Company Boards should withdraw or otherwise become unavailable for election, your Shares will be voted in favor of such other nominee or nominees as management may recommend. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective your revocation must be received by the Company prior to the related Meeting and must indicate your name and account number. In addition, if you attend a Meeting in person you may, if you wish, vote by ballot at that Meeting, thereby canceling any proxy previously given.


    The close of business on May 16, 2003 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meetings. Information as to the number of outstanding Shares for each Fund as of the record date is set forth below:


FUND                       CLASS A          CLASS B          CLASS C           CLASS Z          CLASS I            TOTAL
----                   ---------------   --------------   --------------   ---------------   --------------   ---------------
20/20................   17,483,368.320   38,190,441.803    7,843,811.993     3,168,809.764               --    66,686,431.880
Equity...............  105,212,565.883   40,348,614.235    3,377,643.751    11,761,010.974               --   160,699,834.843
INDEX SERIES Stock
  Index..............    2,660,722.942    4,057,245.387    2,138,169.058    33,739,342.717   53,926,696.181    96,522,176.285
Natural Resources....    2,916,901.879    2,117,021.980      422,745.364       739,861.911               --     4,079,509.154
SECTOR FUNDS
  Financial
  Services...........    2,404,089.673    6,371,995.989    2,738,971.774       655,562.210               --    12,170,619.646
SECTOR FUNDS Health
  Sciences...........    4,906,122.384   11,554,561.570    4,139,459.036     1,444,132.624               --    22,044,275.614
SECTOR FUNDS
  Technology.........    7,961,649.621   14,869,015.902    5,249,476.158       793,764.810               --    28,873,906.491
SECTOR FUNDS
  Utility............  262,438,037.149   37,237,067.343    4,149,476.098     5,560,108.928               --   309,384,689.518
Small Company........   18,162,513.432    8,216,671.866    1,281,953.713     5,563,155.613               --    33,224,294.624
TAX MANAGED Tax
  Equity.............    5,863,558.470   11,732,655.341    6,449,642.081       832,670.843               --    24,878,526.735
Small Cap............    2,026,106.950    4,871,537.992      747,913.826       171,174.187               --     7,816,732.955
Emerging Growth......   14,142,327.922   12,438,232.113    2,717,758.638     6,844,480.972               --    36,142,799.645
Value................   40,238,709.643   17,070,627.785    1,710,121.958     2,415,481.859               --    61,434,941.245
PIP Active
  Balanced...........   36,218,974.891   10,489,186.236    1,131,710.425    16,701,168.725               --    64,541,040.277
PIP Equity
  Opportunity........   17,942,769.613   17,758,590.013    5,139,409.004    17,654,545.096               --    58,495,313.726
PIP Growth...........   96,214,919.804   57,266,120.949   10,222,781.976   111,306,701.610               --   275,010,524.339
Real Estate..........        1,175,158        2,553,402          362,307           186,340               --         4,277,207
WORLD Global
  Growth.............       20,752,316        5,882,143        1,215,539         3,033,674               --        30,883,672
WORLD International
  Value..............        2,912,745        2,386,065          482,323        19,469,775               --        25,250,908
WORLD International
  Growth.............        4,727,158        9,059,133        3,215,262           733,452               --        17,735,005



    None of the Proposals requires separate voting by class. Shareholders of each Company vote together on Proposal No. 1. Shareholders of each Fund of Sector Funds, PIP and World vote separately on Proposal No. 2. Each Share of each class is entitled to one vote. To the knowledge of management, the executive officers and Board Members of each Fund, as a group, owned less than 1% of the outstanding Shares of each Fund as of May 16, 2003. A listing of persons who owned beneficially more than 5% of any class of the Shares of a Fund as of May 16, 2003 is contained in Exhibit A.


    COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS OF A FUND MAY OBTAIN WITHOUT CHARGE ADDITIONAL COPIES OF THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS BY WRITING THE FUND AT GATEWAY CENTER THREE, 100 MULBERRY STREET, 4TH FLOOR, NEWARK, NEW JERSEY 07102, OR BY CALLING 1-800-225-1852 (TOLL FREE).


    Each full Share outstanding is entitled to one vote, and each fractional Share outstanding is entitled to a proportionate share of one vote, with respect to each matter to be voted upon by the shareholders of that Company. Information about the vote necessary with respect to each Proposal is discussed below in connection with each Proposal.

    Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the Shareholder. We have been advised that Internet voting procedures that have been made available to you are consistent with the requirements of law.

                         TO ELECT DIRECTORS OR TRUSTEES
                                 PROPOSAL NO. 1

DISCUSSION


    The Board of each Company has nominated the 10 individuals identified below for election to each Company's Board. Pertinent information about each nominee is set forth in the listing below. Each of the nominees has consented to being named in this proxy statement, and has indicated a willingness to serve if elected. All but one of the nominees currently serve as Directors or Trustees on some, but not all, of the funds in the Prudential retail mutual fund complex. The remaining nominee (Mr. Carson) currently does not serve as a Director or Trustee for any of the funds in the Prudential retail mutual fund complex, but serves as a Director of the American Skandia Advisor Funds, Inc.



    Because many of the other funds within the Prudential retail mutual fund complex are also asking shareholders to elect the same individuals, if the Shareholders of each of these Companies elect each nominee, most of the Companies within the Prudential retail mutual fund complex will be overseen by a common Board. As part of the creation of a common Board, certain individuals currently serving as Directors or Trustees of each Company who have not been nominated for election have announced their intention to resign their positions if Shareholders elect the nominees.


    Each Company's current Directors or Trustees believes that creating a common Board is in the best interests of each Company. The principal reasons for adding these individuals are:

    - to bring additional experience and diversity of viewpoints to the Board;

    - to bring the benefit of experience derived from service on the boards of the other Prudential mutual funds;

    - to promote continuity on the Board; and

    - to achieve efficiencies and coordination in operation, supervision and oversight of the Funds which may be derived from having the same individuals serve on the Board of most of the Prudential retail mutual funds.

    If elected, all nominees will hold office until the earlier to occur of
(a) the next meeting of shareholders at which Board Members are elected and until their successors are elected and qualified or (b) until their terms expire in accordance with each Company's retirement policy or (c) until they resign or are removed as permitted by law. Each Company's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

    Board Members who are not interested persons of a Company (as defined in the 1940 Act) are referred to as Independent Board Members or Independent Directors. Board Members who are interested persons of a Company are referred to as Interested Board Members or Interested Directors.

    Currently, each Independent Director who serves on the Board of a Company is paid annual fees as set forth below for his or her service on the Board of each Company. Directors' fees are allocated among all of the Funds in a "cluster" based on their proportionate net assets. In addition, an Independent Board Member who serves on the Executive Committee is paid by the Funds in the cluster an annual aggregate fee of $8,000 and an Independent Board Member who chairs the Audit or Nominating Committee is paid by those Funds an annual aggregate fee of $2,000 per Committee. Interested Directors will continue to receive no compensation from any Fund. Board Members will continue to be reimbursed for any expenses incurred in attending meetings and for other incidental expenses. Board fees are reviewed periodically by each Company's Board.

    None of the nominees is related to another. None of each Company's Independent Directors nor persons nominated to become Independent Directors owns shares of Prudential Financial, Inc. or its affiliates. The business experience and address of each Independent Director nominee and each Interested Director nominee (each a "Nominee"), as well as information regarding their service on other mutual funds in the Prudential mutual fund complex, is as follows:

                     PROPOSED INDEPENDENT DIRECTOR NOMINEES


                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                                                                          FUND
                                                TERM OF                                 COMPLEX+
                           POSITION(S)        OFFICE AND                               OVERSEEN BY    OTHER DIRECTORSHIPS**
                            HELD WITH          LENGTH OF     PRINCIPAL OCCUPATION(S)   NOMINEE FOR       HELD BY NOMINEE
NAME, ADDRESS* AND AGE      EACH FUND         TIME SERVED      DURING PAST 5 YEARS      DIRECTOR          FOR DIRECTOR
---------------------- -------------------- --------------- ------------------------- ------------- -------------------------
David E. A. Carson     None                 --              Director (January 2000 to      31       Director of United
(68)++                                                      May 2000), Chairman                     Illuminating and UIL
People's Bank                                               (January 1999 to December               Holdings, a utility
1 Financial Plaza                                           1999), Chairman and Chief               company, since May 1993.
Second Floor                                                Executive Officer
Hartford, CT 06103                                          (January 1998 to December
                                                            1998) and President,
                                                            Chairman and Chief
                                                            Executive Officer of
                                                            People's Bank
                                                            (1988-1997).

Robert E. La Blanc     20/20: None          --              President (since 1981) of     108       Director of Storage
(69)                   Equity: None         --              Robert E. La Blanc                      Technology Corporation
                       Index Series: None   --              Associates, Inc.                        (technology) (since
                       Natural Resources:   --              (telecommunications);                   1979), Chartered
                       None                                 formerly General Partner                Semiconductor
                       Sector Funds: None   --              at Salomon Brothers and                 Manufacturing, Ltd.
                       Small Company:       --              Vice-Chairman of                        (Singapore) (since 1998),
                       None                                 Continental Telecom.                    Titan Corporation
                       Tax Managed:         --              Trustee of Manhattan                    (electronics, since
                       None                                 College.                                1995), Computer
                       Small Cap: None      --                                                      Associates
                       Emerging Growth:     --                                                      International, Inc.
                       None                                                                         (since 2002) (software
                       Value: None          --                                                      company); Director (since
                       PIP: None            --                                                      1999) of First Financial
                       Real Estate:         since 1984                                              Fund, Inc. and Director
                       Trustee                                                                      (since April 1999) of The
                       World: Director      since 2001                                              High Yield Plus
                                                                                                    Fund, Inc.

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                                                                          FUND
                                                TERM OF                                 COMPLEX+
                           POSITION(S)        OFFICE AND                               OVERSEEN BY    OTHER DIRECTORSHIPS**
                            HELD WITH          LENGTH OF     PRINCIPAL OCCUPATION(S)   NOMINEE FOR       HELD BY NOMINEE
NAME, ADDRESS* AND AGE      EACH FUND         TIME SERVED      DURING PAST 5 YEARS      DIRECTOR          FOR DIRECTOR
---------------------- -------------------- --------------- ------------------------- ------------- -------------------------

Douglas H.             20/20: Trustee       since 1998      Chairman (since February      108       Director of Gannett
McCorkindale (63)      Equity: Director     since 1996      2001), Chief Executive                  Co., Inc., Director of
                       Index Series:        since 1996      Officer (since June 2000)               Continental
                       Trustee                              and President (since                    Airlines, Inc. (since May
                       Natural Resources:   since 2000      September 1997) of                      1993); Director of
                       Director                             Gannett Co. Inc.                        Lockheed Martin Corp.
                       Sector Funds:        since 1996      (publishing and media);                 (aerospace and defense)
                       Director                             formerly Vice Chairman                  (since May 2001);
                       Small Company:       since 1996      (March 1984-May 2000) of                Director of The High
                       Director                             Gannett Co. Inc.                        Yield Plus Fund, Inc.
                       Tax Managed:         since 1998                                              (since 1996).
                       Trustee
                       Small Cap:           since 1997
                       Director
                       Emerging Growth:     since 1996
                       Director
                       Value: Trustee       since 1987
                       PIP: Director        since 1996
                       Real Estate: None    --
                       World: None          --

Stephen P. Munn (60)   20/20: Trustee       since 1998      Chairman of the Board         103       Chairman of the Board
                       Equity: Director     since 1996      (since 1994) and formerly               (since January 1994) and
                       Index Series:        since 1996      Chief Executive Officer                 Director (since 1988) of
                       Trustee                              (1988-2001) and President               Carlisle Companies
                       Natural Resources:   since 2000      of Carlisle Companies                   Incorporated
                       Director                             Incorporated.                           (manufacturer of
                       Sector Funds:        since 1996                                              industrial products);
                       Director                                                                     Director of Gannett Co.,
                       Small Company:       since 1991                                              Inc. (publishing and
                       Director                                                                     media).
                       Tax Managed:         since 1998
                       Trustee
                       Small Cap:           since 1997
                       Director
                       Emerging Growth:     since 1996
                       Director
                       Value: Trustee       since 1996
                       PIP: Director        since 1996
                       Real Estate: None    --
                       World: None          --

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                                                                          FUND
                                                TERM OF                                 COMPLEX+
                           POSITION(S)        OFFICE AND                               OVERSEEN BY    OTHER DIRECTORSHIPS**
                            HELD WITH          LENGTH OF     PRINCIPAL OCCUPATION(S)   NOMINEE FOR       HELD BY NOMINEE
NAME, ADDRESS* AND AGE      EACH FUND         TIME SERVED      DURING PAST 5 YEARS      DIRECTOR          FOR DIRECTOR
---------------------- -------------------- --------------- ------------------------- ------------- -------------------------

Richard A. Redeker     20/20: Trustee       since 1998      Formerly Management           103
(59)                   Equity: Director     since 1993      Consultant of Investmart,
                       Index Series:        since 1996      Inc. (August 2001-October
                       Trustee                              2001); formerly employee
                       Natural Resources:   since 2000      of Prudential Investments
                       Director                             (October 1996-December
                       Sector Funds:        since 1993      1998).
                       Director
                       Small Company:       since 1995
                       Director
                       Tax Managed:         since 1998
                       Trustee
                       Small Cap:           since 1997
                       Director
                       Emerging Growth:     since 1996
                       Director
                       Value: Trustee       since 1993
                       PIP: Director        since 1995
                       Real Estate: None    --
                       World: None          --

Robin B. Smith (63)    20/20: Trustee       since 1998      Chairman of the Board         100       Director of BellSouth
                       Equity: Director     since 1996      (since January 2003) of                 Corporation (since 1992).
                       Index Series:        since 1996      Publishers Clearing House
                       Trustee                              (direct marketing);
                       Natural Resources:   since 1996      formerly Chairman and
                       Director                             Chief Executive Officer
                       Sector Funds:        since 1996      (August 1996-January
                       Director                             2003) of Publishers
                       Small Company:       since 1996      Clearing House.
                       Director
                       Tax Managed:         since 1998
                       Trustee
                       Small Cap:           since 1997
                       Director
                       Emerging Growth:     since 1996
                       Director
                       Value: Director      since 1996
                       PIP: Director        since 1995
                       Real Estate:         since 1997
                       Trustee
                       World: Director      since 1996

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                                                                          FUND
                                                TERM OF                                 COMPLEX+
                           POSITION(S)        OFFICE AND                               OVERSEEN BY    OTHER DIRECTORSHIPS**
                            HELD WITH          LENGTH OF     PRINCIPAL OCCUPATION(S)   NOMINEE FOR       HELD BY NOMINEE
NAME, ADDRESS* AND AGE      EACH FUND         TIME SERVED      DURING PAST 5 YEARS      DIRECTOR          FOR DIRECTOR
---------------------- -------------------- --------------- ------------------------- ------------- -------------------------

Stephen Stoneburn (59) 20/20: None          --              President and Chief           106       None
                       Equity: None         --              Executive Officer (since
                       Index Series: None   --              June 1996) of Quadrant
                       Natural Resources:   --              Media Corp. (a publishing
                       None                                 company); formerly
                       Sector Funds: None   --              President (June 1995-June
                       Small Company:       --              1996) of Argus Integrated
                       None                                 Media, Inc.; Senior Vice
                       Tax Managed:         --              President and Managing
                       None                                 Director (January
                       Small Cap: None      --              1993-1995) of Cowles
                       Emerging Growth:     --              Business Media and Senior
                       None                                 Vice President of
                       Value: None          --              Fairchild Publications,
                       PIP: None            --              Inc (1975-1989).
                       Real Estate:         since 2001
                       Trustee
                       World: Director      since 1996

Clay T. Whitehead (64) 20/20: Trustee       since 1998      President (since 1983) of     125       Director (since 2000) of
                       Equity: Director     since 1996      National Exchange Inc.                  First Financial
                       Index Series:        since 1996      (new business development               Fund, Inc. and Director
                       Trustee                              firm).                                  (since 2000) of The High
                       Natural Resources:   since 1999                                              Yield Plus Fund, Inc.
                       Director
                       Sector Funds:        since 1996
                       Director
                       Small Company:       since 1996
                       Director
                       Tax Managed:         since 1998
                       Trustee
                       Small Cap:           since 1997
                       Director
                       Emerging Growth:     since 1996
                       Director
                       Value: Trustee       since 1996
                       PIP: Director        since 1996
                       Real Estate:         since 1997
                       Trustee
                       World: Director      since 1984

                     PROPOSED INTERESTED DIRECTOR NOMINEES

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                                                                FUND
                                         TERM OF                                              COMPLEX+
                       POSITION(S)     OFFICE AND                                            OVERSEEN BY
NAME, ADDRESS* AND      HELD WITH       LENGTH OF           PRINCIPAL OCCUPATION(S)          NOMINEE FOR
AGE                     EACH FUND      TIME SERVED            DURING PAST 5 YEARS             DIRECTOR
--------------------  -------------   -------------   ------------------------------------  -------------
Judy A. Rice (55)     President and   Director or     President, Chief Executive Officer,        129
                      Director or     Trustee for     Chief Operating Officer and Officer-
                      Trustee         all Funds,      In-Charge (since 2003) of PI;
                                      since 2000;     Director, Officer-in-Charge,
                                      President of    President, Chief Executive Officer
                                      all Funds       and Chief Operating Officer (since
                                      since 2003      May 2003) of American Skandia
                                                      Advisory Services, Inc.; Director,
                                                      Officer-in-Charge, President, Chief
                                                      Executive Officer and Chief
                                                      Operating Officer (since May 2003)
                                                      of American Skandia Investment
                                                      Services, Inc.; Director,
                                                      Officer-in-Charge, President, Chief
                                                      Executive Officer (since May 2003)
                                                      of American Skandia Fund Services,
                                                      Inc.; formerly various positions to
                                                      Senior Vice President (1992-1999) of
                                                      Prudential Securities Incorporated
                                                      (PSI); and various positions to
                                                      Managing Director (1975-1992) of
                                                      Salomon Smith Barney; Member of
                                                      Board of Governors of the Money
                                                      Management Institute.

Robert F. Gunia (56)  Vice            20/20: since    Executive Vice President and Chief         147
                      President and   1998            Administrative Officer (since June
                      Director or     Equity: since   1999) of PI; Executive Vice
                      Trustee         1996            President and Treasurer (since
                                      Index Series:   January 1996) of PI; President
                                      since 1996      (since April 1999) of Prudential
                                      Natural         Investment Management Services LLC
                                      Resources:      (PIMS); Corporate Vice President
                                      since 1996      (since September 1997) of The
                                      Sector Funds:   Prudential Insurance Company of
                                      since 1996      America; Director, Executive Vice
                                      Small           President and Chief Administrative
                                      Company:        Officer (since May 2003) of American
                                      since 1996      Skandia Investment Services, Inc;
                                      Tax Managed:    Director, Executive Vice President
                                      since 1998      and Chief Administrative Officer
                                      Small Cap:      (since May 2003) of American Skandia
                                      since 1997      Advisory Services, Inc.; Director
                                      Emerging        and Executive Vice President (since
                                      Growth: since   May 2003) of American Skandia Fund
                                      1996            Services, Inc.; formerly Senior Vice
                                      Value: since    President (March 1987-May 1999) of
                                      1996            PSI; formerly Chief Administrative
                                      PIP: since      Officer (July 1989-September 1996),
                                      1996            Director (January 1989-September
                                                      1996), and Executive Vice President,
                                                      Treasurer and Chief Financial
                                                      Officer (June 1987-December 1996) of
                                                      Prudential Mutual Fund
                                                      Management, Inc. (PMF)

                                      Real Estate:
                                      since 1997
                                      World:
                                      since 1996


                             OTHER DIRECTORSHIPS**
NAME, ADDRESS* AND              HELD BY NOMINEE
AGE                               FOR DIRECTOR
--------------------  ------------------------------------
Judy A. Rice (55)     None
Robert F. Gunia (56)  Director (since May 1989) and
                      Treasurer (since 1999) of The Asia
                      Pacific Fund, Inc.

------------------------

* Unless otherwise noted, the address of each Nominee is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

** This column includes only directorships of companies required to register, or file reports with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.


+ The Fund Complex consists of all investment companies managed by PI. Effective May 1, 2003, the Funds for which PI serves as manager include The Prudential Mutual Funds, Strategic Partners Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.



++ Mr. Carson has agreed to resign as a Trustee of Mass Mutual Institutional Funds and Mass Mutual Series Funds, effective August 4, 2003 and subject to his election as Director or Trustee of the Funds and the other mutual funds in the Fund Complex.


    The following tables set forth the dollar range of Fund securities held by each Nominee as of December 31, 2002. The tables also include the aggregate dollar range of securities held by each Nominee in all funds in the Fund Complex overseen by that Nominee as of December 31, 2002.

             SHARE OWNERSHIP TABLE -- INDEPENDENT DIRECTOR NOMINEES

                                                                          AGGREGATE DOLLAR RANGE
                                                                           OF SECURITIES IN ALL
                                                                           REGISTERED INVESTMENT
                                                                           COMPANIES OVERSEEN BY
                                              DOLLAR RANGE OF                NOMINEE IN FAMILY
NAME OF NOMINEE                           SECURITIES IN EACH FUND         OF INVESTMENT COMPANIES
---------------                     -----------------------------------   -----------------------
David E. A. Carson................  None                                  None
Robert E. La Blanc................  WORLD Global Growth:                  Over $100,000
                                    $10,001-$50,000 (Class A)
                                    WORLD International Value:
                                    $1-$10,000 (Class A)
                                    Real Estate: $10,001-$50,000
                                    All other Funds: None
Douglas H. McCorkindale...........  20/20: $10,001-$50,000                Over $100,000
                                    Equity: $10,001-$50,000
                                    Natural Resources: $50,001-$100,000
                                    SECTOR FUNDS Utility:
                                    $10,001-$50,000
                                    Small Company: $10,001-$50,000
                                    Emerging Growth: $10,001-$50,000
                                    Value: $1-$10,000
                                    PIP Equity Opportunity:
                                    $10,001-$50,000
                                    PIP Growth: $10,001-$50,000
                                    All other Funds: None

                                                                          AGGREGATE DOLLAR RANGE
                                                                           OF SECURITIES IN ALL
                                                                           REGISTERED INVESTMENT
                                                                           COMPANIES OVERSEEN BY
                                              DOLLAR RANGE OF                NOMINEE IN FAMILY
NAME OF NOMINEE                           SECURITIES IN EACH FUND         OF INVESTMENT COMPANIES
---------------                     -----------------------------------   -----------------------
Stephen P. Munn...................  20/20: $10,001-$50,000                Over $100,000
                                    Equity: $10,001-$50,000
                                    INDEX SERIES Stock Index:
                                    $1-$10,000
                                    Natural Resources: $10,001-$50,000
                                    SECTOR FUNDS Financial Services:
                                    $10,001-$50,000
                                    SECTOR FUNDS Health Sciences:
                                    $1-$10,000
                                    SECTOR FUNDS Technology: $1-$10,000
                                    SECTOR FUNDS Utility:
                                    $10,001-$50,000
                                    Small Company: $10,001-$50,000
                                    TAX MANAGED Tax Equity: $1-$10,000
                                    Emerging Growth: $10,001-$50,000
                                    Value: $1-$10,000
                                    PIP Active Balanced:
                                    $10,001-$50,000
                                    PIP Equity Opportunity:
                                    $10,001-$50,000
                                    PIP Growth: $1-$10,000
                                    All other Funds: None

Richard A. Redeker................  Emerging Growth: $50,001-$100,000     Over $100,000
                                    Value: $1-$10,000
                                    PIP Growth: over $100,000
                                    All other Funds: None

                                                                          AGGREGATE DOLLAR RANGE
                                                                           OF SECURITIES IN ALL
                                                                           REGISTERED INVESTMENT
                                                                           COMPANIES OVERSEEN BY
                                              DOLLAR RANGE OF                NOMINEE IN FAMILY
NAME OF NOMINEE                           SECURITIES IN EACH FUND         OF INVESTMENT COMPANIES
---------------                     -----------------------------------   -----------------------
Robin B. Smith....................  20/20: $1-$10,000                     Over $100,000
                                    Equity: $10,001-$50,000
                                    INDEX SERIES Stock Index:
                                    $10,001-$50,000
                                    Natural Resources: $10,001-$50,000
                                    SECTOR FUNDS Financial Services:
                                    $1-$10,000
                                    SECTOR FUNDS Health Sciences:
                                    $1-$10,000
                                    SECTOR FUNDS Technology: $1-$10,000
                                    SECTOR FUNDS Utility: over $100,000
                                    Small Company: $10,001-$50,000
                                    TAX MANAGED Tax Equity: $1-$10,000
                                    Small Cap: $1-$10,000
                                    Emerging Growth: $1-$10,000
                                    Value: $10,001-$50,000
                                    PIP Active Balanced:
                                    $10,001-$50,000
                                    PIP Equity Opportunity:
                                    $10,001-$50,000
                                    PIP Growth: $50,001-$100,000
                                    Real Estate: $1-$10,000
                                    WORLD Global Growth: $1-$10,000
                                    WORLD International Value:
                                    $10,001-$50,000
                                    WORLD International Growth:
                                    $1-$10,000
                                    All other Funds: None

Stephen Stoneburn.................  WORLD Global Growth:                  Over $100,000
                                    $10,001-$50,000
                                    All other Funds: None

Clay T. Whitehead.................  20/20: $10,001-$50,000                Over $100,000
                                    INDEX SERIES Stock Index:
                                    $10,001-$50,000
                                    SECTOR FUNDS Technology: $1-$10,000
                                    PIP Growth: $10,001-$50,000
                                    WORLD International Growth:
                                    $1-$10,000
                                    All other Funds: None

             SHARE OWNERSHIP TABLE -- INTERESTED DIRECTOR NOMINEES

                                                                          AGGREGATE DOLLAR RANGE
                                                                           OF SECURITIES IN ALL
                                                                          REGISTERED INVESTMENT
                                                                          COMPANIES OVERSEEN BY
                                              DOLLAR RANGE OF              NOMINEE IN FAMILY OF
NAME OF NOMINEE                           SECURITIES IN EACH FUND          INVESTMENT COMPANIES
---------------                     -----------------------------------   ----------------------
Robert F. Gunia...................  20/20: $10,001-$50,000                Over $100,000
                                    Equity: $10,001-$50,000
                                    INDEX SERIES Stock Index:
                                    $10,001-$50,000 (Class I and Z)
                                    SECTOR FUNDS Utility:
                                    $1-$10,000 (Class A)
                                    $10,001-$50,000 (Class Z)
                                    PIP Active Balanced: $1-$10,000
                                    PIP Growth:
                                    $1-$10,000 (Class A)
                                    $10,001-$50,000 (Class Z)
                                    WORLD Global Growth:
                                    $1-$10,000 (Class A)
                                    $10,001-$50,000 (Class Z)
                                    WORLD International Value:
                                    $10,001-$50,000 (Class Z)
                                    All other Funds: None
Judy A. Rice......................  20/20: $10,001-$50,000                Over $100,000
                                    Equity: $50,001-$100,000
                                    SECTOR FUNDS Utility: over $100,000
                                    Small Company: $10,001-$50,000
                                    PIP Active Balanced:
                                    $10,001-$50,000
                                    PIP Growth: over $100,000
                                    WORLD International Value:
                                    $1-$10,000 (Class Z)
                                    All other Funds: None

    None of the Independent Director Nominees, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of a Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Fund as of December 31, 2002.

    The following table sets forth information describing the aggregate compensation paid by each Fund for each Fund's most recently completed fiscal year and by the Fund Complex for the calendar year ended December 31, 2002 to each of the Nominees for his/her services:

               COMPENSATION PAID TO INDEPENDENT DIRECTOR NOMINEES

                                                                              PENSION OR
                                                                          RETIREMENT BENEFITS      ESTIMATED
NAME OF INDEPENDENT DIRECTOR               AGGREGATE COMPENSATION         ACCRUED AS PART OF    ANNUAL BENEFITS
NOMINEE, POSITION(1)                           FROM EACH FUND                FUND EXPENSES      UPON RETIREMENT
--------------------                  ---------------------------------   -------------------   ----------------
David E. A. Carson                    None                                       None                 None

Robert E. La Blanc -- Director        Real Estate: $1,200                        None                 None
                                      World: $4,475

                                          TOTAL 2002
                                         COMPENSATION
                                         FROM FUND AND
NAME OF INDEPENDENT DIRECTOR           FUND COMPLEX PAID
NOMINEE, POSITION(1)                      TO NOMINEES
--------------------                  -------------------
David E. A. Carson                           None
Robert E. La Blanc -- Director        $137,250 (20/77)(3)


                                                                              PENSION OR
                                                                          RETIREMENT BENEFITS      ESTIMATED
NAME OF INDEPENDENT DIRECTOR               AGGREGATE COMPENSATION         ACCRUED AS PART OF    ANNUAL BENEFITS
NOMINEE, POSITION(1)                           FROM EACH FUND                FUND EXPENSES      UPON RETIREMENT
--------------------                  ---------------------------------   -------------------   ----------------
Douglas H. McCorkindale(2) --         20/20: $1,725                              None                 None
  Director                            Equity: $2,875
                                      Index Series: $2,525
                                      Natural Resources: $600
                                      Sector Funds: $7,350
                                      Small Company: $1,475
                                      Tax Managed: $1,400
                                      Small Cap: $1,200
                                      Emerging Growth: $1,513
                                      Value: $1,900
                                      PIP: $7,050

Stephen P. Munn -- Director           20/20: $1,725                              None                 None
                                      Equity: $2,875
                                      Index Series: $2,633
                                      Natural Resources: $600
                                      Sector Funds: $7,350
                                      Small Company: $1,518
                                      Tax Managed: $1,406
                                      Small Cap: $1,200
                                      Emerging Growth: $1,521
                                      Value: $1,917
                                      PIP: $7,150

Richard A. Redeker -- Director        20/20: $1,725                              None                 None
                                      Equity: $2,875
                                      Index Series: $2,903
                                      Natural Resources: $600
                                      Sector Funds: $7,350
                                      Small Company: $1,475
                                      Tax Managed: $1,400
                                      Small Cap: $1,200
                                      Emerging Growth: $1,513
                                      Value: $1,900
                                      PIP: $7,050

Robin B. Smith(2) -- Director         20/20: $1,813                              None                 None
                                      Equity: $3,137
                                      Index Series: $2,831
                                      Natural Resources: $1,250
                                      Sector Funds: $7,726
                                      Small Company: $1,479
                                      Tax Managed: $1,416
                                      Small Cap: $1,200
                                      Emerging Growth: $1,579
                                      Value: $1,983
                                      PIP: $7,600
                                      Real Estate: $1,200
                                      World: $4,491

Stephen Stoneburn -- Director         Real Estate: $1,200                        None                 None
                                      World: $4,609

                                          TOTAL 2002
                                         COMPENSATION
                                         FROM FUND AND
NAME OF INDEPENDENT DIRECTOR           FUND COMPLEX PAID
NOMINEE, POSITION(1)                      TO NOMINEES
--------------------                  -------------------
Douglas H. McCorkindale(2) --         $115,000 (18/77)(3)
  Director
Stephen P. Munn -- Director           $118,000 (23/72)(3)
Richard A. Redeker -- Director        $120,500 (23/72)(3)
Robin B. Smith(2) -- Director         $120,500 (26/69)(3)
Stephen Stoneburn -- Director         $120,250 (18/75)(3)


                                                                              PENSION OR
                                                                          RETIREMENT BENEFITS      ESTIMATED
NAME OF INDEPENDENT DIRECTOR               AGGREGATE COMPENSATION         ACCRUED AS PART OF    ANNUAL BENEFITS
NOMINEE, POSITION(1)                           FROM EACH FUND                FUND EXPENSES      UPON RETIREMENT
--------------------                  ---------------------------------   -------------------   ----------------
Clay T. Whitehead -- Director         20/20: $1,725                              None                 None
                                      Equity: $3,475
                                      Index Series: $3,182
                                      Natural Resources: $1,250
                                      Sector Funds: $8,275
                                      Small Company: $1,575
                                      Tax Managed: $1,500
                                      Small Cap: $1,200
                                      Emerging Growth: $1,613
                                      Value: $2,100
                                      PIP: $8,300
                                      Real Estate: $1,200
                                      World: $4,475

                                          TOTAL 2002
                                         COMPENSATION
                                         FROM FUND AND
NAME OF INDEPENDENT DIRECTOR           FUND COMPLEX PAID
NOMINEE, POSITION(1)                      TO NOMINEES
--------------------                  -------------------
Clay T. Whitehead -- Director         $196,750 (32/94)(3)

------------------------
(1) Interested Directors do not receive any compensation from the Companies or the Fund Complex.

(2) Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2002, such compensation was deferred at the election of the Directors, in total or in part, under the Company's deferred fee agreements. Including accrued interest and the selected Prudential Fund's rate of return on amounts deferred through December 31, 2002, the total amount of compensation for the year amounted to $58,669 and $67,374 for Mr. McCorkindale and Ms. Smith, respectively.


(3) Indicates number of funds/portfolios in Fund Complex (including the Funds) to which aggregate compensation relates. As of December 31, 2002, the Fund Complex consists of 47 funds and 189 portfolios.


    If elected, the Directors will hold office generally without limit except that (a) any Director may resign; (b) any Director may be removed by the holders of not less than a majority of the Company's outstanding Shares entitled to vote on the election of Directors or Trustees (or, with respect to 20/20, Index Series, Tax Managed and Real Estate, by the holders of not less than two-thirds of the Company's outstanding Shares entitled to vote on the election of Trustees); and (c) each Company's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. In the event of a vacancy on the Board, the remaining Directors will fill such vacancy by appointing another Director, so long as immediately, after such appointment, at least two-thirds of the Directors have been elected by shareholders.

    The Board of each Company, with the exception of Real Estate and World, is currently composed of three Interested Directors and ten Independent Directors, and met four times during the twelve months ended December 31, 2002. The Board of Real Estate and World is currently composed of three Interested Directors and six Independent Directors and met four times during the twelve months ended December 31, 2002. Each incumbent Director attended each of these meetings, with the exception of Ms. Smith, who attended three meetings. It is expected that the Directors will meet at least four times a year at regularly scheduled meetings.

    Each Company has an Audit Committee, which is composed entirely of Independent Directors, and normally meets four times a year, or as required, in conjunction with the meetings of the Board of Directors. Among other things, each Fund's Audit Committee has the following responsibilities:

    - Recommending to the Board of Directors of each Company the selection, retention or termination, as appropriate, of the independent accountants of a Fund.

    - Reviewing the independent accountants' compensation, the proposed terms of their engagement, and their independence.

    - Reviewing audited annual financial statements, including any adjustments to those statements recommended by the independent accountants, and any significant issues that arose in connection with the preparation of those financial statements.

    - Reviewing changes in accounting policies or practices that had or are expected to have a significant impact on the preparation of financial statements.

    - Generally acting as a liaison between the independent accountants and the Board of Directors.


    For each Company except Real Estate and World, the members of each Company's Audit Committee and Nominating Committee are Saul K. Fenster, Delayne Dedrick Gold, Douglas H. McCorkindale, W. Scott McDonald, Jr., Thomas T. Mooney,
Stephen P. Munn, Richard A. Redeker, Robin B. Smith, Louis A. Weil, III, and Clay T. Whitehead. For Real Estate and World, the members of each Company's Audit and Nominating Committees are Delayne Dedrick Gold, Robert E. La Blanc, Robin B. Smith, Stephen Stoneburn and Clay T. Whitehead. During the twelve months ended December 31, 2002, the Audit Committee of each Company met four times.



    The firm of PricewaterhouseCoopers LLP (PwC), 1177 Avenue of the Americas, New York, New York 10036, is the independent accountant for each Fund. Each Company's Audit Committee recommended, and the Board of each Company (including a majority of the Independent Directors) approved, the selection of PwC as the Fund's independent accountant for the Fund's current fiscal year. Representatives of PwC are not expected to be present at the Meetings, however, they will have the opportunity to make a statement if they so desire but will not be available during the meeting to respond to appropriate questions.



AUDIT FEES


    The following aggregate fees were billed by PwC for professional services rendered for the audit of each Fund's annual financial statements for their most recently completed fiscal years as indicated below.

FUND                                                          FISCAL YEAR END   AUDIT FEES
----                                                          ---------------   ----------
20/20.......................................................      1/31/03         $29,000
Equity......................................................     12/31/02         $32,500
INDEX SERIES Stock Index....................................      9/30/02         $29,500
Natural Resources...........................................      5/31/02         $35,000
SECTOR FUNDS Financial Services.............................     11/30/02         $28,000
SECTOR FUNDS Health Sciences................................     11/30/02         $28,000
SECTOR FUNDS Technology.....................................     11/30/02         $28,000
SECTOR FUNDS Utility........................................     11/30/02         $34,500
Small Company...............................................      9/30/02         $27,000
TAX MANANGED Tax Equity.....................................     10/31/02         $28,000
Small Cap...................................................     10/31/02         $27,000
Emerging Growth.............................................     10/31/02         $28,000
Value.......................................................     10/31/02         $28,000
PIP Active Balanced.........................................      9/30/02         $28,000
PIP Equity Opportunity......................................      9/30/02         $28,000
PIP Growth..................................................      9/30/02         $28,000
Real Estate.................................................      3/31/03         $27,000
WORLD Global Growth.........................................     10/31/02         $39,000
WORLD International Value...................................     10/31/02         $39,000
WORLD International Growth..................................     10/31/02         $39,000

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES


    PwC billed no fees for professional services rendered to the Funds for information technology services relating to financial information systems design and implementation for each Fund's most recently completed fiscal year, as indicated above. Similarly, PwC billed no fees for professional services rendered to the Funds' manager, and any entities controlling, controlled by or under common control with the Funds' manager that provide services to the Funds, for information technology services relating to financial information systems design and implementation for each Fund's most recently completed fiscal years, as indicated above.


ALL OTHER FEES


    The aggregate fees billed by PwC for services rendered to each Fund, the Fund's Manager and any entity controlling, controlled by or under common control with the Funds' Manager that provides services to the Funds, amounted to approximately $1,485,000 for the calendar year ended December 31, 2002.


    The Audit Committee of each Company has considered whether the services described above are compatible with PwC's independence.


    Nominating Committee members confer periodically and hold meetings as required. The responsibilities of the Nominating Committee include, but are not limited to, recommending to the Board the individuals to be nominated to become Independent Directors. During the twelve months ended December 31, 2002, no Company's Nominating Committees met. The Companies do not have compensation committees. Each Company's Nominating Committee generally will not consider nominees recommended by Shareholders.

    Information about the number of Board and Committee meetings held during the most recent fiscal year for each Company is included in Exhibit B. Information concerning Company officers is set forth in Exhibit C.

REQUIRED VOTE


    The nominees receiving the affirmative vote of a plurality, in the case of each Delaware and Maryland Company, or a majority in the case of Value Fund, of the votes cast will be elected, provided a quorum is present.



    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL NO. 1.

             TO APPROVE AMENDMENTS TO THE ARTICLES OF INCORPORATION
                    OR DECLARATION OF TRUST FOR EACH COMPANY
                                 PROPOSAL NO. 2

    THIS PROPOSAL APPLIES TO EACH COMPANY AS DESCRIBED BELOW.

BACKGROUND

    The Board of each Company has approved, submitted for shareholder approval, and recommends that shareholders approve, amendments (collectively, the "Charter Amendments") to each Company's governing documents, which are either a declaration of trust or articles of incorporation, as applicable (either, a "Charter"). Each of the Companies is organized and operates under a state Charter (either Maryland, Massachusetts or Delaware). The chart below identifies the applicable state Charter for each Company.

NAME OF COMPANY                                               JURISDICTION
---------------                                               ------------
20/20.......................................................  Delaware
Equity......................................................  Maryland
Index Series................................................  Delaware
Natural Resources...........................................  Maryland
Sector Funds................................................  Maryland
Small Company...............................................  Maryland
Tax Managed.................................................  Delaware
Small Cap...................................................  Maryland
Emerging Growth.............................................  Maryland
Value.......................................................  Massachusetts
PIP.........................................................  Maryland
Real Estate.................................................  Delaware
World.......................................................  Maryland


    The Charter Amendments are intended to reflect changes to state laws that have occurred over the years, to eliminate unnecessary or unduly burdensome provisions that do not optimally protect the interests of shareholders, to eliminate potential uncertainty regarding the application of certain state laws and to achieve consistent Charter provisions for the Companies in each jurisdiction and, where possible, across jurisdictions. The Board of each Company believes that approval of the Charter Amendments is in the best interests of the Company and its shareholders, and recommends that shareholders approve the Charter Amendments for their respective Companies.



    There are certain material differences between the proposed Charter Amendments for each Company and each Company's current Charter. In some cases, the proposed Charter Amendments would allow the Board, acting alone, to take certain actions that are currently subject to shareholder vote and would restrict shareholder derivative actions. These differences are summarized in the tables appearing at the end of this Proposal. The text of the proposed Charter Amendments is also included in the tables appearing at the end of this Proposal.


    Set forth below is a detailed analysis of the proposed Charter Amendments:


    1. Charter Amendments. Each Charter would be amended to give the Board of Directors or Trustees the right to amend the Charter without shareholder action to the fullest extent permitted by law.



       THIS AMENDMENT IS INTENDED TO GIVE EACH COMPANY MAXIMUM FLEXIBILITY TO PERMIT AMENDMENT OF ITS CHARTER BY THE BOARD TO ADDRESS ANY FUTURE CIRCUMSTANCES WITHOUT THE NECESSITY OF THE TIME AND EXPENSE OF OBTAINING A SHAREHOLDER VOTE UNLESS SUCH VOTE IS REQUIRED BY THE 1940 ACT OR OTHER LAW.



In addition, each Maryland Company Charter would be amended to specifically reserve the Company's right to alter the "contract rights" of outstanding shares, in order to clarify that the Company is exempt from certain Maryland appraisal rights statutes. UNDER MARYLAND LAW, A SHAREHOLDER MAY BE ENTITLED TO REQUIRE

A CORPORATION TO PAY "FAIR VALUE" FOR HER SHARES IF A CHARTER AMENDMENT SUBSTANTIALLY ADVERSELY AFFECTS HER RIGHTS AS A SHAREHOLDER. WE DO NOT BELIEVE ANY OF THE MARYLAND COMPANIES ARE CURRENTLY SUBJECT TO SUCH STATUTES, BECAUSE MARYLAND LAW GENERALLY DENIES APPRAISAL RIGHTS TO SHAREHOLDERS OF PUBLIC COMPANIES AND OF OPEN-END INVESTMENT COMPANIES. HOWEVER, THE BOARD OF DIRECTORS OF EACH MARYLAND COMPANY HAS DETERMINED THAT IT IS IN THE BEST INTEREST OF THE MARYLAND COMPANY AND ITS SHAREHOLDERS TO REDUCE, TO THE EXTENT POSSIBLE, ANY UNCERTAINTY REGARDING THE POTENTIAL APPLICATION OF THE APPRAISAL STATUTES TO THE MARYLAND COMPANIES.



Finally, each Maryland Company Charter would be amended to clarify that the Board of Directors, without shareholder action, can increase or decrease the aggregate number of shares that the Company has authority to issue. ALTHOUGH WE BELIEVE THAT THE MARYLAND COMPANIES HAVE THIS POWER UNDER MARYLAND LAW, THE BOARD OF DIRECTORS OF EACH MARYLAND COMPANY BELIEVES IT IS IN THE BEST INTEREST OF THE MARYLAND COMPANY TO ELIMINATE ANY POTENTIAL UNCERTAINTY REGARDING THIS AUTHORITY.



    2. Redemption Provisions. The Value Charter and the Charter for Index Series would be amended, if necessary, to give the Board of Trustees the authority to redeem shares for any reason under terms set by the Board of Trustees, including the failure by a shareholder to provide required information or maintain a minimum required investment. Any such required redemption would be effected at the redemption price, and in accordance with the redemption procedures for voluntary redemptions. The Maryland Company Charters already provide for redemption rights; these Company Charters would be amended to allow the redemption consideration to be set at net asset value less any redemption fee or other charge as may be fixed by resolution of the Board. The Delaware Company Charters other than Index Series already provide for redemption of shares by the Board of Trustees for any reason and will not require amendment.



       THIS AMENDMENT IS INTENDED TO ALLOW EACH COMPANY TO BE OPERATED MORE EFFICIENTLY BY PERMITTING REDEMPTION AT THE DISCRETION OF THE BOARD OF TRUSTEES, AND ALLOCATING REDEMPTION COSTS ONLY TO THE AFFECTED SHARES.



In addition, each Maryland Company Charter would be amended to clarify that a redemption by such Company, even if it is of all of the outstanding shares of a fund or class, will not constitute a "liquidation" under Maryland law that would require a shareholder vote. ALTHOUGH WE BELIEVE THAT THE MARYLAND COMPANIES HAVE AUTHORITY UNDER MARYLAND LAW TO REDEEM ALL SHARES IN A CLASS OR SERIES WITHOUT A SHAREHOLDER VOTE, THE BOARD OF DIRECTORS OF EACH MARYLAND COMPANY BELIEVES IT IS IN THE BEST INTEREST OF THE COMPANY TO ELIMINATE ANY POTENTIAL UNCERTAINTY REGARDING THIS AUTHORITY.



    3. Quorum; Action by Shareholders. Each Charter would be amended to provide that a quorum would be one-third of the outstanding shares of a Company entitled to be voted at a meeting. In addition, the amendment would clearly provide that one-third of all votes entitled to be voted on a specific matter would be sufficient to constitute a quorum for that matter, even if only some of the outstanding classes or funds are entitled to vote on that matter. In addition, the Value Company Charter would be amended to require a plurality vote in the election of Trustees and would be amended to require that other matters can be approved by a majority of votes cast at a meeting at which a quorum is present, subject in all cases to any higher vote requirements under the 1940 Act or applicable state law.



       THIS AMENDMENT IS INTENDED TO INCREASE THE LIKELIHOOD THAT A QUORUM WILL BE PRESENT AT ALL SHAREHOLDER MEETINGS TO AVOID THE TIME AND EXPENSE OF CONTINUED SOLICITATION.


    4. Number of Trustees. Each Delaware Company Charter and the Value Charter would be amended to provide that the number of Trustees would be as determined pursuant to a written instrument or the By-laws, which generally allow the Trustees to establish the number, without setting any maximum. However, if a maximum is required by applicable law, it would be set at 20 Trustees.

       THIS AMENDMENT IS INTENDED TO GIVE EACH COMPANY MAXIMUM FLEXIBILITY WITH RESPECT TO THE NUMBER OF TRUSTEES.

    5. Board Authority to Classify and Reclassify Shares. The Value Charter would specifically authorize the Board of Trustees to classify and reclassify its shares, to increase the number of shares available for issuance.



       THIS AMENDMENT IS INTENDED TO GIVE THIS COMPANY MAXIMUM FLEXIBILITY WITH RESPECT TO THE CLASSIFICATION AND ISSUANCE OF SHARES.



    6. Adjournments. The Charter of each Massachusetts Company and the By-Laws of each Delaware Company would be amended to clarify that a meeting of shareholders may be adjourned by shareholders holding a majority of the outstanding shares present and entitled to vote on a proposal to adjourn whether or not a quorum is present.



       THIS AMENDMENT IS INTENDED TO CLARIFY THE PROCEDURE AND REQUISITE VOTE FOR ADJOURNING SHAREHOLDER MEETINGS AND TO AVOID HAVING TO RE-NOTICE THE MEETING WITH ITS ATTENDANT TIME AND EXPENSE TO THE COMPANY.



    7. Derivative Actions. The Value Charter and Index Series Charter would be amended to set forth the requirements for the bringing of a derivative action on behalf of the Company by a shareholder. Such requirements would include the making of pre-suit demand upon the Trustees by shareholders who collectively hold at least 10% of the outstanding shares and the consideration of any shareholders' pre-suit demand by Independent Trustees.



       THIS AMENDMENT IS INTENDED TO ALLOW THE VALUE AND INDEX SERIES TO LIMIT LITIGATION ON BEHALF OF THE COMPANY TO THOSE SITUATIONS WHERE IT IS SUPPORTED BY SHAREHOLDERS WITH A MATERIAL STAKE IN THE COMPANY AND TO ADDRESS THE NEED FOR THE EVALUATION OF THE MERITS OF A POTENTIAL LAWSUIT BY INDEPENDENT TRUSTEES.


    8. Master/Feeder Transactions; Reorganization. Each Maryland Company Charter and the Value and the Index Series Charters would be amended to permit the Directors or Trustees to invest the property of the Company or any fund thereof in cash or securities of other investment companies. The Value Company Charter would be amended to permit the Trustees to merge, consolidate or sell substantially all of the assets of the Company or a Fund without a shareholder vote.

       THIS AMENDMENT IS INTENDED TO GIVE EACH COMPANY MAXIMUM FLEXIBILITY REGARDING IMPLEMENTING A MASTER/FEEDER STRUCTURE, AND TO ALLOW THE BOARD OF TRUSTEES TO REORGANIZE THE VALUE COMPANY.


    9. Shareholder Voting. The Charters for the Value and Index Series would be amended to permit dollar based voting by the shareholders. The provision would provide that with respect to each matter submitted to a shareholder vote, the Trustees could determine whether the shareholder vote would be done on a per share basis or net asset value basis. The charter of each Maryland Company that consists of multiple funds would be amended to require dollar based voting by the shareholders. The general effect of the dollar-based voting is that it allocates shareholder voting power in proportion to the value of each shareholder's investment, rather than the number of shares held. For example, if a shareholder owns 10 shares of a Fund for a total investment of $100, under dollar-based voting, the shareholder would have 100 votes on a proposal and under share-based voting, the shareholder would have 10 votes on the same proposal. The directors or trustees believe that this will generally result in a more fair allocation of voting power by increasing the voting power of investors holding shares with higher net asset values so as to match the level of their investment. In addition, the Value Company and each Delaware Company Charter would be amended to limit the requirement of a shareholder vote to the election and removal of Directors or Trustees and to additional matters as to which shareholder approval is required under the 1940 Act.



       THIS AMENDMENT IS INTENDED TO GIVE THE VALUE AND INDEX SERIES MAXIMUM FLEXIBILITY REGARDING THE APPLICABILITY OF SHAREHOLDER VOTING, TO MORE FAIRLY ALLOCATE VOTING POWER FOR MARYLAND COMPANIES WITH FUNDS, AND TO REDUCE THE NEED TO CALL SHAREHOLDERS' MEETINGS AND THE ATTENDANT EXPENSE TO THE COMPANIES.



    10. Termination of Company, Fund or Class. The Value and each Delaware Company Charter would be amended to provide that the Trustees would have the authority to dissolve the Company or any Fund or class without shareholder approval. The Value Fund Charter would also be amended to reduce the required shareholder vote for a termination of this Company or any Fund when that termination is recommended by the Trustees from a vote of two-thirds of the shares to a majority of the shares.



       THIS AMENDMENT IS INTENDED TO ALLOW THE TRUSTEES TO LIQUIDATE THE COMPANY OR ANY SERIES AND TO DISTRIBUTE ANY NET ASSETS TO SHAREHOLDERS WITHOUT FIRST OBTAINING A SHAREHOLDER VOTE.



    11. Election of Trustees. The Value and each Delaware Company Charter would be amended to provide that the calling of a shareholders' meeting for the election of Trustees when less than a majority of Trustees holding office had been elected by the shareholders would only be required to the extent that the calling of such a meeting was required under the 1940 Act.



       THIS AMENDMENT IS INTENDED TO REDUCE THE NEED TO CALL SHAREHOLDERS' MEETINGS FOR THE ELECTION OF TRUSTEES AND THE ATTENDANT EXPENSE TO THE COMPANIES.



    12. Indemnification and Limited Liability. The Maryland Company Charters would be amended to provide for uniform indemnification (including advancement of expenses) of each Company's current and former Directors and officers to the full extent required or permitted by law, and for other employees and agents to the extent authorized by the Board of Directors or the Company's By-Laws and as permitted by law, and also to provide uniform limitation on the liability of Directors and officers for monetary damages. The Charter for each of Natural Resources and World would also be amended to provide that Directors and officers will not be liable to the Company or its shareholders for monetary damages for breach of fiduciary duty, to the extent permitted by law. Pursuant to Maryland law, this provision specifically does NOT protect a Director or officer from liability for (a) receipt of an improper benefit or profit or (b) active and deliberate dishonesty.


       THIS AMENDMENT IS INTENDED TO ENSURE THAT THE MARYLAND COMPANY CHARTERS ARE CONSISTENT WITH EACH OTHER AND RELEVANT MARYLAND LAW. IN ADDITION, WE BELIEVE THESE PROVISIONS WILL ENABLE THE MARYLAND COMPANIES TO ATTRACT AND RETAIN THE MOST HIGHLY QUALIFIED PERSONNEL.

                DELAWARE SUMMARY AND TEXT OF CHARTER AMENDMENTS

                               DECLARATION OF TRUST AMENDMENTS                              QUORUM
                        ----------------------------------------------  ----------------------------------------------
COMPANY                   EXISTING PROVISION      PROPOSED AMENDMENT      EXISTING PROVISION      PROPOSED AMENDMENT
-------                 ----------------------  ----------------------  ----------------------  ----------------------
20/20                   A vote of shareholders  The Trustees would      The quorum requirement  The quorum requirement
                        is required for         have authority to       is 40% of the shares    would be one-third of
                        amendments that         approve all amendments  entitled to vote at a   the shares entitled to
                        (i) affect the voting   for routine and non-    meeting, except when a  vote at a meeting,
                        rights of               routine matters other   larger quorum is        except when a larger
                        shareholders,           than those matters      required by applicable  quorum is required by
                        (ii) amend the          that are required to    law, the Declaration    the 1940 Act, the
                        amendment provision of  be approved by          or the By-Laws.         Declaration or the
                        the Declaration,        shareholders under the                          By-Laws.
                        (iii) are required to   1940 Act.
                        be approved by
                        shareholders under
                        applicable law, and
                        (iv) are submitted to
                        the shareholders by
                        the Trustees.

                                          REDEMPTION                                  NUMBER OF TRUSTEES
                        ----------------------------------------------  ----------------------------------------------
COMPANY                   EXISTING PROVISION      PROPOSED AMENDMENT      EXISTING PROVISION      PROPOSED AMENDMENT
-------                 ----------------------  ----------------------  ----------------------  ----------------------
20/20                                           None.                   The number of Trustees  The number of Trustees
                                                                        shall at all times be   would be such number
                                                                        at least one and no     as is determined by
                                                                        more than 15, as        the Trustees from time
                                                                        determined by the       to time but at least
                                                                        Trustees from time to   one.
                                                                        time.

                                         ADJOURNMENTS                                 DERIVATIVE ACTIONS
                        ----------------------------------------------  ----------------------------------------------
COMPANY                   EXISTING PROVISION      PROPOSED AMENDMENT      EXISTING PROVISION      PROPOSED AMENDMENT
-------                 ----------------------  ----------------------  ----------------------  ----------------------
20/20                   The existing By-Laws    Shareholders holding a                          None.
                        do not contain an       majority of the
                        express provision       outstanding shares
                        regarding the           present and entitled
                        requirements for        to vote on adjournment
                        adjournment of a        of a meeting would
                        shareholders' meeting.  have authority to
                                                adjourn a shareholders
                                                meeting whether or not
                                                a quorum is present at
                                                the meeting.

                                  MASTER/FEEDER TRANSACTIONS                          SHAREHOLDER VOTING
                        ----------------------------------------------  ----------------------------------------------
COMPANY                   EXISTING PROVISION      PROPOSED AMENDMENT      EXISTING PROVISION      PROPOSED AMENDMENT
-------                 ----------------------  ----------------------  ----------------------  ----------------------
20/20                                           None.                   Shareholders have the   Shareholders would
                                                                        power to vote for the   have the power to vote
                                                                        election and removal    for the election and
                                                                        of Trustees and such    removal of Trustees
                                                                        additional Company      and such additional
                                                                        matters as may be       Company matters as may
                                                                        required by applicable  be required by the
                                                                        law.                    1940 Act.

                            TERMINATION OF COMPANY, FUND OR CLASS                    ELECTION OF TRUSTEES
                        ----------------------------------------------  ----------------------------------------------
COMPANY                   EXISTING PROVISION      PROPOSED AMENDMENT      EXISTING PROVISION      PROPOSED AMENDMENT
-------                 ----------------------  ----------------------  ----------------------  ----------------------
20/20                   The Company and any     The Company and any     If less than the        If less than the
                        Fund or Class of        Fund or Class of        majority of Trustees    majority of Trustees
                        shares may be           shares may be           holding office have     holding office have
                        dissolved at any time   dissolved at any time   been elected by         been elected by
                        by vote of a majority   by the Trustees         shareholders, a         shareholders, a
                        of the shares of each   without shareholder     shareholders' meeting   shareholders' meeting
                        Fund entitled to vote,  approval.               for the election must   for the election of
                        voting separately by                            be called for the       Trustees would be
                        Fund, or by the                                 election of Trustees.   called to the extent
                        Trustees by written                                                     it is required by the
                        notice to the                                                           1940 Act.
                        shareholders.

                               DECLARATION OF TRUST AMENDMENTS                              QUORUM
                        ----------------------------------------------  ----------------------------------------------
COMPANY                   EXISTING PROVISION      PROPOSED AMENDMENT      EXISTING PROVISION      PROPOSED AMENDMENT
-------                 ----------------------  ----------------------  ----------------------  ----------------------
Index Series            A vote of shareholders  The Trustees would      The quorum requirement  The quorum requirement
                        is required for         have authority to       is 40% of the shares    would be one-third of
                        amendments that         approve all amendments  entitled to vote at a   the shares entitled to
                        (i) affect the voting   for routine and non-    meeting, except when a  vote at a meeting
                        rights of               routine matters other   larger quorum is        except when a larger
                        shareholders,           than those matters      required by applicable  quorum is required by
                        (ii) amend the          that are required to    law, the Declaration    the 1940 Act, the
                        amendment provision of  be approved by          or the By- Laws.        Declaration or the
                        the Declaration,        shareholders under the                          By-Laws.
                        (iii) are required to   1940 Act.
                        be approved by
                        shareholders under
                        applicable law, and
                        (iv) are submitted to
                        the shareholders by
                        the Trustees.

                                          REDEMPTION                                  NUMBER OF TRUSTEES
                        ----------------------------------------------  ----------------------------------------------
COMPANY                   EXISTING PROVISION      PROPOSED AMENDMENT      EXISTING PROVISION      PROPOSED AMENDMENT
-------                 ----------------------  ----------------------  ----------------------  ----------------------
Index Series            The Trustees have the   The Trustees would      The number of Trustees  The number of Trustees
                        authority to redeem     have the authority to   shall at all times be   would be such number
                        shares of any person    redeem the shares of    at least two and no     as is determined by
                        at net asset value to   any Shareholder or      more than 15, as        the Trustees from time
                        the extent that the     group of Shareholders   determined by the       to time but at least
                        direct or indirect      (including some or all  Trustees from time to   one.
                        ownership of shares     of the shareholders of  time.
                        has or may become       any Fund or Class) for
                        concentrated in such    any reason at net
                        person to an extent     asset value, less any
                        that would disqualify   redemption fees, and
                        any Fund of shares as   upon such other terms
                        an investment company.  set by the Trustees.

                                         ADJOURNMENTS                                 DERIVATIVE ACTIONS
                        ----------------------------------------------  ----------------------------------------------
COMPANY                   EXISTING PROVISION      PROPOSED AMENDMENT      EXISTING PROVISION      PROPOSED AMENDMENT
-------                 ----------------------  ----------------------  ----------------------  ----------------------
Index Series            The existing By-Laws    Shareholders holding a  The existing            Shareholders would be
                        do not contain an       majority of the         Declaration does not    permitted to bring a
                        express provision       outstanding shares      contain an express      derivative action on
                        regarding the           present and entitled    provision regarding     behalf of the Company
                        requirements for        to vote on adjournment  derivative actions.     if certain
                        adjournment of a        of a meeting would                              requirements are
                        shareholders' meeting.  have authority to                               satisfied, including
                                                adjourn a shareholders                          the making of a
                                                meeting whether or not                          pre-suit demand upon
                                                a quorum is present at                          the Trustees by
                                                the meeting.                                    shareholders who
                                                                                                collectively hold at
                                                                                                least 10% of the
                                                                                                outstanding shares of
                                                                                                the Company and the
                                                                                                consideration of any
                                                                                                such pre-suit demand
                                                                                                by independent
                                                                                                Trustees.

                                  MASTER/FEEDER TRANSACTIONS                          SHAREHOLDER VOTING
                        ----------------------------------------------  ----------------------------------------------
COMPANY                   EXISTING PROVISION      PROPOSED AMENDMENT      EXISTING PROVISION      PROPOSED AMENDMENT
-------                 ----------------------  ----------------------  ----------------------  ----------------------
Index Series            The existing            The Trustees would be   Shareholders have the   Shareholders would
                        Declaration does not    permitted to invest     power to vote for the   have the power to vote
                        contain an express      the property of the     election and removal    for the election and
                        provision regarding     Company or any Fund     of Trustees and such    removal of Trustees
                        the Trustees'           thereof in other        additional Company      and such additional
                        authority with respect  investment companies    matters as may be       Company matters as may
                        to master/feeder        without shareholder     required by applicable  be required by the
                        transactions.           approval unless such    law. Shareholders are   1940 Act. Shareholders
                                                approval is required    entitled to vote on a   would be entitled to
                                                by the 1940 Act.        per share basis as      vote on a per share
                                                                        determined by the       basis or net asset
                                                                        Trustees.               value basis.

                            TERMINATION OF COMPANY, FUND OR CLASS                    ELECTION OF TRUSTEES
                        ----------------------------------------------  ----------------------------------------------
COMPANY                   EXISTING PROVISION      PROPOSED AMENDMENT      EXISTING PROVISION      PROPOSED AMENDMENT
-------                 ----------------------  ----------------------  ----------------------  ----------------------
Index Series            The Company and any     The Company and any     If less than the        If less than the
                        Fund or Class of        Fund or Class of        majority of Trustees    majority of Trustees
                        shares may be           shares may be           holding office have     holding office have
                        dissolved at any time   dissolved at any time   been elected by         been elected by
                        by vote of a majority   by the Trustees         shareholders, a         shareholders, a
                        of the shares of each   without shareholder     shareholders' meeting   shareholders' meeting
                        Fund entitled to vote,  approval.               for the election must   for the election of
                        voting separately by                            be called for the       Trustees would be
                        Fund, or by the                                 election of Trustees.   called to the extent
                        Trustees by written                                                     it is required by the
                        notice to the                                                           1940 Act.
                        shareholders.

                               DECLARATION OF TRUST AMENDMENTS                              QUORUM
                        ----------------------------------------------  ----------------------------------------------
COMPANY                   EXISTING PROVISION      PROPOSED AMENDMENT      EXISTING PROVISION      PROPOSED AMENDMENT
-------                 ----------------------  ----------------------  ----------------------  ----------------------
Tax-Managed             A vote of shareholders  The Trustees would      The quorum requirement  The quorum requirement
                        is required for         have authority to       is 40% of the shares    would be one-third of
                        amendments that         approve all amendments  entitled to vote at a   the shares entitled to
                        (i) affect the voting   for routine and non-    meeting, except when a  vote at a meeting,
                        rights of               routine matters other   larger quorum is        except when a larger
                        shareholders,           than those matters      required by applicable  quorum is required by
                        (ii) amend the          that are required to    law, the Declaration    the 1940 Act, the
                        amendment provision of  be approved by          or the By- Laws.        Declaration or the
                        the Declaration,        shareholders under the                          By-Laws.
                        (iii) are required to   1940 Act.
                        be approved by
                        shareholders under
                        applicable law, and
                        (iv) are submitted to
                        the shareholders by
                        the Trustees.

                                          REDEMPTION                                  NUMBER OF TRUSTEES
                        ----------------------------------------------  ----------------------------------------------
COMPANY                   EXISTING PROVISION      PROPOSED AMENDMENT      EXISTING PROVISION      PROPOSED AMENDMENT
-------                 ----------------------  ----------------------  ----------------------  ----------------------
Tax-Managed                                     None.                   The number of Trustees  The number of Trustees
                                                                        shall at all times be   would be such number
                                                                        at least one and no     as is determined by
                                                                        more than 15, as        the Trustees from time
                                                                        determined by the       to time but at least
                                                                        Trustees from time to   one.
                                                                        time.

                                         ADJOURNMENTS                                 DERIVATIVE ACTIONS
                        ----------------------------------------------  ----------------------------------------------
COMPANY                   EXISTING PROVISION      PROPOSED AMENDMENT      EXISTING PROVISION      PROPOSED AMENDMENT
-------                 ----------------------  ----------------------  ----------------------  ----------------------
Tax-Managed             The existing By-Laws    Shareholders holding a                          None.
                        do not contain an       majority of the
                        express provision       outstanding shares
                        regarding the           present and entitled
                        requirements for        to vote on adjournment
                        adjournment of a        of a meeting would
                        shareholders' meeting.  have authority to
                                                adjourn a shareholders
                                                meeting whether or not
                                                a quorum is present at
                                                the meeting.

                                  MASTER/FEEDER TRANSACTIONS                          SHAREHOLDER VOTING
                        ----------------------------------------------  ----------------------------------------------
COMPANY                   EXISTING PROVISION      PROPOSED AMENDMENT      EXISTING PROVISION      PROPOSED AMENDMENT
-------                 ----------------------  ----------------------  ----------------------  ----------------------
Tax-Managed                                     None.                   Shareholders have the   Shareholders would
                                                                        power to vote for the   have the power to vote
                                                                        election and removal    for the election and
                                                                        of Trustees and such    removal of Trustees
                                                                        additional Company      and such additional
                                                                        matters as may be       Company matters as may
                                                                        required by applicable  be required by the
                                                                        law.                    1940 Act.

                            TERMINATION OF COMPANY, FUND OR CLASS                    ELECTION OF TRUSTEES
                        ----------------------------------------------  ----------------------------------------------
COMPANY                   EXISTING PROVISION      PROPOSED AMENDMENT      EXISTING PROVISION      PROPOSED AMENDMENT
-------                 ----------------------  ----------------------  ----------------------  ----------------------
Tax-Managed             The Company and any     The Company and any     If less than the        If less than the
                        Fund or Class of        Fund or Class of        majority of Trustees    majority of Trustees
                        shares may be           shares may be           holding office have     holding office have
                        dissolved at any time   dissolved at any time   been elected by         been elected by
                        by vote of a majority   by the Trustees         shareholders, a         shareholders, a
                        of the shares of each   without shareholder     shareholders' meeting   shareholders' meeting
                        Fund entitled to vote,  approval.               for the election must   for the election of
                        voting separately by                            be called for the       Trustees would be
                        Fund, or by the                                 election of Trustees.   called to the extent
                        Trustees by written                                                     it is required by the
                        notice to the                                                           1940 Act.
                        shareholders.

                               DECLARATION OF TRUST AMENDMENTS                              QUORUM
                        ----------------------------------------------  ----------------------------------------------
COMPANY                   EXISTING PROVISION      PROPOSED AMENDMENT      EXISTING PROVISION      PROPOSED AMENDMENT
-------                 ----------------------  ----------------------  ----------------------  ----------------------
Real Estate             A vote of shareholders  The Trustees would      The quorum requirement  The quorum requirement
                        is required for         have authority to       is 40% of the shares    would be one-third of
                        amendments that         approve all amendments  entitled to vote at a   the shares entitled to
                        (i) affect the voting   for routine and non-    meeting, except when a  vote at a meeting,
                        rights of               routine matters other   larger quorum is        except when a larger
                        shareholders,           than those matters      required by applicable  quorum is required by
                        (ii) amend the          that are required to    law, the Declaration    the 1940 Act, the
                        amendment provision of  be approved by          or the By-Laws.         Declaration or the
                        the Declaration,        shareholders under the                          By-Laws.
                        (iii) are required to   1940 Act.
                        be approved by
                        shareholders under
                        applicable law, and
                        (iv) are submitted to
                        the shareholders by
                        the Trustees.

                                          REDEMPTION                                  NUMBER OF TRUSTEES
                        ----------------------------------------------  ----------------------------------------------
COMPANY                   EXISTING PROVISION      PROPOSED AMENDMENT      EXISTING PROVISION      PROPOSED AMENDMENT
-------                 ----------------------  ----------------------  ----------------------  ----------------------
Real Estate                                     None.                   The number of Trustees  The number of Trustees
                                                                        shall at all times be   would be such number
                                                                        at least one and no     as is determined by
                                                                        more than 15, as        the Trustees from time
                                                                        determined by the       to time but at least
                                                                        Trustees from time to   one.
                                                                        time.

                                         ADJOURNMENTS                                 DERIVATIVE ACTIONS
                        ----------------------------------------------  ----------------------------------------------
COMPANY                   EXISTING PROVISION      PROPOSED AMENDMENT      EXISTING PROVISION      PROPOSED AMENDMENT
-------                 ----------------------  ----------------------  ----------------------  ----------------------
Real Estate             The existing By-Laws    Shareholders holding a                          None.
                        do not contain an       majority of the
                        express provision       outstanding shares
                        regarding the           present and entitled
                        requirements for        to vote on adjournment
                        adjournment of a        of a meeting would
                        shareholders' meeting.  have authority to
                                                adjourn a shareholders
                                                meeting whether or not
                                                a quorum is present at
                                                the meeting.

                                  MASTER/FEEDER TRANSACTIONS                          SHAREHOLDER VOTING
                        ----------------------------------------------  ----------------------------------------------
COMPANY                   EXISTING PROVISION      PROPOSED AMENDMENT      EXISTING PROVISION      PROPOSED AMENDMENT
-------                 ----------------------  ----------------------  ----------------------  ----------------------
Real Estate                                     None.                   Shareholders have the   Shareholders would
                                                                        power to vote for the   have the power to vote
                                                                        election and removal    for the election and
                                                                        of Trustees and such    removal of Trustees
                                                                        additional Company      and such additional
                                                                        matters as may be       Company matters as may
                                                                        required by applicable  be required by the
                                                                        law.                    1940 Act.

                            TERMINATION OF COMPANY, FUND OR CLASS                    ELECTION OF TRUSTEES
                        ----------------------------------------------  ----------------------------------------------
COMPANY                   EXISTING PROVISION      PROPOSED AMENDMENT      EXISTING PROVISION      PROPOSED AMENDMENT
-------                 ----------------------  ----------------------  ----------------------  ----------------------
Real Estate             The Company and any     The Company and any     If less than the        If less than the
                        Fund or Class of        Fund or Class of        majority of Trustees    majority of Trustees
                        shares may be           shares may be           holding office have     holding office have
                        dissolved at any time   dissolved at any time   been elected by         been elected by
                        by vote of a majority   by the Trustees         shareholders, a         shareholders, a
                        of the shares of each   without shareholder     shareholders' meeting   shareholders' meeting
                        Fund entitled to vote,  approval.               for the election must   for the election of
                        voting separately by                            be called for the       Trustees would be
                        Fund, or by the                                 election of Trustees.   called to the extent
                        Trustees by written                                                     it is required by the
                        notice to the                                                           1940 Act.
                        shareholders.

    Set out below is the text of the proposed Charter Amendments to all Delaware Companies summarized in the preceding table:

    - Amend Section 2 of Article I of the Declaration to add the following definition:

    "Prior Declaration of Trust" means the original declaration of trust of the Trust as in effect from time to time up to the effectiveness of this Declaration of Trust;

    - Amend Section 1 of Article IV of the Declaration to delete the first two sentences thereof in their entirety and replace them with one sentence to read as follows:

    The number of Trustees shall be the number established under or pursuant to the Prior Declaration of Trust or such number as is determined, from time to time, by the Trustees pursuant to Section 3 of this Article IV but shall at all times be at least one.

    - Amend the fourth sentence of Section 1 of Article IV of the Declaration in its entirety to read as follows:

    In the event that less than the majority of Trustees holding office have been elected by the Shareholders, to the extent required by the 1940 Act, but only to such extent, the Trustees then in office shall call a Shareholders' meeting for the election of Trustees.

    - Amend the first sentence of Section 1 of Article V of the Declaration in its entirety to read as follows:

    The Shareholders shall have power to vote only (i) for the election or removal of Trustees as and to the extent provided in Article IV,
    Section 1, and (ii) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable.

    - Amend the first and second sentences of Section 2 of Article V of the Declaration in their entirety to read as follows:

    Except when a larger quorum is required by federal law, including the 1940 Act, by the By-Laws or by this Declaration of Trust, one-third of the Shares entitled to vote shall constitute a quorum at a Shareholders' meeting. When any one or more Series (or Classes) is to vote as a single class separate from any other Shares, one-third of the Shares of all such Series (or Classes) entitled to vote shall constitute a quorum at a Shareholders' meeting of such Series (or Classes).

    - Amend Section 2 of Article VIII of the Declaration in its entirety to read as follows:

    Section 2.  TERMINATION OF THE TRUST OR ANY SERIES OR CLASS.

        (a) Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be dissolved at any time by the Trustees by written notice to the Shareholders. Any Series of Shares may be dissolved at any time by the Trustees by written notice to the Shareholders of such Series. Any Class of any Series of Shares may be terminated at any time by the Trustees by written notice to the Shareholders of such Class. Any action to dissolve the Trust shall be deemed to also be an action to dissolve each Series and each Class thereof.

        (b) Upon the requisite action by the Trustees to dissolve the Trust or any one or more Series of Shares, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the particular Series as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets of the Trust or of the affected Series to distributable form in cash or Shares (if any Series remain) or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Trust or Series involved, ratably according to the number of Shares of the Trust or such Series held by the several Shareholders of such Series on the date of distribution. Thereupon, any affected Series or Class shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to such Series shall be canceled and discharged. Upon the requisite action by the Trustees to terminate any Class of any Series of Shares, the Trustees may, to the extent they deem it appropriate, follow the procedures set forth in this Section 2(b) with respect to such Class that are specified in connection with the dissolution and winding up of the Trust or any Series of Shares. Alternatively, in connection with the termination of any Class of any Series of Shares, the Trustees may treat such termination as a redemption of the Shareholders of such Class effected pursuant to Section 2(c) of Article VI of this Declaration of Trust provided that the costs relating to the termination of such Class shall be included in the determination of the net asset value of the Shares of such Class for purposes of determining the redemption price to be paid to the Shareholders of such Class (to the extent not otherwise included in such determination).

        (c) Following completion of winding up of the Trust's business, the Trustees shall cause a certificate of cancellation of the Trust's Certificate of Trust to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee. Upon termination of the Trust, the Trustees shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to the Trust shall be canceled and discharged.

    - Amend Section 4 of Article VIII of the Declaration in its entirety to read as follows:

    Section 4. AMENDMENTS. Except as specifically provided in this Section 4, the Trustees may, without Shareholder vote, restate, amend or otherwise supplement this Declaration of Trust. Shareholders shall have the right to vote
(i) on any amendment that is required to be approved by Shareholders pursuant to the 1940 Act and (ii) on any amendment submitted to the Shareholders by the Trustees at their discretion. Any amendment required or permitted to be submitted to the Shareholders that, as the Trustees determine, shall only affect the Shareholders of one or more Series or one or more Classes shall be authorized by a vote of only the Shareholders of each Series or Class affected and no vote of Shareholders of a Series or Class not affected shall be required. Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance provided by Article VII, Section 4 of this Declaration of Trust with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification referenced in Article VII, Section 2 of this Declaration of Trust or as provided in the By-Laws with respect to any actions or omissions of Persons covered thereby prior to such amendment. The Trustees may, without Shareholder vote, restate, amend, or otherwise supplement the Certificate of Trust as the Trustees deem necessary or desirable.

    - Amend Section 1 of Article III of the By-Laws to add a sentence at the end thereof to read as follows:

    Any meeting of Shareholders may be adjourned one or more times from time to time to another time or place by Shareholders holding a majority of the outstanding Shares present and entitled to vote on a proposal to adjourn at such meeting, whether or not a quorum is present.

    Set out below is the text of the additional proposed Charter Amendments with respect to Index Series:

    - Amend Section 1 of Article V of the Declaration to delete the second sentence thereof in its entirety and replace it with two sentences to read as follows:

    As determined by the Trustees without the vote or consent of Shareholders (except as required by the 1940 Act), on any matter submitted to a vote of Shareholders, either (i) each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote or (ii) each dollar of Net Asset Value (number of Shares owned times Net Asset Value per share of such Series or Class, as applicable) shall be entitled to one vote on any matter on which such Shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Without limiting the power of the Trustees in any way to designate otherwise in accordance with the preceding sentence, the Trustees hereby establish that each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote.

    - Amend Section 2(c) of Article VI of the Declaration in its entirety to read as follows:

        (c) The Trustees may require any Shareholder or group of Shareholders (including some or all of the Shareholders of any Series or Class) to redeem Shares for any reason under terms set by the Trustees, including (i) the determination of the Trustees that direct or indirect ownership of Shares of any Series has or may become concentrated in such Shareholder to an extent that would disqualify any Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto), (ii) the failure of a Shareholder to supply a tax identification number if required to do so, or to have the minimum investment required (which may vary by Series), or (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to him. Any such redemption shall be effected at the redemption price and in the manner provided in this
    Article VI.

    - Amend Section 3(c) of Article VIII of the Declaration in its entirety to read as follows:

        (c) Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, invest all or a portion of the Trust Property of any Series, or dispose of all or a portion of the Trust Property of any Series, and invest the proceeds of such disposition in interests issued by one or more other investment companies registered under the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of the State of Delaware or any other state or jurisdiction) (or subtrust thereof) which is classified as a partnership for federal income tax purposes. Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, cause a Series that is organized in the master/feeder fund structure to withdraw or redeem its Trust Property from the master fund and cause such Series to invest its Trust Property directly in securities and other financial instruments or in another master fund.

    - Amend Article VIII of the Declaration to add a new Section 9 to read as follows:

    Section 9.  DERIVATIVE ACTIONS. IN ADDITION TO THE REQUIREMENTS SET FORTH IN
SECTION 3816 OF THE DELAWARE ACT, A SHAREHOLDER MAY BRING A DERIVATIVE ACTION ON BEHALF OF THE TRUST ONLY IF THE FOLLOWING CONDITIONS ARE MET:

        (a) The Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of this
    Section 9(a), a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not "independent trustees" (as that term is defined in the Delaware Act).

        (b) Unless a demand is not required under paragraph (a) of this
    Section 9, Shareholders eligible to bring such derivative action under the Delaware Act who collectively hold at least 10% of the outstanding Shares of the Trust, or who collectively hold at least 10% of the outstanding Shares of the Series or Class to which such action relates, shall join in the request for the Trustees to commence such action; and

        (c) Unless a demand is not required under paragraph (a) of this
    Section 9, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.

        (d) For purposes of this Section 9, the Board of Trustees may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.

                MARYLAND SUMMARY AND TEXT OF CHARTER AMENDMENTS

   COMPANY      CHARTER                     QUORUM                      LIMITATION ON
                AMENDMENTS                                              LIABILITY


Equity          EXISTING REQUIREMENT:       EXISTING REQUIREMENT:       EXISTING PROVISION:
                Most Charter amendments     The presence, in person or  The Charter provides that,
                require the approval of a   by proxy, of a majority of  to the extent permitted by
                majority of the shares of   all votes entitled to be    law, a director or officer
                common stock outstanding    cast at the meeting.        of the Company shall not
                and entitled to vote. It                                be liable to the Company
                appears that minor          PROPOSED AMENDMENT:         or its shareholders for
                amendments may be approved  THE PRESENCE, IN PERSON OR  monetary damages for
                without shareholder         BY PROXY, OF ONE-THIRD OF   breach of fiduciary duty.
                action.                     ALL VOTES ENTITLED TO BE
                                            CAST AT THE MEETING OR ON   PROPOSED AMENDMENT:
                PROPOSED AMENDMENT:         A MATTER WOULD CONSTITUTE   NO CHANGE PROPOSED.
                THE CHARTER AMENDMENT       A QUORUM FOR SUCH MEETING
                WOULD CLARIFY THAT THE      OR MATTER. (SEE
                COMPANY CAN EFFECT CERTAIN  (2) BELOW).
                CHARTER AMENDMENTS, SUCH
                AS NAME CHANGES, WITHOUT
                SHAREHOLDER APPROVAL. THE
                CHARTER WOULD ALSO INCLUDE
                SPECIFIC LANGUAGE
                RESERVING THE RIGHT OF THE
                COMPANY TO CHANGE THE
                "CONTRACT RIGHTS" OF
                OUTSTANDING SHARES. IN
                ADDITION, THE CHARTER
                WOULD CLARIFY THAT THE
                BOARD OF DIRECTORS,
                WITHOUT SHAREHOLDER
                ACTION, CAN INCREASE OR
                DECREASE THE AGGREGATE
                NUMBER OF SHARES THAT THE
                COMPANY HAS AUTHORITY TO
                ISSUE. (SEE (1) BELOW).

   COMPANY      INDEMNIFICATION             MASTER/FEEDER               SHAREHOLDER VOTING          REDEMPTION
                                            TRANSACTIONS                                            FEES
                                                                                                    AND VOTE
Equity          EXISTING PROVISION:         EXISTING PROVISION:         EXISTING REQUIREMENT:       EXISTING PROVISION:
                The Company's By-Laws       None.                       One vote for each share     None.
                provide that the Company                                held.
                shall indemnify present     PROPOSED AMENDMENT:                                     PROPOSED AMENDMENT:
                and former directors,       THE COMPANY WOULD HAVE      PROPOSED AMENDMENT:         THE COMPANY WOULD HAVE
                officers, employees and     EXPLICIT AUTHORITY TO       NO CHANGE PROPOSED.         EXPLICIT AUTHORITY TO
                agents against judgments,   INVEST ASSETS IN CASH OR                                SUBTRACT REDEMPTION FEES
                fines, settlements and      IN INTERESTS ISSUED BY                                  AND OTHER CHARGES, AS
                expenses to the extent      OTHER INVESTMENT                                        DETERMINED BY THE BOARD OF
                permitted by law,           COMPANIES. (SEE                                         DIRECTORS, FROM THE AMOUNT
                including by advance of     (6) BELOW).                                             PAYABLE TO SHAREHOLDERS IN
                expenses. The Charter does                                                          CONNECTION WITH A
                not include any                                                                     REDEMPTION BY SHAREHOLDERS
                corresponding provisions.                                                           OR BY THE COMPANY. THE
                                                                                                    CHARTER WOULD ALSO CLARIFY
                PROPOSED AMENDMENT:                                                                 THAT THE COMPANY CAN
                THE CHARTER WOULD INCLUDE                                                           REDEEM ALL OUTSTANDING
                A PROVISION (SEE                                                                    SHARES IN A FUND OR CLASS
                (5) BELOW) PROVIDING THAT                                                           WITHOUT A SHAREHOLDER
                THE COMPANY SHALL                                                                   VOTE. (SEE (7) BELOW).
                INDEMNIFY (a) CURRENT AND
                FORMER DIRECTORS AND
                OFFICERS, TO THE EXTENT
                PERMITTED BY LAW,
                INCLUDING ADVANCE OF
                EXPENSES AND (b) OTHER
                EMPLOYEES AND AGENTS TO
                THE EXTENT APPROVED BY THE
                BOARD OF DIRECTORS AND
                PERMITTED BY LAW. AFTER
                ADOPTION OF THIS
                PROVISION, NO SUBSEQUENT
                AMENDMENT OR REPEAL COULD
                LIMIT THE INDEMNIFICATION
                PROTECTION WITH RESPECT TO
                ACTS OR OMISSIONS
                OCCURRING PRIOR TO SUCH
                AMENDMENT OR REPEAL.

   COMPANY      CHARTER                     QUORUM                      LIMITATION ON
                AMENDMENTS                                              LIABILITY


Natural         EXISTING REQUIREMENT:       EXISTING REQUIREMENT:       EXISTING PROVISION:
Resources       The Charter reserves the    The presence, in person or  None.
                Company's right to adopt    by proxy, of a majority of
                Charter amendments to the   all votes entitled to be    PROPOSED AMENDMENT:
                extent permitted by law.    cast at the meeting.        THE CHARTER WOULD PROVIDE
                For minor matters such as                               THAT, TO THE EXTENT
                name changes, and changes   PROPOSED AMENDMENT:         PERMITTED BY LAW, A
                in the par value of         THE PRESENCE, IN PERSON OR  DIRECTOR OR OFFICER OF THE
                shares, the Company can     BY PROXY, OF ONE-THIRD OF   COMPANY WOULD NOT BE
                amend the Charter without   ALL VOTES ENTITLED TO BE    LIABLE TO THE COMPANY OR
                shareholder approval.       CAST AT THE MEETING OR ON   ITS SHAREHOLDERS FOR
                                            A MATTER WOULD CONSTITUTE   MONETARY DAMAGES FOR
                PROPOSED AMENDMENT:         A QUORUM FOR SUCH MEETING   BREACH OF FIDUCIARY DUTY.
                THE EXISTING CHARTER        OR MATTER. (SEE             NO SUBSEQUENT MODIFICATION
                PROVISION WOULD BE REVISED  (2) BELOW).                 OR REPEAL OF THIS
                TO MATCH THE LANGUAGE IN                                PROVISION COULD REVOKE
                THE OTHER MARYLAND COMPANY                              THIS PROTECTION FOR EVENTS
                CHARTERS (SEE (1) BELOW)                                BETWEEN ADOPTION OF THE
                AND TO SPECIFICALLY                                     PROVISION AND SUCH
                INDICATE THAT THE COMPANY                               MODIFICATION OR REPEAL.
                RESERVES THE RIGHT TO                                   (SEE (4) BELOW).
                CHANGE THE "CONTRACT
                RIGHTS" OF OUTSTANDING
                SHARES. IN ADDITION, THE
                CHARTER WOULD CLARIFY THAT
                THE BOARD OF DIRECTORS,
                WITHOUT SHAREHOLDER
                ACTION, CAN INCREASE OR
                DECREASE THE AGGREGATE
                NUMBER OF SHARES THAT THE
                COMPANY HAS AUTHORITY TO
                ISSUE.

   COMPANY      INDEMNIFICATION             MASTER/FEEDER               SHAREHOLDER VOTING          REDEMPTION
                                            TRANSACTIONS                                            FEES
                                                                                                    AND VOTE
Natural         EXISTING PROVISION:         EXISTING PROVISION:         EXISTING REQUIREMENT:       EXISTING PROVISION:
Resources       The Company's By-Laws       None.                       One vote for each share     None.
                provide that the Company                                held.
                shall indemnify present     PROPOSED AMENDMENT:                                     PROPOSED AMENDMENT:
                and former directors,       THE COMPANY WOULD HAVE      PROPOSED AMENDMENT:         THE COMPANY WOULD HAVE
                officers, employees and     EXPLICIT AUTHORITY TO       NO CHANGE PROPOSED.         EXPLICIT AUTHORITY TO
                agents against judgments,   INVEST ASSETS IN CASH OR                                SUBTRACT REDEMPTION FEES
                fines, settlements and      IN INTERESTS ISSUED BY                                  AND OTHER CHARGES, AS
                expenses to the extent      OTHER INVESTMENT                                        DETERMINED BY THE BOARD OF
                permitted by law,           COMPANIES. (SEE                                         DIRECTORS, FROM THE AMOUNT
                including by advance of     (6) BELOW).                                             PAYABLE TO SHAREHOLDERS IN
                expenses. The Charter does                                                          CONNECTION WITH A
                not include any                                                                     REDEMPTION BY SHAREHOLDERS
                corresponding provisions.                                                           OR BY THE COMPANY. THE
                                                                                                    CHARTER WOULD ALSO CLARIFY
                PROPOSED AMENDMENT:                                                                 THAT THE COMPANY CAN
                THE CHARTER WOULD INCLUDE                                                           REDEEM ALL OUTSTANDING
                A PROVISION (SEE                                                                    SHARES IN A FUND OR CLASS
                (5) BELOW) PROVIDING THAT                                                           WITHOUT A SHAREHOLDER
                THE COMPANY SHALL                                                                   VOTE. (SEE (7) BELOW).
                INDEMNIFY (a) CURRENT AND
                FORMER DIRECTORS AND
                OFFICERS, TO THE EXTENT
                PERMITTED BY LAW,
                INCLUDING ADVANCE OF
                EXPENSES; AND (b) OTHER
                EMPLOYEES AND AGENTS TO
                THE EXTENT APPROVED BY THE
                BOARD OF DIRECTORS AND
                PERMITTED BY LAW. AFTER
                ADOPTION OF THIS
                PROVISION, NO SUBSEQUENT
                AMENDMENT OR REPEAL COULD
                LIMIT THE INDEMNIFICATION
                PROTECTION WITH RESPECT TO
                ACTS OR OMISSIONS
                OCCURRING PRIOR TO SUCH
                AMENDMENT OR REPEAL.

   COMPANY      CHARTER                     QUORUM                      LIMITATION ON
                AMENDMENTS                                              LIABILITY


Sector Funds    EXISTING REQUIREMENT:       EXISTING REQUIREMENT:       EXISTING PROVISION:
                Most Charter amendments     The presence, in person or  The Charter provides that,
                require the approval of a   by proxy, of a majority of  to the extent permitted by
                majority of the shares of   all votes entitled to be    law, a director or officer
                common stock outstanding    cast at the meeting.        of the Company shall not
                and entitled to vote. It                                be liable to the Company
                appears that minor          PROPOSED AMENDMENT:         or its shareholders for
                amendments may be approved  THE PRESENCE, IN PERSON OR  monetary damages for
                without shareholder         BY PROXY, OF ONE-THIRD OF   breach of fiduciary duty.
                action.                     ALL VOTES ENTITLED TO BE
                                            CAST AT THE MEETING OR ON   PROPOSED AMENDMENT:
                PROPOSED AMENDMENT:         A MATTER WOULD CONSTITUTE   NO CHANGE PROPOSED.
                THE CHARTER AMENDMENT       A QUORUM FOR SUCH MEETING
                WOULD CLARIFY THAT THE      OR MATTER. (SEE
                COMPANY CAN EFFECT CERTAIN  (2) BELOW).
                CHARTER AMENDMENTS, SUCH
                AS NAME CHANGES, WITHOUT
                SHAREHOLDER APPROVAL. THE
                CHARTER WOULD ALSO INCLUDE
                SPECIFIC LANGUAGE
                RESERVING THE RIGHT OF THE
                COMPANY TO CHANGE THE
                "CONTRACT RIGHTS" OF
                OUTSTANDING SHARES. IN
                ADDITION, THE CHARTER
                WOULD CLARIFY THAT THE
                BOARD OF DIRECTORS,
                WITHOUT SHAREHOLDER
                ACTION, CAN INCREASE OR
                DECREASE THE AGGREGATE
                NUMBER OF SHARES THAT THE
                COMPANY HAS AUTHORITY TO
                ISSUE. (SEE (1) BELOW).

   COMPANY      INDEMNIFICATION             MASTER/FEEDER               SHAREHOLDER VOTING          REDEMPTION
                                            TRANSACTIONS                                            FEES
                                                                                                    AND VOTE
Sector Funds    EXISTING PROVISION:         EXISTING PROVISION:         EXISTING REQUIREMENT:       EXISTING PROVISION:
                The Company's By-Laws       None.                       One vote for each share     None.
                provide that the Company                                held.
                shall indemnify present     PROPOSED AMENDMENT:                                     PROPOSED AMENDMENT:
                and former directors,       THE COMPANY WOULD HAVE      PROPOSED AMENDMENT:         THE COMPANY WOULD HAVE
                officers, employees and     EXPLICIT AUTHORITY TO       ONE VOTE FOR EACH DOLLAR    EXPLICIT AUTHORITY TO
                agents against judgments,   INVEST ASSETS IN CASH OR    OF NET ASSET VALUE          SUBTRACT REDEMPTION FEES
                fines, settlements and      IN INTERESTS ISSUED BY      REPRESENTED BY SHARES       AND OTHER CHARGES, AS
                expenses to the extent      OTHER INVESTMENT            HELD. (SEE (3) BELOW).      DETERMINED BY THE BOARD OF
                permitted by law,           COMPANIES. (SEE                                         DIRECTORS, FROM THE AMOUNT
                including by advance of     (6) BELOW).                                             PAYABLE TO SHAREHOLDERS IN
                expenses. The Charter does                                                          CONNECTION WITH A
                not include any                                                                     REDEMPTION BY SHAREHOLDERS
                corresponding provisions.                                                           OR BY THE COMPANY. THE
                                                                                                    CHARTER WOULD ALSO CLARIFY
                PROPOSED AMENDMENT:                                                                 THAT THE COMPANY CAN
                THE CHARTER WOULD INCLUDE                                                           REDEEM ALL OUTSTANDING
                A PROVISION (SEE                                                                    SHARES IN A FUND OR CLASS
                (5) BELOW) PROVIDING THAT                                                           WITHOUT A SHAREHOLDER
                THE COMPANY SHALL                                                                   VOTE. (SEE (7) BELOW).
                INDEMNIFY (a) CURRENT AND
                FORMER DIRECTORS AND
                OFFICERS, TO THE EXTENT
                PERMITTED BY LAW,
                INCLUDING ADVANCE OF
                EXPENSES; AND (b) OTHER
                EMPLOYEES AND AGENTS TO
                THE EXTENT APPROVED BY THE
                BOARD OF DIRECTORS AND
                PERMITTED BY LAW. AFTER
                ADOPTION OF THIS
                PROVISION, NO SUBSEQUENT
                AMENDMENT OR REPEAL COULD
                LIMIT THE INDEMNIFICATION
                PROTECTION WITH RESPECT TO
                ACTS OR OMISSIONS
                OCCURRING PRIOR TO SUCH
                AMENDMENT OR REPEAL.

   COMPANY      CHARTER                     QUORUM                      LIMITATION ON
                AMENDMENTS                                              LIABILITY


Small Company   EXISTING REQUIREMENT:       EXISTING REQUIREMENT:       EXISTING PROVISION:
                Most Charter amendments     The presence, in person or  The Charter provides that,
                require the approval of a   by proxy, of a majority of  to the extent permitted by
                majority of the shares of   all votes entitled to be    law, a director or officer
                common stock outstanding    cast at the meeting.        of the Company shall not
                and entitled to vote. It                                be liable to the Company
                appears that minor          PROPOSED AMENDMENT:         or its shareholders for
                amendments may be approved  THE PRESENCE, IN PERSON OR  monetary damages for
                without shareholder         BY PROXY, OF ONE-THIRD OF   breach of fiduciary duty.
                action.                     ALL VOTES ENTITLED TO BE
                                            CAST AT THE MEETING OR ON   PROPOSED AMENDMENT:
                PROPOSED AMENDMENT:         A MATTER WOULD CONSTITUTE   NO CHANGE PROPOSED.
                THE CHARTER AMENDMENT       A QUORUM FOR SUCH MEETING
                WOULD CLARIFY THAT THE      OR MATTER. (SEE
                COMPANY CAN EFFECT CERTAIN  (2) BELOW).
                CHARTER AMENDMENTS, SUCH
                AS NAME CHANGES, WITHOUT
                SHAREHOLDER APPROVAL. THE
                CHARTER WOULD ALSO INCLUDE
                SPECIFIC LANGUAGE
                RESERVING THE RIGHT OF THE
                COMPANY TO CHANGE THE
                "CONTRACT RIGHTS" OF
                OUTSTANDING SHARES. IN
                ADDITION, THE CHARTER
                WOULD CLARIFY THAT THE
                BOARD OF DIRECTORS,
                WITHOUT SHAREHOLDER
                ACTION, CAN INCREASE OR
                DECREASE THE AGGREGATE
                NUMBER OF SHARES THAT THE
                COMPANY HAS AUTHORITY TO
                ISSUE. (SEE (1) BELOW).

   COMPANY      INDEMNIFICATION             MASTER/FEEDER               SHAREHOLDER VOTING          REDEMPTION
                                            TRANSACTIONS                                            FEES
                                                                                                    AND VOTE
Small Company   EXISTING PROVISION:         EXISTING PROVISION:         EXISTING REQUIREMENT:       EXISTING PROVISION:
                The Company's By-Laws       None.                       One vote for each share     None.
                provide that the Company                                held.
                shall indemnify present     PROPOSED AMENDMENT:                                     PROPOSED AMENDMENT:
                and former directors,       THE COMPANY WOULD HAVE      PROPOSED AMENDMENT:         THE COMPANY WOULD HAVE
                officers, employees and     EXPLICIT AUTHORITY TO       NO CHANGE PROPOSED.         EXPLICIT AUTHORITY TO
                agents against judgments,   INVEST ASSETS IN CASH OR                                SUBTRACT REDEMPTION FEES
                fines, settlements and      IN INTERESTS ISSUED BY                                  AND OTHER CHARGES, AS
                expenses to the extent      OTHER INVESTMENT                                        DETERMINED BY THE BOARD OF
                permitted by law,           COMPANIES. (SEE                                         DIRECTORS, FROM THE AMOUNT
                including by advance of     (6) BELOW).                                             PAYABLE TO SHAREHOLDERS IN
                expenses. The Charter does                                                          CONNECTION WITH A
                not include any                                                                     REDEMPTION BY SHAREHOLDERS
                corresponding provisions.                                                           OR BY THE COMPANY. THE
                                                                                                    CHARTER WOULD ALSO CLARIFY
                PROPOSED AMENDMENT:                                                                 THAT THE COMPANY CAN
                THE CHARTER WOULD INCLUDE                                                           REDEEM ALL OUTSTANDING
                A PROVISION (SEE                                                                    SHARES IN A FUND OR CLASS
                (5) BELOW) PROVIDING THAT                                                           WITHOUT A SHAREHOLDER
                THE COMPANY SHALL                                                                   VOTE. (SEE (7) BELOW).
                INDEMNIFY (a) CURRENT AND
                FORMER DIRECTORS AND
                OFFICERS, TO THE EXTENT
                PERMITTED BY LAW,
                INCLUDING ADVANCE OF
                EXPENSES; AND (b) OTHER
                EMPLOYEES AND AGENTS TO
                THE EXTENT APPROVED BY THE
                BOARD OF DIRECTORS AND
                PERMITTED BY LAW. AFTER
                ADOPTION OF THIS
                PROVISION, NO SUBSEQUENT
                AMENDMENT OR REPEAL COULD
                LIMIT THE INDEMNIFICATION
                PROTECTION WITH RESPECT TO
                ACTS OR OMISSIONS
                OCCURRING PRIOR TO SUCH
                AMENDMENT OR REPEAL.

   COMPANY      CHARTER                     QUORUM                      LIMITATION ON
                AMENDMENTS                                              LIABILITY


Small Cap       EXISTING REQUIREMENT:       EXISTING REQUIREMENT:       EXISTING PROVISION:
                The Charter reserves the    The presence, in person or  The Charter provides that,
                Company's right to adopt    by proxy, of one-third of   to the extent permitted by
                Charter amendments to the   all votes entitled to be    law, no director or
                extent permitted by law.    cast at the meeting.        officer of the Company
                For minor matters such as                               shall be personally liable
                name changes and changes    PROPOSED AMENDMENT:         to the Company or its
                in the par value of         THE EXISTING CHARTER        shareholders for monetary
                shares, the Company can     PROVISION WOULD BE REVISED  damages.
                amend the Charter without   TO MATCH THE LANGUAGE IN
                shareholder approval.       THE OTHER MARYLAND COMPANY  PROPOSED AMENDMENT:
                                            CHARTERS (SEE (2) BELOW)    THE EXISTING CHARTER
                PROPOSED AMENDMENT:         AND TO CLARIFY THAT THE     PROVISION WOULD BE REVISED
                THE EXISTING CHARTER        PRESENCE, IN PERSON OR BY   TO MATCH THE LANGUAGE IN
                PROVISION WOULD BE REVISED  PROXY, OF ONE- THIRD OF     THE OTHER MARYLAND COMPANY
                TO MATCH THE LANGUAGE IN    THE VOTES ENTITLED TO BE    CHARTERS (SEE (4) BELOW).
                THE OTHER MARYLAND COMPANY  CAST ON A MATTER WOULD
                CHARTERS (SEE (1) BELOW)    CONSTITUTE A QUORUM FOR
                AND TO SPECIFICALLY         THAT MATTER, EVEN IF FEWER
                INDICATE THAT THE COMPANY   THAN ALL CLASSES OR FUNDS
                RESERVES THE RIGHT TO       ARE ENTITLED TO VOTE.
                CHANGE THE "CONTRACT
                RIGHTS" OF OUTSTANDING
                SHARES. IN ADDITION, THE
                CHARTER WOULD CLARIFY THAT
                THE BOARD OF DIRECTORS,
                WITHOUT SHAREHOLDER
                ACTION, CAN INCREASE OR
                DECREASE THE AGGREGATE
                NUMBER OF SHARES THAT THE
                COMPANY HAS AUTHORITY TO
                ISSUE.

   COMPANY      INDEMNIFICATION             MASTER/FEEDER               SHAREHOLDER VOTING          REDEMPTION
                                            TRANSACTIONS                                            FEES
                                                                                                    AND VOTE
Small Cap       EXISTING PROVISION:         EXISTING PROVISION:         EXISTING REQUIREMENT:       EXISTING PROVISION:
                The Charter provides that   None.                       One vote for each share     None.
                the Company shall                                       held.
                indemnify present and       PROPOSED AMENDMENT:                                     PROPOSED AMENDMENT:
                former directors and        THE COMPANY WOULD HAVE      PROPOSED AMENDMENT:         THE COMPANY WOULD HAVE
                officers to the extent      EXPLICIT AUTHORITY TO       NO CHANGE PROPOSED.         EXPLICIT AUTHORITY TO
                permitted by law,           INVEST ASSETS IN CASH OR                                SUBTRACT REDEMPTION FEES
                including by advance of     IN INTERESTS ISSUED BY                                  AND OTHER CHARGES, AS
                expenses, and the           OTHER INVESTMENT                                        DETERMINED BY THE BOARD OF
                Company's By-Laws provide   COMPANIES. (SEE                                         DIRECTORS, FROM THE AMOUNT
                that the Company shall      (6) BELOW).                                             PAYABLE TO SHAREHOLDERS IN
                indemnify present and                                                               CONNECTION WITH A
                former directors,                                                                   REDEMPTION BY SHAREHOLDERS
                officers, employees and                                                             OR BY THE COMPANY. THE
                agents against judgments,                                                           CHARTER WOULD ALSO CLARIFY
                fines, settlements and                                                              THAT THE COMPANY CAN
                expenses to the extent                                                              REDEEM ALL OUTSTANDING
                permitted by law,                                                                   SHARES IN A FUND OR CLASS
                including by advance of                                                             WITHOUT A SHAREHOLDER
                expenses.                                                                           VOTE. (SEE (7) BELOW).
                PROPOSED AMENDMENT:
                THE EXISTING CHARTER
                PROVISION WOULD BE REVISED
                TO MATCH THE LANGUAGE IN
                THE OTHER MARYLAND COMPANY
                CHARTERS (SEE (5) BELOW)
                AND TO INCLUDE AUTHORITY
                FOR THE COMPANY TO
                INDEMNIFY EMPLOYEES AND
                AGENTS OTHER THAN
                DIRECTORS AND OFFICERS TO
                THE EXTENT APPROVED BY THE
                BOARD OF DIRECTORS AND
                PERMITTED BY LAW.
                INDEMNIFICATION OF PERSONS
                OTHER THAN OFFICERS AND
                DIRECTORS CURRENTLY
                APPEARS ONLY IN THE
                COMPANY'S BY-LAWS.

   COMPANY      CHARTER                     QUORUM                      LIMITATION ON
                AMENDMENTS                                              LIABILITY


Emerging        EXISTING REQUIREMENT:       EXISTING REQUIREMENT:       EXISTING PROVISION:
Growth          The Charter reserves the    The presence, in person or  The Charter provides that,
                Company's right to adopt    by proxy, of one- third of  to the extent permitted by
                Charter amendments to the   all votes entitled to be    law, no director or
                extent permitted by law.    cast at the meeting.        officer of the Company
                For minor matters such as                               shall be personally liable
                name changes and changes    PROPOSED AMENDMENT:         to the Company or its
                in the par value of         THE EXISTING CHARTER        shareholders for monetary
                shares, the Company can     PROVISION WOULD BE REVISED  damages.
                amend the Charter without   TO MATCH THE LANGUAGE IN
                shareholder approval.       THE OTHER MARYLAND COMPANY  PROPOSED AMENDMENT:
                                            CHARTERS (SEE (2) BELOW)    THE EXISTING CHARTER
                PROPOSED AMENDMENT:         AND TO CLARIFY THAT THE     PROVISION WOULD BE REVISED
                THE EXISTING CHARTER        PRESENCE, IN PERSON OR BY   TO MATCH THE LANGUAGE IN
                PROVISION WOULD BE REVISED  PROXY, OF ONE- THIRD OF     THE OTHER MARYLAND COMPANY
                TO MATCH THE LANGUAGE IN    THE VOTES ENTITLED TO BE    CHARTERS (SEE (4) BELOW).
                THE OTHER MARYLAND COMPANY  CAST ON A MATTER WOULD
                CHARTERS (SEE (1) BELOW)    CONSTITUTE A QUORUM FOR
                AND TO SPECIFICALLY         THAT MATTER, EVEN IF FEWER
                INDICATE THAT THE COMPANY   THAN ALL CLASSES OR FUNDS
                RESERVES THE RIGHT TO       ARE ENTITLED TO VOTE.
                CHANGE THE "CONTRACT
                RIGHTS" OF OUTSTANDING
                SHARES. IN ADDITION, THE
                CHARTER WOULD CLARIFY THAT
                THE BOARD OF DIRECTORS,
                WITHOUT SHAREHOLDER
                ACTION, CAN INCREASE OR
                DECREASE THE AGGREGATE
                NUMBER OF SHARES THAT THE
                COMPANY HAS AUTHORITY TO
                ISSUE.

   COMPANY      INDEMNIFICATION             MASTER/FEEDER               SHAREHOLDER VOTING          REDEMPTION
                                            TRANSACTIONS                                            FEES
                                                                                                    AND VOTE
Emerging        EXISTING PROVISION:         EXISTING PROVISION:         EXISTING REQUIREMENT:       EXISTING PROVISION:
Growth          The Charter provides that   None.                       One vote for each share     None.
                the Company shall                                       held.
                indemnify present and       PROPOSED AMENDMENT:                                     PROPOSED AMENDMENT:
                former directors and        THE COMPANY WOULD HAVE      PROPOSED AMENDMENT:         THE COMPANY WOULD HAVE
                officers to the extent      EXPLICIT AUTHORITY TO       NO CHANGE PROPOSED.         EXPLICIT AUTHORITY TO
                permitted by law,           INVEST ASSETS IN CASH OR                                SUBTRACT REDEMPTION FEES
                including by advance of     IN INTERESTS ISSUED BY                                  AND OTHER CHARGES, AS
                expenses, and the           OTHER INVESTMENT                                        DETERMINED BY THE BOARD OF
                Company's By-Laws provide   COMPANIES. (SEE                                         DIRECTORS, FROM THE AMOUNT
                that the Company shall      (6) BELOW).                                             PAYABLE TO SHAREHOLDERS IN
                indemnify present and                                                               CONNECTION WITH A
                former directors,                                                                   REDEMPTION BY SHAREHOLDERS
                officers, employees and                                                             OR BY THE COMPANY. THE
                agents against judgments,                                                           CHARTER WOULD ALSO CLARIFY
                fines, settlements and                                                              THAT THE COMPANY CAN
                expenses to the extent                                                              REDEEM ALL OUTSTANDING
                permitted by law,                                                                   SHARES IN A FUND OR CLASS
                including by advance of                                                             WITHOUT A SHAREHOLDER
                expenses.                                                                           VOTE. (SEE (7) BELOW).
                PROPOSED AMENDMENT:
                THE EXISTING CHARTER
                PROVISION WOULD BE REVISED
                TO MATCH THE LANGUAGE IN
                THE OTHER MARYLAND COMPANY
                CHARTERS (SEE (5) BELOW)
                AND TO INCLUDE AUTHORITY
                FOR THE COMPANY TO
                INDEMNIFY EMPLOYEES AND
                AGENTS OTHER THAN
                DIRECTORS AND OFFICERS TO
                THE EXTENT APPROVED BY THE
                BOARD OF DIRECTORS AND
                PERMITTED BY LAW.
                INDEMNIFICATION OF PERSONS
                OTHER THAN OFFICERS AND
                DIRECTORS CURRENTLY
                APPEARS ONLY IN THE
                COMPANY'S BY-LAWS.

   COMPANY      CHARTER                     QUORUM                      LIMITATION ON
                AMENDMENTS                                              LIABILITY


PIP             EXISTING REQUIREMENT:       EXISTING REQUIREMENT:       EXISTING PROVISION:
                The Charter reserves the    The presence, in person or  The Charter provides that,
                Company's right to adopt    by proxy, of a majority of  to the extent permitted by
                Charter amendments to the   all votes entitled to be    law, no director or
                extent permitted by law.    cast at the meeting.        officer of the Company
                For minor matters such as                               shall be personally liable
                name changes and changes    PROPOSED AMENDMENT:         to the Company or its
                in the par value of         THE PRESENCE, IN PERSON OR  shareholders for monetary
                shares, the Company can     BY PROXY, OF ONE-THIRD OF   damages.
                amend the Charter without   ALL VOTES ENTITLED TO BE
                shareholder approval.       CAST AT THE MEETING OR ON   PROPOSED AMENDMENT:
                                            A MATTER WOULD CONSTITUTE   THE EXISTING CHARTER
                PROPOSED AMENDMENT:         A QUORUM FOR SUCH MEETING   PROVISION WOULD BE REVISED
                THE EXISTING CHARTER        OR MATTER. (SEE             TO MATCH THE LANGUAGE IN
                PROVISION WOULD BE REVISED  (2) BELOW).                 THE OTHER MARYLAND COMPANY
                TO MATCH THE LANGUAGE IN                                CHARTERS (SEE (4) BELOW).
                THE OTHER MARYLAND COMPANY
                CHARTERS (SEE (1) BELOW)
                AND TO SPECIFICALLY
                INDICATE THAT THE COMPANY
                RESERVES THE RIGHT TO
                CHANGE THE "CONTRACT
                RIGHTS" OF OUTSTANDING
                SHARES. IN ADDITION, THE
                CHARTER WOULD CLARIFY THAT
                THE BOARD OF DIRECTORS,
                WITHOUT SHAREHOLDER
                ACTION, CAN INCREASE OR
                DECREASE THE AGGREGATE
                NUMBER OF SHARES THAT THE
                COMPANY HAS AUTHORITY TO
                ISSUE.

   COMPANY      INDEMNIFICATION             MASTER/FEEDER               SHAREHOLDER VOTING          REDEMPTION
                                            TRANSACTIONS                                            FEES
                                                                                                    AND VOTE
PIP             EXISTING PROVISION:         EXISTING PROVISION:         EXISTING REQUIREMENT:       EXISTING PROVISION:
                The Charter provides that   None.                       One vote for each share     None.
                the Company shall                                       held.
                indemnify present and       PROPOSED AMENDMENT:                                     PROPOSED AMENDMENT:
                former directors and        THE COMPANY WOULD HAVE      PROPOSED AMENDMENT:         THE COMPANY WOULD HAVE
                officers to the extent      EXPLICIT AUTHORITY TO       ONE VOTE FOR EACH DOLLAR    EXPLICIT AUTHORITY TO
                permitted by law,           INVEST ASSETS IN CASH OR    OF NET ASSET VALUE          SUBTRACT REDEMPTION FEES
                including by advance of     IN INTERESTS ISSUED BY      REPRESENTED BY SHARES       AND OTHER CHARGES, AS
                expenses, and the           OTHER INVESTMENT            HELD. (SEE (3) BELOW).      DETERMINED BY THE BOARD OF
                Company's By-Laws provide   COMPANIES. (SEE                                         DIRECTORS, FROM THE AMOUNT
                that the Company shall      (6) BELOW).                                             PAYABLE TO SHAREHOLDERS IN
                indemnify present and                                                               CONNECTION WITH A
                former directors,                                                                   REDEMPTION BY SHAREHOLDERS
                officers, employees and                                                             OR BY THE COMPANY. THE
                agents against judgments,                                                           CHARTER WOULD ALSO CLARIFY
                fines, settlements and                                                              THAT THE COMPANY CAN
                expenses to the extent                                                              REDEEM ALL OUTSTANDING
                permitted by law,                                                                   SHARES IN A FUND OR CLASS
                including by advance of                                                             WITHOUT A SHAREHOLDER
                expenses.                                                                           VOTE. (SEE (7) BELOW).
                PROPOSED AMENDMENT:
                THE EXISTING CHARTER
                PROVISION WOULD BE REVISED
                TO MATCH THE LANGUAGE IN
                THE OTHER MARYLAND COMPANY
                CHARTERS (SEE (5) BELOW)
                AND TO INCLUDE AUTHORITY
                FOR THE COMPANY TO
                INDEMNIFY EMPLOYEES AND
                AGENTS OTHER THAN
                DIRECTORS AND OFFICERS TO
                THE EXTENT APPROVED BY THE
                BOARD OF DIRECTORS AND
                PERMITTED BY LAW.
                INDEMNIFICATION OF PERSONS
                OTHER THAN OFFICERS AND
                DIRECTORS CURRENTLY
                APPEARS ONLY IN THE
                COMPANY'S BY-LAWS.

   COMPANY      CHARTER                     QUORUM                      LIMITATION ON
                AMENDMENTS                                              LIABILITY


World           EXISTING REQUIREMENT:       EXISTING REQUIREMENT:       EXISTING PROVISION:
                The Charter reserves the    The presence, in person or  None.
                Company's right to adopt    by proxy, of a majority of
                Charter amendments to the   all votes entitled to be    PROPOSED AMENDMENT:
                extent permitted by law.    cast at the meeting.        THE CHARTER WOULD PROVIDE
                For minor matters such as                               THAT, TO THE EXTENT
                name changes and changes    PROPOSED AMENDMENT:         PERMITTED BY LAW, A
                in the par value of         THE PRESENCE, IN PERSON OR  DIRECTOR OR OFFICER OF THE
                shares, the Company can     BY PROXY, OF ONE-THIRD OF   COMPANY WOULD NOT BE
                amend the Charter without   ALL VOTES ENTITLED TO BE    LIABLE TO THE COMPANY OR
                shareholder approval.       CAST AT THE MEETING OR ON   ITS SHAREHOLDERS FOR
                                            A MATTER WOULD CONSTITUTE   MONETARY DAMAGES FOR
                PROPOSED AMENDMENT:         A QUORUM FOR SUCH MEETING   BREACH OF FIDUCIARY DUTY.
                THE EXISTING CHARTER        OR MATTER. (SEE             NO SUBSEQUENT MODIFICATION
                PROVISION WOULD BE REVISED  (2) BELOW).                 OR REPEAL OF THIS
                TO MATCH THE LANGUAGE IN                                PROVISION COULD REVOKE
                THE OTHER MARYLAND COMPANY                              THIS PROTECTION FOR EVENTS
                CHARTERS (SEE (1) BELOW)                                BETWEEN ADOPTION OF THE
                AND TO SPECIFICALLY                                     PROVISION AND SUCH
                INDICATE THAT THE COMPANY                               MODIFICATION OR REPEAL.
                RESERVES THE RIGHT TO                                   (SEE (4) BELOW).
                CHANGE THE "CONTRACT
                RIGHTS" OF OUTSTANDING
                SHARES. IN ADDITION, THE
                CHARTER WOULD CLARIFY THAT
                THE BOARD OF DIRECTORS,
                WITHOUT SHAREHOLDER
                ACTION, CAN INCREASE OR
                DECREASE THE AGGREGATE
                NUMBER OF SHARES THAT THE
                COMPANY HAS AUTHORITY TO
                ISSUE.

   COMPANY      INDEMNIFICATION             MASTER/FEEDER               SHAREHOLDER VOTING          REDEMPTION
                                            TRANSACTIONS                                            FEES
                                                                                                    AND VOTE
World           EXISTING PROVISION:         EXISTING PROVISION:         EXISTING REQUIREMENT:       EXISTING PROVISION:
                The Company's By-Laws       None.                       One vote for each share     None.
                provide that the Company                                held.
                shall indemnify directors,  PROPOSED AMENDMENT:                                     PROPOSED AMENDMENT:
                officers, employees and     THE COMPANY WOULD HAVE      PROPOSED AMENDMENT:         THE COMPANY WOULD HAVE
                agents against judgments,   EXPLICIT AUTHORITY TO       ONE VOTE FOR EACH DOLLAR    EXPLICIT AUTHORITY TO
                fines, settlements and      INVEST ASSETS IN CASH OR    OF NET ASSET VALUE          SUBTRACT REDEMPTION FEES
                expenses to the extent      IN INTERESTS ISSUED BY      REPRESENTED BY SHARES       AND OTHER CHARGES, AS
                permitted by law. The       OTHER INVESTMENT            HELD. (SEE (3) BELOW).      DETERMINED BY THE BOARD OF
                Charter does not include    COMPANIES. (SEE                                         DIRECTORS, FROM THE AMOUNT
                any corresponding           (6) BELOW).                                             PAYABLE TO SHAREHOLDERS IN
                provisions.                                                                         CONNECTION WITH A
                                                                                                    REDEMPTION BY SHAREHOLDERS
                PROPOSED AMENDMENT:                                                                 OR BY THE COMPANY. THE
                THE CHARTER WOULD INCLUDE                                                           CHARTER WOULD ALSO CLARIFY
                A PROVISION (SEE                                                                    THAT THE COMPANY CAN
                (5) BELOW) PROVIDING THAT                                                           REDEEM ALL OUTSTANDING
                THE COMPANY SHALL                                                                   SHARES IN A FUND OR CLASS
                INDEMNIFY (a) CURRENT AND                                                           WITHOUT A SHAREHOLDER
                FORMER DIRECTORS AND                                                                VOTE. (SEE (7) BELOW).
                OFFICERS, TO THE EXTENT
                PERMITTED BY LAW,
                INCLUDING BY ADVANCE OF
                EXPENSES AND (b) OTHER
                EMPLOYEES AND AGENTS TO
                THE EXTENT APPROVED BY THE
                BOARD OF DIRECTORS AND
                PERMITTED BY LAW. AFTER
                ADOPTION OF THIS
                PROVISION, NO SUBSEQUENT
                AMENDMENT OR REPEAL COULD
                LIMIT THE INDEMNIFICATION
                PROTECTION WITH RESPECT TO
                ACTS OR OMISSIONS
                OCCURRING PRIOR TO SUCH
                AMENDMENT OR REPEAL.

    The text of the proposed Charter Amendments summarized in the preceding table is set forth below:

        (1) The Corporation reserves the right from time to time to make any amendments to the charter of the Corporation which may now or hereafter be authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the charter of the Corporation, of any shares of its outstanding stock by classification, reclassification, or otherwise. In clarification and not limitation of the foregoing, a majority of the entire Board of Directors, without action by the stockholders, may amend the charter of the Corporation to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue. (All Maryland Companies)

        (2) At a meeting of stockholders the presence in person or by proxy of stockholders entitled to cast one-third of all the votes entitled to be cast at the meeting constitutes a quorum. At a meeting of stockholders the presence in person or by proxy of stockholders entitled to cast one-third of all the votes entitled to be cast on any matter shall constitute a quorum for action on that matter (including matters on which fewer than all classes or series are entitled to vote). (All Maryland Companies)

        (3) Unless otherwise expressly provided in the charter of the Corporation, on each matter submitted to a vote of the stockholders, each holder of shares shall be entitled to one vote for each dollar of net asset value represented by each share standing in his name on the books of the Corporation, irrespective of the series or class thereof, and the exclusive voting power for all purposes shall be vested in the holders of Common Stock. (Sector Funds, PIP, and World)

        (4) A director or officer of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted by law (including the Investment Company Act of 1940) as currently in effect or as the same may hereafter be amended. No amendment, modification or repeal of this Article shall adversely affect any right or protection of a director or officer that exists at the time of such amendment, modification or repeal. (Natural Resources, Small Cap, Emerging Growth, PIP, and World)


        (5) The Corporation shall indemnify (A) its current and former directors and officers, whether serving or having served the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force (as limited by the Investment Company Act of 1940), including the advance of expenses under the procedures and to the full extent permitted by law and (B) other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. (All Maryland Companies)


        (6) The Board of Directors is explicitly authorized to, without action by stockholders (unless such approval is required by the Investment Company Act of 1940), invest all or a portion of the assets of any series or class, or dispose of all or a portion of the assets of any series or class and invest the proceeds of such disposition, in cash or in interests issued by one or more other investment companies registered under the Investment Company Act of 1940. The Board of Directors is explicitly authorized to, without action by stockholders, cause a series or class that is organized in the master/feeder fund structure to withdraw or redeem its assets from the master fund and cause such series or class to invest its assets directly in cash or in securities and other financial instruments or in another master fund. (All Maryland Companies)

        (7) The appropriate sections of all Maryland Company Charters shall be modified as necessary to reflect the following provisions:

               All redemptions, whether by a stockholder or by the Corporation, shall be at a redemption price equal to the current net asset value per share as determined by the Board of Directors from time to time in accordance with the provisions of the charter and applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors. A redemption by the Corporation in accordance with the charter of the Corporation, even if it is for all the shares of a series or class, shall not be considered a liquidation requiring a vote of stockholders.

              MASSACHUSETTS SUMMARY AND TEXT OF CHARTER AMENDMENTS


                                                                                    SHAREHOLDERS MEETINGS IF LESS THAN A
                                                                                      MAJORITY OF TRUSTEES ELECTED BY
                                                     NUMBER OF TRUSTEES                         SHAREHOLDERS
                                           --------------------------------------  --------------------------------------
                         PROPOSED NAME          EXISTING            PROPOSED            EXISTING            PROPOSED
COMPANY                      CHANGE           REQUIREMENT          AMENDMENT          REQUIREMENT          AMENDMENT
-------                ------------------  ------------------  ------------------  ------------------  ------------------

Value                                      Number fixed by     Number would be     No applicable       In the event less
                                           Trustees, not less  fixed by Trustees,  provision.          than a majority of
                                           than 3 or more      no upper or lower                       Trustees have been
                                           than 15.            limit on number.                        elected by the
                                                                                                       Shareholders, to
                                                                                                       the extent
                                                                                                       required by the
                                                                                                       1940 Act, but only
                                                                                                       to such extent,
                                                                                                       the Trustees then
                                                                                                       in office would be
                                                                                                       required to call a
                                                                                                       shareholders'
                                                                                                       meeting for the
                                                                                                       election of
                                                                                                       Trustees.



                                DOLLAR VOTING                SHARE CLASSIFICATION OR
                       --------------------------------          RECLASSIFICATION           QUORUM, ADJOURNMENT, PLURALITY
                                           EFFECT OF     --------------------------------  --------------------------------
                          EXISTING         PROPOSED         EXISTING         PROPOSED         EXISTING         PROPOSED
COMPANY                  REQUIREMENT       AMENDMENT       REQUIREMENT       AMENDMENT       REQUIREMENT       AMENDMENT
-------                ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

Value                  No applicable    Trustees,        Trustees may,    Trustees would   By-Laws provide  Holders of one-
                       provision.       without the      in their         have power, in   that holders of  third of the
                                        vote of the      discretion,      their            a majority of    shares entitled
                                        shareholders,    divide the       discretion, to   outstanding      to vote on a
                                        would determine  shares of any    classify or      shares of the    matter would be
                                        on any vote put  Fund into        reclassify any   Company or Fund  a quorum.
                                        to the           classes.         unissued shares  of the Company   Shares that
                                        shareholders                      of a Fund or     present in       abstain or for
                                        whether voting                    class, or any    person or by     which the
                                        will be per                       shares of any    proxy and        broker or
                                        share voting or                   Fund or class    entitled to      nominee cannot
                                        dollar voting                     previously       vote             vote on all
                                        (net asset                        issued and       constitutes a    matters would
                                        value times                       thereafter       quorum.          count for the
                                        number of                         reacquired by                     purpose of
                                        shares owned).                    the Trust, into                   determining a
                                                                          one or more                       quorum.
                                                                          Funds or
                                                                          classes that
                                                                          may be
                                                                          established and
                                                                          designated from
                                                                          time to time.

                                SHAREHOLDER DERIVATIVE ACTIONS                       MANDATORY REDEMPTION
                        ----------------------------------------------  ----------------------------------------------
COMPANY                  EXISTING REQUIREMENT     PROPOSED AMENDMENT     EXISTING REQUIREMENT     PROPOSED AMENDMENT
-------                 ----------------------  ----------------------  ----------------------  ----------------------

Value                   No applicable           In order to bring a     Only for excessively    Any time (a) if the
                        provision.              derivative action,      large or small          Trustees determine in
                                                unless all the          accounts.               their sole discretion
                                                Trustees have a                                 that redemption is in
                                                financial interest in                           the best interests of
                                                the suit, shareholders                          the Shareholders or
                                                must (a) make a                                 the holders of the
                                                pre-suit demand on the                          shares of a Fund, or
                                                Trustees who do not                             (b) for account
                                                have a financial                                maintenance purposes.
                                                interest in the suit,
                                                (b) obtain holders of
                                                at least 10% of
                                                outstanding shares to
                                                join such request and
                                                (c) afford the
                                                Trustees a reasonable
                                                amount of time to
                                                respond.



                         PROCEDURE FOR TERMINATION OF         PROCEDURE FOR CHARTER
                                   COMPANY                          AMENDMENTS                      REORGANIZATION
                       --------------------------------  --------------------------------  --------------------------------
                          EXISTING         PROPOSED         EXISTING         PROPOSED         EXISTING         PROPOSED
COMPANY                  REQUIREMENT       AMENDMENT       REQUIREMENT       AMENDMENT       REQUIREMENT       AMENDMENT
-------                ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

Value                  Company can be   Company or any   All charter      Trustees,        Vote of 2/3 of   Reorganization
                       terminated by    Fund can be      amendments,      without          outstanding      would require
                       (a) vote of      terminated by    other than       shareholder      shares of        either
                       holders of 2/3   (a) vote of      clean-up         action, would    Company          (a) vote of
                       of shares of     holders of 2/3   matters such as  be authorized    required, or     2/3 of shares
                       each Fund at a   of shares of     name changes,    to amend         majority of      of Company (or
                       meeting,         each Fund or     require the      charter so long  outstanding      Fund being
                       (b) majority of  2/3 vote of      approval of a    as such          shares of the    reorganized)
                       Trustees, plus   Fund being       majority of the  amendment does   Company if       (b) majority of
                       vote of holders  terminated,      shares           not adversely    recommended by   outstanding
                       of 2/3 of        (b) if           outstanding and  affect the       Trustees.        shares of the
                       shares of each   recommended by   entitled to      rights of any                     Company (or
                       Fund without a   the Trustees,    vote.            shareholder.                      Fund being
                       meeting, or      the vote of                                                         reorganized) if
                       (3) Trustees by  holders of a                                                        recommended by
                       written notice   majority of                                                         Trustees or
                       to the           shares of each                                                      (c) vote of a
                       shareholders.    Fund or                                                             majority of the
                       Funds can be     majority vote                                                       Trustees.
                       terminated by    of Fund being                                                       Shareholders
                       vote of 2/3 of   terminated, or                                                      would not have
                       shares in such   (3) Trustees by                                                     appraisal
                       Fund.            written notice                                                      rights in a
                                        to the                                                              reorganization.
                                        shareholders.                                                       Trustees would
                                                                                                            have the power,
                                                                                                            without a vote
                                                                                                            of the
                                                                                                            shareholders,
                                                                                                            to invest the
                                                                                                            property of the
                                                                                                            Trust or any
                                                                                                            Fund in one or
                                                                                                            more other
                                                                                                            investment
                                                                                                            companies.

    - Section 2.1 of the Declaration shall be amended to read as follows:

       The number of Trustees shall be such number as shall be fixed from time to time by a written instrument signed by a majority of the Trustees.

    - Section 2.4 of the Declaration shall be amended to add the following sentence at the end of the Section:


       In the event that less than the majority of Trustees holding office have been elected by the shareholders, to the extent required by the 1940 Act, but only to such extent, the Trustees then in office shall call a shareholders' meeting for the election of Trustees.


    - Section 6.8 of the Declaration shall be amended to add the following sentences at the end of the Section:


       As determined by the Trustees without the vote or consent of shareholders (except as required by the 1940 Act), on any matter submitted to a vote of shareholders, either (i) each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote or (ii) each dollar of net asset value (number of Shares owned times net asset value per share of such series or class, as applicable) shall be entitled to one vote on any matter on which such shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Unless the Trustees designate otherwise in accordance with the preceding sentence, each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.


    - The first sentence of the second paragraph of Section 6.9 of the Declaration shall be amended to read as follows:


       The Trustees, in their discretion, without a vote of shareholders, may classify or reclassify any unissued shares of a series or class, or any shares of any series or class previously issued and thereafter reacquired by the Trust, into shares of one or more other series or classes that may be established and designated from time to time.


    - A new Section 6.10 of the Declaration shall be added, reading as follows:


       QUORUM AND REQUIRED VOTE. One-third of the shares entitled to vote on a matter shall be a quorum for the transaction of business with respect to such matter at a shareholders' meeting. Shares that abstain or do not vote with respect to one or more proposals presented for shareholder approval at any shareholders' meeting and shares held in "street name" as to which the broker or nominee with respect thereto indicates on the proxy that it does not have discretionary authority to vote with respect to a particular proposal, will be counted for purposes of determining whether a quorum is present at a meeting, but will not be counted as shares voted with respect to any such proposal. A majority of the shares present at a meeting (regardless of whether they are authorized to vote on all the matters to be presented to the meeting) shall be sufficient to approve adjournments. Any adjourned session or sessions may be held within a reasonable time after the date set for the original meeting without the necessity of further notice. A Majority Shareholder Vote at a meeting of which a quorum is present shall decide any question, except
       (1) a plurality vote in the case of the election of Trustees, or
       (2) when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by this Declaration or the By-Laws, or when the Trustees shall in their discretion require a larger vote or the vote of a majority or larger fraction of the shares of one or more particular series or classes.

    - A new Section 6.11 of the Declaration shall be added, reading as follows:


       A shareholder may bring a derivative action on behalf of the Trust only if the following conditions are met:



       (a) The shareholder or shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of this Section 6.11(a), a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who have a personal financial interest in the transaction at issue;



       (b) Unless a demand is not required under paragraph (a) of this Section 6.11, Shareholders eligible to bring such derivative action who collectively hold at least 10% of the outstanding shares of the Trust, or who collectively hold at least 10% of the outstanding shares of the Series or Class to which such action relates, shall join in the request for the Trustees to commence such action; and



       (c) Unless a demand is not required under paragraph (a) of this Section 6.11, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.



       (d) For purposes of this Section 6.11, the Board of Trustees may designate a committee of one Trustee to consider a shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue.


    - Section 7.3 of the Declaration shall be amended in its entirety to read as follows:


       REDEMPTION AT THE OPTION OF THE TRUST. Each share of any series shall be subject to redemption at the option of the Trust: (i) at any time, if the Trustees determine in their sole discretion that such redemption is in the best interests of the holders of the shares of the Trust or of any series, or (ii) upon such other conditions with respect to maintenance of shareholder accounts of a minimum amount as may from time to time be determined by the Trustees. Upon such redemption the holders of the shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price for such shares.


    - The first sentence of Section 9.2(a) of the Declaration shall be amended in its entirety to read as follows:


       The Trust or any series may be terminated by (1) the affirmative vote of the holders of not less than two-thirds of the shares of each series of the Trust in case of a termination of the Trust or the affirmative vote of the holders of not less than two-thirds of the series being terminated in the case of a termination of a series, (2) if the termination is recommended by a majority of the Trustees, a Majority Shareholder Vote or a Majority Shareholder Vote of the series being terminated in the case of a termination of a series, or (3) by the Trustees by written notice to the shareholders of the Trust or the series being terminated.


    - Sections 9.3(a) and (b) of the Declaration shall be amended in their entirety to read as follows:


       (a) The provisions of this Declaration (whether or not related to the rights of shareholders) may be amended at any time, so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the Trustees (or by an officer of the Trust pursuant to the vote of a majority of the Trustees). Any amendment to this Declaration that adversely affects the rights of all shareholders may be adopted at any time by an instrument in writing signed by a majority of the Trustees (or by an officer of the Trust pursuant to a vote of a majority of the Trustees) when authorized to do so by the vote in accordance with SECTION 6.8 hereof of shareholders holding a majority of all the shares outstanding and entitled to vote, without regard to series, or if said amendment adversely affects the rights of the Shareholders of less than all of the series, or of less than all of the classes of any series having classes, by the vote of the holders of a majority of all the Shares entitled to vote of each series or class, as the case may be, so affected.



       (b) Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the shareholders, Trustees, officers, employees and agents of the Trust or a series or to permit assessments upon shareholders.


    - Section 9.4 of the Declaration shall be amended in its entirety to read as follows:


       The Trustees may sell, convey and transfer all or substantially all of the assets of the Trust, or the assets of any one or more series of the Trust, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or may transfer the assets of one series of the Trust to another series of the Trust, in exchange for cash, shares of the transferee or other securities, or to the extent permitted by law then in effect may merge or consolidate the Trust or any series with any other trust or any corporation, partnership, or association organized under the laws of any state of the United States, all upon such terms and conditions and for such consideration when and as authorized by (a) the affirmative vote of not less than two-thirds of the outstanding shares of each series of the Trust in the case of the reorganization of the Trust, or by the affirmative vote of not less than two-thirds of the outstanding shares of a particular series in the case of the reorganization of a particular series, provided, however, that if such merger, consolidation or sale is recommended by the Trustees, a Majority Shareholder Vote, or a vote of the majority of the outstanding shares in such series, shall be sufficient, or (b) a vote or written consent of a majority of the Trustees. Shareholders shall not have appraisal rights in connection with any such transaction. Following such transfer, the Trustees shall distribute the cash, shares or other securities or other consideration received in such transaction (giving due effect to the assets belonging to and indebtedness of, and any other differences among, the various series whose assets have so been transferred) among the shareholders of such series; and if all of the assets of the Trust have been so transferred, the Trust shall be terminated. Notwithstanding anything else herein, the Trustees may, without shareholder approval unless such approval is required by the 1940 Act, invest all or a portion of the Trust Property of any series, or dispose of all or a portion of the Trust Property of any series, and invest the proceeds of such disposition in interests issued by one or more other investment companies registered under the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of the Commonwealth of Massachusetts or any other state or jurisdiction) (or subtrust thereof) which is classified as a partnership for federal income tax purposes. Notwithstanding anything else herein, the Trustees may, without shareholder approval unless such approval is required by the 1940 Act, cause a series that is organized in the master/ feeder fund structure to withdraw or redeem its Trust Property from the master fund and cause such series to invest its Trust Property directly in securities and other financial instruments or in another master fund.


REQUIRED VOTE


    Approval of this proposal as to each Delaware Company requires an affirmative vote of a majority of each Company's voted shares. Approval of this proposal for Value requires the affirmative vote of two-thirds of the Fund's outstanding shares. Approval of this proposal as to each Maryland Company requires an affirmative vote of a majority of each such Company's outstanding voting securities entitled to vote thereon and in the case of PIP, Sector Funds and World, of the outstanding voting securities of each Fund thereof.



    EACH BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2.

                             ADDITIONAL INFORMATION

    The solicitation of proxies, the cost of which will be borne by the Funds, will be made primarily by mail but also may include telephone or oral communications by regular employees of Prudential Securities or PI, who will not receive any compensation therefore from the Funds, or by Georgeson Shareholder Communications Inc., a proxy solicitation firm retained by the Funds, who will be paid the approximate fees and expenses for soliciting services set forth below. Proxies may be recorded pursuant to (i) electronically transmitted instructions or (ii) telephone instructions obtained through procedures reasonably designed to verify that the instructions have been authorized. Soliciting fees and expenses payable to Georgeson Shareholder Communications Inc. by a particular Fund are a function of the number of shareholders in that Fund. All of the cost of the Meetings will be borne by the Funds.

                                                         ESTIMATED SOLICITATION
FUND                                                       FEES AND EXPENSES
----                                                     ----------------------
20/20..................................................        $  194,000
Equity.................................................        $  591,400
INDEX SERIES Stock Index...............................        $  393,300
Natural Resources......................................        $   32,000
SECTOR FUNDS Financial Services........................        $   60,000
SECTOR FUNDS Health Sciences...........................        $  109,200
SECTOR FUNDS Technology................................        $  138,600
SECTOR FUNDS Utility...................................        $  517,000
Small Company..........................................        $  185,450
TAX MANAGED Tax Equity.................................        $   41,200
Small Cap..............................................        $   29,200
Emerging Growth........................................        $  243,900
Value..................................................        $  267,600
PIP Active Balanced....................................        $  186,900
PIP Equity Opportunity.................................        $  271,000
PIP Growth.............................................        $1,369,100
Real Estate............................................        $   15,500
WORLD Global Growth....................................        $  188,800
WORLD International Value..............................        $  174,900
WORLD International Growth.............................        $   55,300

                             SHAREHOLDER PROPOSALS

    The Companies will not be required to hold annual meetings of shareholders if the election of Board Members is not required under the 1940 Act. It is the present intention of the Board of each Company not to hold annual meetings of shareholders unless such shareholder action is required.

    Any shareholder who wishes to submit a proposal to be considered at a Company's next meeting of shareholders should send the proposal to that Fund at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting or be brought before such meeting without being included in the proxy statement.

    Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Company's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

    Management knows of no business to be presented at the Meetings other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote according to their best judgment in the interest of each Fund, respectively.

 /s/ Maria G. Master                            /s/ Jonathan D. Shain

Maria G. Master                                Jonathan D. Shain
SECRETARY                                      SECRETARY
PRUDENTIAL 20/20 FOCUS FUND                    PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL EQUITY FUND, INC.                   PRUDENTIAL WORLD FUND, INC.
PRUDENTIAL INDEX SERIES FUND                   Prudential Global Growth Fund
Prudential Stock Index Fund                    Prudential International Value Fund
PRUDENTIAL NATURAL RESOURCES FUND, INC.        Prudential Jennison International Growth Fund
PRUDENTIAL SECTOR FUNDS, INC.
Prudential Financial Services Fund
Prudential Health Sciences Fund
Prudential Technology Fund
Prudential Utility Fund
PRUDENTIAL SMALL COMPANY FUND, INC.
PRUDENTIAL TAX-MANAGED FUNDS
Prudential Tax-Managed Equity Fund
PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.
PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.
PRUDENTIAL VALUE FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Prudential Active Balanced Fund
Prudential Jennison Equity Opportunity Fund
Prudential Jennison Growth Fund


June 6, 2003


   It is important that you execute and return ALL of your proxies promptly.

                      INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A    Five Percent Shareholder Report

Exhibit B    Board and Committee Information

Exhibit C    Officer Information

                                                                       EXHIBIT A

                        FIVE PERCENT SHAREHOLDER REPORT

    As of May 16, 2003, the beneficial owners, directly or indirectly, of more than 5% of any class of the outstanding shares of the Funds are listed below.


FUND NAME                                                REGISTRATION                SHARES/CLASS   PERCENT
---------                                   ---------------------------------------  ------------   --------

20/20.....................................  Prudential Retirement Services            1,236,045/A      7.07%
                                            Administrator For Plan S310237
                                            Cross Timber Oil Company
                                            P.O. Box 5310
                                            Scranton, PA 18505

                                            Prudential Retirement Services            1,785,913/Z     56.36%
                                            Nominee For Trustee PI W68700
                                            Prudential Securities Inc
                                            P.O. Box 5310
                                            Scranton, PA 18505

Equity....................................  Prudential Retirement Services            3,755,174/Z     31.93%
                                            Nominee For Trustee PI W68700
                                            Prudential Securities Inc.
                                            P.O. Box 5310
                                            Scranton, PA 18505

                                            Nationwide Insurance Co.                    706,079/Z      6.00%
                                            GPVA
                                            C/O IPO Portfolio Accounting
                                            P.O. Box 182029
                                            Columbus, OH 43218

                                            Stanton Trust Co. Cust For Stat           4,309,192/Z     36.64%
                                            Hawaii Deferred Compensation Plan
                                            3405 Annapolis Ln N Ste 100
                                            Plymouth, MN 55447

FUND NAME                                                REGISTRATION                SHARES/CLASS   PERCENT
---------                                   ---------------------------------------  ------------   --------
INDEX SERIES Stock Index..................  The Prudential Insurance Company            920,870/A     34.61%
                                            Derivatives Management Group
                                            Attn: Linda Bitondo
                                            2 Gateway Center 10th Floor
                                            Mailstop NJ-04-10-5A
                                            Newark, NJ 07102

                                            Mastershare Restricted Account           14,344,828/I     26.60%
                                            3860 Braganza Avenue
                                            Coconut Grove, FL 33133

                                            Prudential Retirement Services            8,962,806/I     16.62%
                                            Administrator For Plan S300065
                                            Prudential Trust
                                            P.O. Box 5310
                                            Scranton, PA 18505-5310

                                            Prudential Retirement Services            4,232,682/I      7.85%
                                            Administrator For Plan 6742
                                            Rite Aid Corp.
                                            30 Ed Preate Dr.
                                            Scranton, PA 18507

                                            Stanton Trust Co Cust                     3,595,860/I      6.67%
                                            For STAT
                                            Hawaii Deferred Compensation Plan
                                            3405 Annapolis Ln N Ste 100
                                            Plymouth, MN 55447

Natural Resources.........................  Prudential Retirement Services              141,362/Z     19.11%
                                            As Nominee for TTEE
                                            Cust006693
                                            BMG 401K Plan
                                            P.O. Box 5310
                                            Scranton, PA 18505

SECTOR FUNDS Financial Services...........  Prudential Retirement Services              256,994/Z     39.20%
                                            Nominee For Trustee PI W68700
                                            Prudential Securities Inc.
                                            P.O. Box 15040
                                            New Brunswick, NJ 08906

SECTOR FUNDS Health Sciences..............  Prudential Retirement Services              555,742/Z     38.48%
                                            Nominee For Trustee PI W68700
                                            Prudential Securities Inc.
                                            P.O. Box 5310
                                            Scranton, PA 18505

SECTOR FUNDS Technology...................                    --                          --           --

SECTOR FUNDS Utility......................  Prudential Retirement Services            2,736,598/Z     49.22%
                                            Nominee For Trustee PI W68700
                                            Prudential Securities Incorp
                                            P.O. Box 5310
                                            Scranton, PA 18505

                                            Prudential Retirement Services              321,848/Z      5.79%
                                            Administrator For Plan 4845
                                            Diesel Technology Company 401K
                                            P.O. Box 5310
                                            Scranton, PA 18505

FUND NAME                                                REGISTRATION                SHARES/CLASS   PERCENT
---------                                   ---------------------------------------  ------------   --------
Small Company.............................  Prudential Retirement Services            2,320,636/Z     41.71%
                                            Nominee For Trustee PL W68700
                                            Prudential Securities Incorp
                                            P.O. Box 5310
                                            Scranton, PA 18505

                                            Prudential Retirement Services              548,112/Z      9.85%
                                            As Nominee for TTEE Cust046693
                                            Random House Incentive Plan
                                            P.O. Box 5310
                                            Scranton, PA 18505-5310

                                            Prudential Retirement Services              355,352/Z      6.39%
                                            Administrator For Plan 300088
                                            ELDEC/Interpoint
                                            30 Ed Preste Dr.
                                            Scranton, PA 18507

TAX MANAGED Tax Equity....................  Mr. Mark A Davis                            476,232/A      8.12%
                                            Investment Account
                                            4305 Churchill Downs Dr.
                                            Austin, TX 78746

                                            National Healthcare Services                360,993/A      6.16%
                                            Attn: Peter Dowerah
                                            330 Golden Shore St Ste 400
                                            Long Beach, CA 90802

                                            Mr. Anthony A Cianciolo                      52,847/Z      6.35%
                                            TTEE Anthony Cianciolo Rev Lv Trust
                                            UA DTD 01/31/00
                                            8471 Waterside Dr.
                                            Sagamore Hls, OH 44067

                                            Mr. Anthony A Cianciolo                      43,239/Z      5.19%
                                            TTEE Joan Cianciolo Rev Lv Trust
                                            UA DTD 01/31/00
                                            8471 Waterside Dr.
                                            Sagamore Hls, OH 44067

Small Cap.................................  Eric M Romm                                   9,814/Z      5.73%
                                            C/O Prudential Securities
                                            60 Walnut St
                                            Wellesley, MA 02481

                                            Prudential Retirement Services               11,850/Z      6.92%
                                            As Nominee For TTEE Plan # 004245
                                            Argonne National Laboratory
                                            P.O. Box 5310
                                            Scranton, PA 18505

FUND NAME                                                REGISTRATION                SHARES/CLASS   PERCENT
---------                                   ---------------------------------------  ------------   --------
Emerging Growth...........................  AAAA Retirement                             835,989/A      5.91%
                                            Fund For Member
                                            201 Mccullough Drive
                                            Suite 100
                                            Charlotte, NC 28262

                                            Prudential Retirement Services              533,831/Z      7.80%
                                            Nominee For Trustee Plan W68700
                                            Prudential Securities Inc.
                                            P.O. Box 5310
                                            Scranton, PA 18505

                                            Prudential Retirement Services            2,636,316/Z     38.52%
                                            As Nominee for TTEE Cust 300065
                                            Prudential Trust
                                            P.O. Box 5310
                                            Scranton, PA 18505

Value.....................................  Fidelity Investments Institution            168,259/Z      6.97%
                                            Operations Company, Inc.
                                            (FIIO As Agent For Certain Employee)
                                            100 Magellan Way KW1C
                                            Covington, KY 41015

                                            Prudential Retirement Services              913,146/Z     37.80%
                                            Nominee For Trustee PL W68700
                                            Prudential Securities Incorp
                                            P.O. Box 5310
                                            Scranton PA 18505

                                            Prudential Retirement Services              144,113/Z      5.97%
                                            Administrator For Plan S300047
                                            Pinnacle Health System
                                            P.O. Box 9999
                                            Scranton, PA 18507

                                            Prudential Retirement Services              253,460/Z     10.49%
                                            Nominee For Trustee PL 5703
                                            Global Imaging Systems Inc 401K
                                            P.O. Box 5310
                                            Scranton, PA 18505

                                            Prudential Retirement Services              202,524/Z      8.38%
                                            Nominee For Trustee Pl 300127
                                            Health First Phys. Of Ark.
                                            30 Ed Preate Dr.
                                            Scranton, PA 18507

PIP Active Balanced.......................  Fidelity Investments                      1,026,647/Z      6.15%
                                            Instituti Operations Company Inc
                                            (FIIO As Agent for Certain Employee)
                                            100 Magellan Way KW1C
                                            Covington, KY 41015

                                            Prudential Retirement Services            4,799,117/Z     28.74%
                                            As Nominee for TTE Cust300065
                                            P.O. Box 5310
                                            Scranton, PA 18505

FUND NAME                                                REGISTRATION                SHARES/CLASS   PERCENT
---------                                   ---------------------------------------  ------------   --------
PIP Equity Opportunity....................  Prudential Retirement Services            1,776,211/Z     10.06%
                                            Administrator for Plan S005999
                                            MTA 457 Plan
                                            P.O. Box 9999
                                            Scranton, PA 18507

                                            Prudential Retirement Services              915,023/Z      5.18%
                                            Nominee For Trustee PL W68700
                                            Prudential Securities Incorp
                                            P.O. Box 5310
                                            Scranton, PA 18505

                                            Prudential Retirement Services            4,116,106/Z     23.31%
                                            As Nominee for TTEE Cust300065
                                            P.O. Box 5310
                                            Scranton, PA 18505

PIP Growth................................  Prudential Retirement Services            5,801,192/Z      5.21%
                                            Nominee For Trustee
                                            PL W68700
                                            P.O. Box 5310
                                            Scranton, PA 18505

                                            Prudential Retirement Services           23,811,098/Z     21.39%
                                            Nominee For Trustee S300065
                                            Prudential Trust
                                            P.O. Box 5310
                                            Scranton, PA 18505-5310

                                            Prudential Retirement Services            9,272,526/Z      8.33%
                                            As Nominee for TTEE Cust 6742
                                            Rite Aid Corp
                                            30 Ed Preate Dr.
                                            Scranton, PA 18507

                                            Boston Safe Deposit & Trust              12,210,703/Z     10.98%
                                            As Trustee K-Mart 401 (K) PRT S
                                            Core Account
                                            135 Santilli Hwy
                                            Everett, MA 02149

Real Estate...............................  Prudential Retirement Services               14,205/Z       7.6%
                                            As Nominee For TTEE Pl# 004245
                                            Argonne National Laboratory
                                            PO Box 5310
                                            Scranton PA 18505

                                            Mr Michael T Moe                             10,644/Z       5.7%
                                            1245 La Cumbre Rd
                                            Hillsborough CA 94010-6647

FUND NAME                                                REGISTRATION                SHARES/CLASS   PERCENT
---------                                   ---------------------------------------  ------------   --------
WORLD Global Growth.......................  ING Reliastar                                97,243/C       8.0%
                                            Attn: Jill Barth
                                            Conveyor TN41
                                            151 Farmington Ave
                                            Hartford CT 06156

                                            Prudential Retirement Services            1,483,341/Z      48.9%
                                            Nominee For Trustee Plan W68700
                                            Prudential Securities Inc.
                                            PO Box 15040
                                            New Brunswick NJ 08906

                                            Prudential Retirement Services              488,951/Z      16.1%
                                            Administrator For Plan 300334
                                            Intergrated Defense Technologic
                                            PO Box 5310
                                            Scranton PA 18505

                                            Prudential Retirement Services              360,748/Z      11.9%
                                            Nominee For Trustee Plan 5703
                                            Global Imaging Systems Inc. 401K
                                            PO Box 15040
                                            New Brunswick NJ 08906

WORLD International Value.................  Prudential Retirement Services            7,027,056/Z      36.1%
                                            Administrator For Plan S300065
                                            Prudential Trust
                                            PO Box 5310
                                            Scranton PA 18505

                                            Prudential Retirement Services            2,469,529/Z      12.7%
                                            Administrator For Plan 6742
                                            Rite Aid Corp.
                                            30 Ed Preate Dr
                                            Scranton PA 18507

WORLD International Growth................  Blair A Boyer                               319,135/A       6.8%
                                            Elizabeth J Boyer JT TEN
                                            76 Susan Dr
                                            Chatham NJ 07928

                                                                       EXHIBIT B

                       BOARD AND COMMITTEE INFORMATION(1)

                                                    INDEX      NATURAL     SECTOR       SMALL        TAX       SMALL     EMERGING
ANNUAL FEE(2)                 20/20      EQUITY     SERIES    RESOURCES     FUNDS      COMPANY     MANAGED      CAP       GROWTH
-------------                --------   --------   --------   ---------   ---------   ---------   ---------   --------   ---------
Fee for Attendance at Board
  Meetings(2)..............    N/A        N/A        N/A         N/A         N/A         N/A         N/A        N/A         N/A
Fee for Attendance at
  Committee Meetings(2)....    N/A        N/A        N/A         N/A         N/A         N/A         N/A        N/A         N/A
Number of Board Meetings
  during the Last Fiscal
  Year.....................      4          4          4           4           4           4           4          4           4
Number of Audit Committee
  Meetings during the Last
  Fiscal Year*.............      4          4          4           4           4           4           4          4           4
Number of Nominating
  Committee Meetings during
  the Last Fiscal Year*....     --         --         --          --          --          --          --         --          --
Size of Current Board......     13         13         13          13          13          13          13         13          13

                                                     REAL
ANNUAL FEE(2)                 VALUE       PIP       ESTATE     WORLD
-------------                --------   --------   --------   --------
Fee for Attendance at Board
  Meetings(2)..............    N/A        N/A        N/A        N/A
Fee for Attendance at
  Committee Meetings(2)....    N/A        N/A        N/A        N/A
Number of Board Meetings
  during the Last Fiscal
  Year.....................      4          4          4          4
Number of Audit Committee
  Meetings during the Last
  Fiscal Year*.............      4          4          4          4
Number of Nominating
  Committee Meetings during
  the Last Fiscal Year*....     --         --         --         --
Size of Current Board......     13         13          9          9

* Only the Independent Directors/Trustees serve on a Company's Audit and Nominating Committees.

(1) No fund within the Fund Complex has a bonus, pension, profit sharing or retirement plan.


(2) While Board and Committee members do not receive attendance fees, they do receive compensation for Board and certain Committee membership. See page 14-16 of this proxy statement. No incumbent Director/Trustee attended fewer than 75% of the total number of Board and Committee meetings during the last fiscal year of each Company.

                                                                    EXHIBIT C(i)

                              OFFICER INFORMATION


NAME, AGE, PRINCIPAL                                            OFFICER SINCE
BUSINESS OCCUPATION FOR THE                       -----------------------------------------
PAST FIVE YEARS                        OFFICE     20F*  EQF*  PISF* NRF*  PSF*  SCF*  TXM*
---------------------------         ------------- ----- ----- ----- ----- ----- ----- -----
Judy A. Rice (55)                   President     2000  2000  2000  2000  2000  2000  2000
President, Chief Executive
Officer, Chief Operating Officer
and Officer-In-Charge (since 2003)
of PI; Director,
Officer-in-Charge, President,
Chief Executive Officer and Chief
Operating Officer (since May 2003)
of American Skandia Advisory
Services, Inc.; Director,
Officer-in-Charge, President,
Chief Executive Officer and Chief
Operating Officer (since May 2003)
of American Skandia Investment
Services, Inc.; Director,
Officer-in-Charge, President,
Chief Executive Officer (since May
2003) of American Skandia Fund
Services, Inc.; formerly various
positions to Senior Vice President
(1992-1999) of PSI; and various
positions to Managing Director
(1975-1992) of Salomon Smith
Barney; Member of Board of
Governors of the Money Management
Institute.

Robert F. Gunia (56)                Vice          1997  1987  1992  1987  1987  1987  1998
Executive Vice President and Chief  President
Administrative Officer (since June
1999) of PI; Executive Vice
President and Treasurer (since
January 1996) of PI; President
(since April 1999) of PIMS;
Corporate Vice President (since
September 1997) of The Prudential
Insurance Company of America;
Director, Executive Vice President
and Chief Administrative Officer
(since May 2003) of American
Skandia Investment Services, Inc;
Director, Executive Vice President
and Chief Administrative Officer
(since May 2003) of American
Skandia Advisory Services, Inc.;
Director and Executive Vice
President (since May 2003) of
American Skandia Fund Services,
Inc.; formerly Senior Vice
President (March 1987-May 1999) of
Prudential Securities Incorporated
(Prudential Securities); formerly
Chief Administrative Officer (July
1989-September 1996), Director
(January 1989-September 1996), and
Executive Vice President,
Treasurer and Chief Financial
Officer (June 1987-December 1996)
of Prudential Mutual Fund
Management, Inc. (PMF); Vice
President and Director (since May
1989) and Treasurer (since 1999)
of The Asia Pacific Fund, Inc.

Grace C. Torres (43)                Treasurer &   1997  1998  1997  1997  1998  1998  1998
Senior Vice President (since        Principal
January 2000) of PI; formerly       Financial and
First Vice President (December      Accounting
1996-January 2000) of PI and First  Officer
Vice President (March 1993-1999)
of PSI.

Maria G. Master (32)                Secretary     2002  2002  2002  2002  2002  2002  2002
Vice President and Assistant
Secretary (since May 2003) of
American Skandia Investment
Services, Inc.; Vice President and
Corporate Counsel (since August
2001) of Prudential; formerly
Financial/ Economic Analyst with
the Federal Reserve Bank of New
York (April 1999-July 2001),
Associate Attorney of Swidler
Berlin Shereff Friedman LLP (March
1997-April 1999) and Associate
Attorney of Riker, Danzig,
Scherer, Hyland & Perretti LLP
(August 1995-March 1997).

NAME, AGE, PRINCIPAL                                            OFFICER SINCE
BUSINESS OCCUPATION FOR THE                       -----------------------------------------
PAST FIVE YEARS                        OFFICE     20F*  EQF*  PISF* NRF*  PSF*  SCF*  TXM*
---------------------------         ------------- ----- ----- ----- ----- ----- ----- -----
Jonathan D. Shain (44)              Secretary      N/A   N/A   N/A   N/A   N/A   N/A   N/A
Vice President and Assistant
Secretary (since May 2003) of
American Skandia Investment
Services, Inc.; Vice President and
Assistant Secretary (since May
2003) of American Skandia Fund
Services, Inc.; Vice President and
Corporate Counsel (since August
1998) of Prudential; formerly
Attorney with Fleet Bank, N.A.
(January 1997-July 1998) and
Associate Counsel (August
1994-January 1997) of New York
Life Insurance Company.

Marguerite E.H. Morrison (47)       Assistant     2002  2002  2002  2002  2002  2002  2002
Vice President and Chief Legal      Secretary
Officer-Mutual Funds and Unit
Investment Trusts (since August
2000) of Prudential; Senior Vice
President and Secretary (since
April 2003) of PI; Senior Vice
President and Secretary (since May
2003) of American Skandia
Investment Services, Inc.; Senior
Vice President and Secretary
(since May 2003) of American
Skandia Advisory Services, Inc.;
Senior Vice President and
Secretary (since May 2003) of
American Skandia Fund Services,
Inc.; Vice President and Assistant
Secretary of PIMS (since October
2001), previously Senior Vice
President and Assistant Secretary
(February 2001-April 2003) of PI,
Vice President and Associate
General Counsel (December
1996-February 2001) of PI and Vice
President and Associate General
Counsel (September 1987-September
1996) of PSI.

Maryanne Ryan (38)                  Anti-Money    2002  2002  2002  2002  2002  2002  2002
Vice President, Prudential (since   Laundering
November 1998), First Vice          Compliance
President of PSI (March 1997-May    Officer
1998).


----------------------------------
* 20F=20/20; EQF=Equity; PSIF=Index Series; NRF=Natural Resources; PSF=Sector Funds; SCF=Small Company; TXM=Tax Managed

                                                                   EXHIBIT C(ii)


NAME, AGE, PRINCIPAL                                         OFFICER SINCE
BUSINESS OCCUPATION FOR THE                       ------------------------------------
PAST FIVE YEARS                        OFFICE     SCQ** EMF** PVF** PIP** RESF** WLD**
---------------------------         ------------- ----- ----- ----- ----- ------ -----
Judy A. Rice (55)                   President     2000  2000  2000  2000   2000  2000
President, Chief Executive
Officer, Chief Operating Officer
and Officer-In-Charge (since 2003)
of PI; Director,
Officer-in-Charge, President,
Chief Executive Officer and Chief
Operating Officer (since May 2003)
of American Skandia Advisory
Services, Inc.; Director,
Officer-in-Charge, President,
Chief Executive Officer and Chief
Operating Officer (since May 2003)
of American Skandia Investment
Services, Inc.; Director,
Officer-in-Charge, President,
Chief Executive Officer (since May
2003) of American Skandia Fund
Services, Inc.; formerly various
positions to Senior Vice President
(1992-1999) of PSI; and various
positions to Managing Director
(1975-1992) of Salomon Smith
Barney; Member of Board of
Governors of the Money Management
Institute.

Robert F. Gunia (56)                Vice          1998  1996  1987  1995   1997  1996
Executive Vice President and Chief  President
Administrative Officer (since June
1999) of PI; Executive Vice
President and Treasurer (since
January 1996) of PI; President
(since April 1999) of PIMS;
Corporate Vice President (since
September 1997) of The Prudential
Insurance Company of America;
Director, Executive Vice President
and Chief Administrative Officer
(since May 2003) of American
Skandia Investment Services, Inc;
Director, Executive Vice President
and Chief Administrative Officer
(since May 2003) of American
Skandia Advisory Services, Inc.;
Director and Executive Vice
President (since May 2003) of
American Skandia Fund Services,
Inc.; formerly Senior Vice
President (March 1987-May 1999) of
Prudential Securities Incorporated
(Prudential Securities); formerly
Chief Administrative Officer (July
1989-September 1996), Director
(January 1989-September 1996), and
Executive Vice President,
Treasurer and Chief Financial
Officer (June 1987-December 1996)
of Prudential Mutual Fund
Management, Inc. (PMF); Vice
President and Director (since May
1989) and Treasurer (since 1999)
of The Asia Pacific Fund, Inc.

Grace C. Torres (43)                Treasurer &   1997  1996  1997  1998   1997  1995
Senior Vice President (since        Principal
January 2000) of PI; formerly       Financial and
First Vice President (December      Accounting
1996-January 2000) of PI and First  Officer
Vice President (March 1993-1999)
of Prudential Securities.

Maria G. Master (32)                Secretary     2002  2002  2002  2002    N/A   N/A
Vice President and Assistant
Secretary (since May 2003) of
American Skandia Investment
Services, Inc.; Vice President and
Corporate Counsel (since August
2001) of Prudential; formerly
Financial/ Economic Analyst with
the Federal Reserve Bank of New
York (April 1999-July 2001),
Associate Attorney of Swidler
Berlin Shereff Friedman LLP (March
1997-April 1999) and Associate
Attorney of Riker, Danzig,
Scherer, Hyland & Perretti LLP
(August 1995-March 1997).

NAME, AGE, PRINCIPAL                                         OFFICER SINCE
BUSINESS OCCUPATION FOR THE                       ------------------------------------
PAST FIVE YEARS                        OFFICE     SCQ** EMF** PVF** PIP** RESF** WLD**
---------------------------         ------------- ----- ----- ----- ----- ------ -----
Jonathan D. Shain (44)              Secretary      N/A   N/A   N/A   N/A   2001  2001
Vice President and Assistant
Secretary (since May 2003) of
American Skandia Investment
Services, Inc.; Vice President and
Assistant Secretary (since May
2003) of American Skandia Fund
Services, Inc.; Vice President and
Corporate Counsel (since August
1998) of Prudential; formerly
Attorney with Fleet Bank, N.A.
(January 1997-July 1998) and
Associate Counsel (August
1994-January 1997) of New York
Life Insurance Company.

Marguerite E.H. Morrison (47)       Assistant     2002  2002  2002  2002   2002  2002
Vice President and Chief Legal      Secretary
Officer-Mutual Funds and Unit
Investment Trusts (since August
2000) of Prudential; Senior Vice
President and Secretary (since
April 2003) of PI; Senior Vice
President and Secretary (since May
2003) of American Skandia
Investment Services, Inc.; Senior
Vice President and Secretary
(since May 2003) of American
Skandia Advisory Services, Inc.;
Senior Vice President and
Secretary (since May 2003) of
American Skandia Fund Services,
Inc.; Vice President and Assistant
Secretary of PIMS (since October
2001), previously Senior Vice
President and Assistant Secretary
(February 2001-April 2003) of PI,
Vice President and Associate
General Counsel (December
1996-February 2001) of PI and Vice
President and Associate General
Counsel (September 1987-September
1996) of PSI.

Maryanne Ryan (38)                  Anti-Money    2002  2002  2002  2002   2002  2002
Vice President, Prudential (since   Laundering
November 1998), First Vice          Compliance
President of PSI (March 1997-May    Officer
1998).


----------------------------------
**  SCQ=Small Cap; EMF=Emerging Growth; PVF=Value; RESF=Real Estate; WLD=World

--------------------------------------------------------------------------------

                            PRUDENTIAL 20/20 FOCUS FUND

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                             NEWARK, NEW JERSEY 07102


                                     PROXY

                    SPECIAL MEETING OF SHAREHOLDERS (MEETING)
                           JULY 17, 2003, 9:30 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Grace C. Torres, Marguerite E.H. Morrison and Maria G. Master as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of beneficial interest of the Fund held of record by the undersigned on May 16, 2003 at the Meeting to be held on July 17, 2003 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSAL 2 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED JUNE 6, 2003 FOR DISCUSSION OF THE PROPOSAL.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

PRUDENTIAL INVESTMENTS LLC
GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NJ 07102-4077


TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                           PRIN07             KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRUDENTIAL 20/20 FOCUS FUND

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL OF THE NOMINEES
AND FOR PROPOSAL 2.

     VOTE ON TRUSTEES

     1)   To elect ten Trustees.
          Nominees: 01) David E. A. Carson, 02)
          Robert E. La Blanc, 03) Douglas H.
          McCorkindale, 04) Stephen P. Munn, 05)
          Richard A. Redeker, 06) Robin B. Smith,
          07) Stephen Stoneburn, 08) Clay T.
          Whitehead, 09) Judy A. Rice, 10) Robert
          F. Gunia

  FOR   WITHHOLD  FOR ALL     TO WITHHOLD AUTHORITY TO VOTE, MARK "FOR ALL
  ALL     ALL      EXCEPT     EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE
                              LINE BELOW.
  / /     / /       / /
                              ______________________________________________


                                                     FOR    AGAINST  ABSTAIN
     VOTE ON PROPOSAL

     2)   To Approve Amendments to the Fund's        / /     / /       / /
          Declaration of Trust.


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Please be sure to sign and date this Proxy.

_________________________________  __________
SIGNATURE (PLEASE SIGN WITHIN BOX)  DATE


_________________________________  __________
SIGNATURE (JOINT OWNERS)           DATE

--------------------------------------------------------------------------------

                            PRUDENTIAL EQUITY FUND, INC.

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                             NEWARK, NEW JERSEY 07102

                                     PROXY

                       SPECIAL MEETING OF SHAREHOLDERS (MEETING)
                           JULY 17, 2003, 9:30 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Grace C. Torres, Marguerite E.H. Morrison and Maria G. Master as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of the Fund held of record by the undersigned on May 16, 2003 at the Meeting to be held on July 17, 2003 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSAL 2 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED JUNE 6, 2003 FOR DISCUSSION OF THE PROPOSAL.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

PRUDENTIAL INVESTMENTS LLC
GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NJ 07102-4077


TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                           PRIN01             KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRUDENTIAL EQUITY FUND, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES
AND FOR PROPOSAL 2.

     VOTE ON DIRECTORS

     1)   To elect ten Directors.
          Nominees: 01) David E. A. Carson, 02)
          Robert E. La Blanc, 03) Douglas H.
          McCorkindale, 04) Stephen P. Munn, 05)
          Richard A. Redeker, 06) Robin B. Smith,
          07) Stephen Stoneburn, 08) Clay T.
          Whitehead, 09) Judy A. Rice, 10) Robert
          F. Gunia

  FOR   WITHHOLD  FOR ALL     TO WITHHOLD AUTHORITY TO VOTE, MARK "FOR ALL
  ALL     ALL      EXCEPT     EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE
                              LINE BELOW.
  / /     / /       / /
                              ______________________________________________


                                                     FOR    AGAINST  ABSTAIN
     VOTE ON PROPOSAL

     2)   To Approve Amendments to the Fund's        / /     / /       / /
          Articles of Incorporation.


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Please be sure to sign and date this Proxy.

_________________________________  __________
SIGNATURE (PLEASE SIGN WITHIN BOX)  DATE


_________________________________  __________
SIGNATURE (JOINT OWNERS)           DATE

--------------------------------------------------------------------------------

                         PRUDENTIAL INDEX SERIES FUND

                          PRUDENTIAL STOCK INDEX FUND

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                             NEWARK, NEW JERSEY 07102

                                     PROXY

                     SPECIAL MEETING OF SHAREHOLDERS (MEETING)
                           JULY 17, 2003, 9:30 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Grace C. Torres, Marguerite E.H. Morrison and Maria G. Master as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of beneficial interest of the Fund held of record by the undersigned on May 16, 2003 at the Meeting to be held on July 17, 2003 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSAL 2 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED JUNE 6, 2003 FOR DISCUSSION OF THE PROPOSAL.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

PRUDENTIAL INVESTMENTS LLC
GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NJ 07102-4077


TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                           PRIN07             KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRUDENTIAL INDEX SERIES FUND

PRUDENTIAL STOCK INDEX FUND

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL OF THE NOMINEES
AND FOR PROPOSAL 2.

     VOTE ON TRUSTEES

     1)   To elect ten Trustees.
          Nominees: 01) David E. A. Carson, 02)
          Robert E. La Blanc, 03) Douglas H.
          McCorkindale, 04) Stephen P. Munn, 05)
          Richard A. Redeker, 06) Robin B. Smith,
          07) Stephen Stoneburn, 08) Clay T.
          Whitehead, 09) Judy A. Rice, 10) Robert
          F. Gunia

  FOR   WITHHOLD  FOR ALL     TO WITHHOLD AUTHORITY TO VOTE, MARK "FOR ALL
  ALL     ALL      EXCEPT     EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE
                              LINE BELOW.
  / /     / /       / /
                              ______________________________________________


                                                     FOR    AGAINST  ABSTAIN
     VOTE ON PROPOSAL

     2)   To Approve Amendments to the Fund's        / /     / /       / /
          Declaration of Trust.


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Please be sure to sign and date this Proxy.

_________________________________  __________
SIGNATURE (PLEASE SIGN WITHIN BOX)  DATE


_________________________________  __________
SIGNATURE (JOINT OWNERS)           DATE

--------------------------------------------------------------------------------

                      PRUDENTIAL NATURAL RESOURCES FUND, INC.

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                             NEWARK, NEW JERSEY 07102

                                     PROXY

                   SPECIAL MEETING OF SHAREHOLDERS (MEETING)
                           JULY 17, 2003, 9:30 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Grace C. Torres, Marguerite E.H. Morrison and Maria G. Master as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of the Fund held of record by the undersigned on May 16, 2003 at the Meeting to be held on July 17, 2003 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSAL 2 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED JUNE 6, 2003 FOR DISCUSSION OF THE PROPOSAL.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

PRUDENTIAL INVESTMENTS LLC
GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NJ 07102-4077


TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                           PRIN01             KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRUDENTIAL NATURAL RESOURCES FUND, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES
AND FOR PROPOSAL 2.

     VOTE ON DIRECTORS

     1)   To elect ten Directors.
          Nominees: 01) David E. A. Carson, 02)
          Robert E. La Blanc, 03) Douglas H.
          McCorkindale, 04) Stephen P. Munn, 05)
          Richard A. Redeker, 06) Robin B. Smith,
          07) Stephen Stoneburn, 08) Clay T.
          Whitehead, 09) Judy A. Rice, 10) Robert
          F. Gunia

  FOR   WITHHOLD  FOR ALL     TO WITHHOLD AUTHORITY TO VOTE, MARK "FOR ALL
  ALL     ALL      EXCEPT     EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE
                              LINE BELOW.
  / /     / /       / /
                              ______________________________________________


                                                     FOR    AGAINST  ABSTAIN
     VOTE ON PROPOSAL

     2)   To Approve Amendments to the Fund's        / /     / /       / /
          Articles of Incorporation.


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Please be sure to sign and date this Proxy.

_________________________________  __________
SIGNATURE (PLEASE SIGN WITHIN BOX)  DATE


_________________________________  __________
SIGNATURE (JOINT OWNERS)           DATE

--------------------------------------------------------------------------------

                           PRUDENTIAL SECTOR FUNDS, INC.

                         PRUDENTIAL FINANCIAL SERVICES FUND

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                             NEWARK, NEW JERSEY 07102

                                     PROXY

                    SPECIAL MEETING OF SHAREHOLDERS (MEETING)
                           JULY 17, 2003, 9:30 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Grace C. Torres, Marguerite E.H. Morrison and Maria G. Master as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of the Fund held of record by the undersigned on May 16, 2003 at the Meeting to be held on July 17, 2003 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSAL 2 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED JUNE 6, 2003 FOR DISCUSSION OF THE PROPOSAL.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

PRUDENTIAL INVESTMENTS LLC
GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NJ 07102-4077


TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                           PRIN01             KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRUDENTIAL SECTOR FUNDS, INC.

PRUDENTIAL FINANCIAL SERVICES FUND

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES
AND FOR PROPOSAL 2.

     VOTE ON DIRECTORS

     1)   To elect ten Directors.
          Nominees: 01) David E. A. Carson, 02)
          Robert E. La Blanc, 03) Douglas H.
          McCorkindale, 04) Stephen P. Munn, 05)
          Richard A. Redeker, 06) Robin B. Smith,
          07) Stephen Stoneburn, 08) Clay T.
          Whitehead, 09) Judy A. Rice, 10) Robert
          F. Gunia

  FOR   WITHHOLD  FOR ALL     TO WITHHOLD AUTHORITY TO VOTE, MARK "FOR ALL
  ALL     ALL      EXCEPT     EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE
                              LINE BELOW.
  / /     / /       / /
                              ______________________________________________


                                                     FOR    AGAINST  ABSTAIN
     VOTE ON PROPOSAL

     2)   To Approve Amendments to the Fund's        / /     / /       / /
          Articles of Incorporation.


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this Proxy.

_________________________________  __________
SIGNATURE (PLEASE SIGN WITHIN BOX)  DATE


_________________________________  __________
SIGNATURE (JOINT OWNERS)           DATE

--------------------------------------------------------------------------------

                           PRUDENTIAL SECTOR FUNDS, INC.

                          PRUDENTIAL HEALTH SCIENCES FUND

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                             NEWARK, NEW JERSEY 07102

                                     PROXY

                       SPECIAL MEETING OF SHAREHOLDERS (MEETING)
                           JULY 17, 2003, 9:30 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Grace C. Torres, Marguerite E.H. Morrison and Maria G. Master as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of the Fund held of record by the undersigned on May 16, 2003 at the Meeting to be held on July 17, 2003 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSAL 2 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED JUNE 6, 2003 FOR DISCUSSION OF THE PROPOSAL.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

PRUDENTIAL INVESTMENTS LLC
GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NJ 07102-4077


TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                           PRIN01             KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


PRUDENTIAL SECTOR FUNDS, INC.

PRUDENTIAL HEALTH SCIENCES FUND

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES
AND FOR PROPOSAL 2.

     VOTE ON DIRECTORS

     1)   To elect ten Directors.
          Nominees: 01) David E. A. Carson, 02)
          Robert E. La Blanc, 03) Douglas H.
          McCorkindale, 04) Stephen P. Munn, 05)
          Richard A. Redeker, 06) Robin B. Smith,
          07) Stephen Stoneburn, 08) Clay T.
          Whitehead, 09) Judy A. Rice, 10) Robert
          F. Gunia

  FOR   WITHHOLD  FOR ALL     TO WITHHOLD AUTHORITY TO VOTE, MARK "FOR ALL
  ALL     ALL      EXCEPT     EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE
                              LINE BELOW.
  / /     / /       / /
                              ______________________________________________


                                                     FOR    AGAINST  ABSTAIN
     VOTE ON PROPOSAL

     2)   To Approve Amendments to the Fund's        / /     / /       / /
          Articles of Incorporation.


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Please be sure to sign and date this Proxy.

_________________________________  __________
SIGNATURE (PLEASE SIGN WITHIN BOX)  DATE


_________________________________  __________
SIGNATURE (JOINT OWNERS)           DATE

--------------------------------------------------------------------------------

                          PRUDENTIAL SECTOR FUNDS, INC.
                           Prudential Technology Fund

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102


                                     PROXY

                    SPECIAL MEETING OF SHAREHOLDERS (MEETING)
                           JULY 17, 2003, 9:30 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Grace C. Torres, Marguerite E.H. Morrison and Maria G. Master as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of the Fund held of record by the undersigned on May 16, 2003 at the Meeting to be held on July 17, 2003 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSAL 2 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED JUNE 6, 2003 FOR DISCUSSION OF THE PROPOSAL.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

PRUDENTIAL INVESTMENTS LLC
GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NJ 07102-4077


TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                              PRIN01          KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRUDENTIAL SECTOR FUNDS, INC.
Prudential Technology Fund

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES
AND FOR PROPOSAL 2.

     VOTE ON DIRECTORS

     1)   To elect ten Directors.
          Nominees: 01) David E. A. Carson, 02)
          Robert E. La Blanc, 03) Douglas H.
          McCorkindale, 04) Stephen P. Munn, 05)
          Richard A. Redeker, 06) Robin B. Smith,
          07) Stephen Stoneburn, 08) Clay T.
          Whitehead, 09) Judy A. Rice, 10) Robert
          F. Gunia

  FOR   WITHHOLD  FOR ALL     TO WITHHOLD AUTHORITY TO VOTE, MARK "FOR ALL
  ALL     ALL      EXCEPT     EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE
                              LINE BELOW.
  / /     / /       / /
                              ______________________________________________


                                                     FOR    AGAINST  ABSTAIN
     VOTE ON PROPOSAL

     2)   To Approve Amendments to the Fund's        / /     / /       / /
          Articles of Incorporation.


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Please be sure to sign and date this Proxy.

_________________________________  __________
SIGNATURE (PLEASE SIGN WITHIN BOX)  DATE


_________________________________  __________
SIGNATURE (JOINT OWNERS)           DATE

--------------------------------------------------------------------------------

                          PRUDENTIAL SECTOR FUNDS, INC.
                            Prudential Utility Fund

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102


                                     PROXY

                    SPECIAL MEETING OF SHAREHOLDERS (MEETING)
                           JULY 17, 2003, 9:30 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Grace C. Torres, Marguerite E.H. Morrison and Maria
G. Master as Proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of the Fund held of record by the undersigned on May 16, 2003 at the Meeting to be held on July 17, 2003 or any adjournment thereof.

THE SHARES REPRESENTED BY THE PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSAL 2 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED JUNE 6, 2003 FOR DISCUSSION OF THE PROPOSAL.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

PRUDENTIAL INVESTMENTS LLC
GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NJ 07102-4077


TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                              PRIN01          KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRUDENTIAL SECTOR FUNDS, INC.
Prudential Utility Fund

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES
AND FOR PROPOSAL 2.

     VOTE ON DIRECTORS

     1)   To elect ten Directors.
          Nominees: 01) David E. A. Carson, 02)
          Robert E. La Blanc, 03) Douglas H.
          McCorkindale, 04) Stephen P. Munn, 05)
          Richard A. Redeker, 06) Robin B. Smith,
          07) Stephen Stoneburn, 08) Clay T.
          Whitehead, 09) Judy A. Rice, 10) Robert
          F. Gunia

  FOR   WITHHOLD  FOR ALL     TO WITHHOLD AUTHORITY TO VOTE, MARK "FOR ALL
  ALL     ALL      EXCEPT     EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE
                              LINE BELOW.
  / /     / /       / /
                              ______________________________________________


                                                     FOR    AGAINST  ABSTAIN
     VOTE ON PROPOSAL

     2)   To Approve Amendments to the Fund's        / /     / /       / /
          Articles of Incorporation.


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this Proxy.

_________________________________  __________
SIGNATURE (PLEASE SIGN WITHIN BOX)  DATE


_________________________________  __________
SIGNATURE (JOINT OWNERS)           DATE

--------------------------------------------------------------------------------

                       PRUDENTIAL SMALL COMPANY FUND, INC.

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102


                                     PROXY

                    SPECIAL MEETING OF SHAREHOLDERS (MEETING)
                           JULY 17, 2003, 9:30 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Grace C. Torres, Marguerite E.H. Morrison and Maria
G. Master as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of the Fund held of record by the undersigned on May 16, 2003 at the Meeting to be held on July 17, 2003 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSAL 2 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED JUNE 6, 2003 FOR DISCUSSION OF THE PROPOSAL.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

PRUDENTIAL INVESTMENTS LLC
GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NJ 07102-4077


TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                              PRIN01          KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRUDENTIAL SMALL COMPANY FUND, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES
AND FOR PROPOSAL 2.

     VOTE ON DIRECTORS

     1)   To elect ten Directors.
          Nominees: 01) David E. A. Carson, 02)
          Robert E. La Blanc, 03) Douglas H.
          McCorkindale, 04) Stephen P. Munn, 05)
          Richard A. Redeker, 06) Robin B. Smith,
          07) Stephen Stoneburn, 08) Clay T.
          Whitehead, 09) Judy A. Rice, 10) Robert
          F. Gunia

  FOR   WITHHOLD  FOR ALL     TO WITHHOLD AUTHORITY TO VOTE, MARK "FOR ALL
  ALL     ALL      EXCEPT     EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE
                              LINE BELOW.
  / /     / /       / /
                              ______________________________________________


                                                     FOR    AGAINST  ABSTAIN
     VOTE ON PROPOSAL

     2)   To Approve Amendments to the Fund's        / /     / /       / /
          Articles of Incorporation.


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Please be sure to sign and date this Proxy.

_________________________________  __________
SIGNATURE (PLEASE SIGN WITHIN BOX)  DATE


_________________________________  __________
SIGNATURE (JOINT OWNERS)           DATE

--------------------------------------------------------------------------------

                          PRUDENTIAL TAX-MANAGED FUNDS
                       Prudential Tax-Managed Equity Fund

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102


                                     PROXY

                    SPECIAL MEETING OF SHAREHOLDERS (MEETING)
                           JULY 17, 2003, 9:30 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Grace C. Torres, Marguerite E.H. Morrison and Maria
G. Master as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of beneficial interest of the Fund held of record by the undersigned on May 16, 2003 at the Meeting to be held on July 17, 2003 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSAL 2 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED JUNE 6, 2003 FOR DISCUSSION OF THE PROPOSAL.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

PRUDENTIAL INVESTMENTS LLC
GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NJ 07102-4077


TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                              PRIN01          KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRUDENTIAL TAX-MANAGED FUNDS
Prudential Tax-Managed Equity Fund

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL OF THE NOMINEES
AND FOR PROPOSAL 2.

     VOTE ON TRUSTEES

     1)   To elect ten Trustees.
          Nominees: 01) David E. A. Carson, 02)
          Robert E. La Blanc, 03) Douglas H.
          McCorkindale, 04) Stephen P. Munn, 05)
          Richard A. Redeker, 06) Robin B. Smith,
          07) Stephen Stoneburn, 08) Clay T.
          Whitehead, 09) Judy A. Rice, 10) Robert
          F. Gunia

  FOR   WITHHOLD  FOR ALL     TO WITHHOLD AUTHORITY TO VOTE, MARK "FOR ALL
  ALL     ALL      EXCEPT     EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE
                              LINE BELOW.
  / /     / /       / /
                              ______________________________________________


                                                     FOR    AGAINST  ABSTAIN
     VOTE ON PROPOSAL

     2)   To Approve Amendments to the Fund's        / /     / /       / /
          Declaration of Trust.


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Please be sure to sign and date this Proxy.

_________________________________  __________
SIGNATURE (PLEASE SIGN WITHIN BOX)  DATE


_________________________________  __________
SIGNATURE (JOINT OWNERS)           DATE

--------------------------------------------------------------------------------

                    PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102


                                     PROXY

                    SPECIAL MEETING OF SHAREHOLDERS (MEETING)
                           JULY 17, 2003, 9:30 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Grace C. Torres, Marguerite E.H. Morrison and Maria
G. Master as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of the Fund held of record by the undersigned on May 16, 2003 at the Meeting to be held on July 17, 2003 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSAL 2 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED JUNE 6, 2003 FOR DISCUSSION OF THE PROPOSAL.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

PRUDENTIAL INVESTMENTS LLC
GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NJ 07102-4077


TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                              PRIN01          KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES
AND FOR PROPOSAL 2.

     VOTE ON DIRECTORS

     1)   To elect ten Directors.
          Nominees: 01) David E. A. Carson, 02)
          Robert E. La Blanc, 03) Douglas H.
          McCorkindale, 04) Stephen P. Munn, 05)
          Richard A. Redeker, 06) Robin B. Smith,
          07) Stephen Stoneburn, 08) Clay T.
          Whitehead, 09) Judy A. Rice, 10) Robert
          F. Gunia

  FOR   WITHHOLD  FOR ALL     TO WITHHOLD AUTHORITY TO VOTE, MARK "FOR ALL
  ALL     ALL      EXCEPT     EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE
                              LINE BELOW.
  / /     / /       / /
                              ______________________________________________


                                                     FOR    AGAINST  ABSTAIN
     VOTE ON PROPOSAL

     2)   To Approve Amendments to the Fund's        / /     / /       / /
          Articles of Incorporation.


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Please be sure to sign and date this Proxy.

_________________________________  __________
SIGNATURE (PLEASE SIGN WITHIN BOX)  DATE


_________________________________  __________
SIGNATURE (JOINT OWNERS)           DATE

--------------------------------------------------------------------------------

                    PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102


                                     PROXY

                    SPECIAL MEETING OF SHAREHOLDERS (MEETING)
                           JULY 17, 2003, 9:30 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Grace C. Torres, Marguerite E.H. Morrison and Maria
G. Master as Proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of the Fund held of record by the undersigned on May 16, 2003 at the Meeting to be held on July 17, 2003 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSAL 2 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED JUNE 6, 2003 FOR DISCUSSION OF THE PROPOSAL.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

PRUDENTIAL INVESTMENTS LLC
GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NJ 07102-4077


TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                              PRIN01          KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES
AND FOR PROPOSAL 2.

     VOTE ON DIRECTORS

     1)   To elect ten Directors.
          Nominees: 01) David E. A. Carson, 02)
          Robert E. La Blanc, 03) Douglas H.
          McCorkindale, 04) Stephen P. Munn, 05)
          Richard A. Redeker, 06) Robin B. Smith,
          07) Stephen Stoneburn, 08) Clay T.
          Whitehead, 09) Judy A. Rice, 10) Robert
          F. Gunia

  FOR   WITHHOLD  FOR ALL     TO WITHHOLD AUTHORITY TO VOTE, MARK "FOR ALL
  ALL     ALL      EXCEPT     EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE
                              LINE BELOW.
  / /     / /       / /
                              ______________________________________________


                                                     FOR    AGAINST  ABSTAIN
     VOTE ON PROPOSAL

     2)   To Approve Amendments to the Fund's        / /     / /       / /
          Articles of Incorporation.


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Please be sure to sign and date this Proxy.

_________________________________  __________
SIGNATURE (PLEASE SIGN WITHIN BOX)  DATE


_________________________________  __________
SIGNATURE (JOINT OWNERS)           DATE

--------------------------------------------------------------------------------

                             PRUDENTIAL VALUE FUND

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102


                                     PROXY

                    SPECIAL MEETING OF SHAREHOLDERS (MEETING)
                           JULY 17, 2003, 9:30 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Grace C. Torres, Marguerite E.H. Morrison and Maria
G. Master as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of beneficial interest of the Fund held of record by the undersigned on May 16, 2003 at the Meeting to be held on July 17, 2003 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSAL 2 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED JUNE 6, 2003 FOR DISCUSSION OF THE PROPOSAL.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

PRUDENTIAL INVESTMENTS LLC
GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NJ 07102-4077


TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                              PRIN07          KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRUDENTIAL VALUE FUND

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL OF THE NOMINEES
AND FOR PROPOSAL 2.

     VOTE ON TRUSTEES

     1)   To elect ten Trustees.
          Nominees: 01) David E. A. Carson, 02)
          Robert E. La Blanc, 03) Douglas H.
          McCorkindale, 04) Stephen P. Munn, 05)
          Richard A. Redeker, 06) Robin B. Smith,
          07) Stephen Stoneburn, 08) Clay T.
          Whitehead, 09) Judy A. Rice, 10) Robert
          F. Gunia

  FOR   WITHHOLD  FOR ALL     TO WITHHOLD AUTHORITY TO VOTE, MARK "FOR ALL
  ALL     ALL      EXCEPT     EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE
                              LINE BELOW.
  / /     / /       / /
                              ______________________________________________


                                                     FOR    AGAINST  ABSTAIN
     VOTE ON PROPOSAL

     2)   To Approve Amendments to the Fund's        / /     / /       / /
          Declaration of Trust.


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Please be sure to sign and date this Proxy.

_________________________________  __________
SIGNATURE (PLEASE SIGN WITHIN BOX)  DATE


_________________________________  __________
SIGNATURE (JOINT OWNERS)           DATE

--------------------------------------------------------------------------------
                   THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
                        Prudential Active Balanced Fund

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102


                                     PROXY

                   SPECIAL MEETING OF SHAREHOLDERS (MEETING)
                           JULY 17, 2003, 9:30 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Grace C. Torres, Marguerite E.H. Morrison and Maria
G. Master as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of the Fund held of record by the undersigned on May 16, 2003 at the Meeting to be held on July 17, 2003 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSAL 2 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED JUNE 6, 2003 FOR DISCUSSION OF THE PROPOSAL.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

PRUDENTIAL INVESTMENTS LLC
GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NJ 07102-4077


TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                PRIN01        KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Prudential Active Balanced Fund


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES
AND FOR PROPOSAL 2.

     VOTE ON DIRECTORS

     1)   To elect ten Directors.
          Nominees: 01) David E. A. Carson, 02)
          Robert E. La Blanc, 03) Douglas H.
          McCorkindale, 04) Stephen P. Munn, 05)
          Richard A. Redeker, 06) Robin B. Smith,
          07) Stephen Stoneburn, 08) Clay T.
          Whitehead, 09) Judy A. Rice, 10) Robert
          F. Gunia

  FOR   WITHHOLD  FOR ALL     TO WITHHOLD AUTHORITY TO VOTE, MARK "FOR ALL
  ALL     ALL      EXCEPT     EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE
                              LINE BELOW.
  / /     / /       / /
                              ______________________________________________


                                                     FOR    AGAINST  ABSTAIN
     VOTE ON PROPOSAL

     2)   To Approve Amendments to the Fund's        / /     / /       / /
          Articles of Incorporation.


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Please be sure to sign and date this Proxy.

_________________________________  __________
SIGNATURE (PLEASE SIGN WITHIN BOX)  DATE


_________________________________  __________
SIGNATURE (JOINT OWNERS)           DATE

--------------------------------------------------------------------------------
                   THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
                  Prudential Jennison Equity Opportunity Fund

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102


                                     PROXY

                   SPECIAL MEETING OF SHAREHOLDERS (MEETING)
                           JULY 17, 2003, 9:30 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Grace C. Torres, Marguerite E.H. Morrison and Maria
G. Master as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of the Fund held of record by the undersigned on May 16, 2003 at the Meeting to be held on July 17, 2003 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSAL 2 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED JUNE 6, 2003 FOR DISCUSSION OF THE PROPOSAL.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

PRUDENTIAL INVESTMENTS LLC
GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NJ 07102-4077


TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                PRIN01        KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Prudential Jennison Equity Opportunity Fund


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES
AND FOR PROPOSAL 2.

     VOTE ON DIRECTORS

     1)   To elect ten Directors.
          Nominees: 01) David E. A. Carson, 02)
          Robert E. La Blanc, 03) Douglas H.
          McCorkindale, 04) Stephen P. Munn, 05)
          Richard A. Redeker, 06) Robin B. Smith,
          07) Stephen Stoneburn, 08) Clay T.
          Whitehead, 09) Judy A. Rice, 10) Robert
          F. Gunia

  FOR   WITHHOLD  FOR ALL     TO WITHHOLD AUTHORITY TO VOTE, MARK "FOR ALL
  ALL     ALL      EXCEPT     EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE
                              LINE BELOW.
  / /     / /       / /
                              ______________________________________________


                                                     FOR    AGAINST  ABSTAIN
     VOTE ON PROPOSAL

     2)   To Approve Amendments to the Fund's        / /     / /       / /
          Articles of Incorporation.


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Please be sure to sign and date this Proxy.

_________________________________  __________
SIGNATURE (PLEASE SIGN WITHIN BOX)  DATE


_________________________________  __________
SIGNATURE (JOINT OWNERS)           DATE

--------------------------------------------------------------------------------
                   THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
                        Prudential Jennison Growth Fund

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102


                                     PROXY

                   SPECIAL MEETING OF SHAREHOLDERS (MEETING)
                           JULY 17, 2003, 9:30 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Grace C. Torres, Marguerite E.H. Morrison and Maria
G. Master as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of the Fund held of record by the undersigned on May 16, 2003 at the Meeting to be held on July 17, 2003 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSAL 2 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED JUNE 6, 2003 FOR DISCUSSION OF THE PROPOSAL.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

PRUDENTIAL INVESTMENTS LLC
GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NJ 07102-4077


TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                PRIN01        KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Prudential Jennison Growth Fund


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES
AND FOR PROPOSAL 2.

     VOTE ON DIRECTORS

     1)   To elect ten Directors.
          Nominees: 01) David E. A. Carson, 02)
          Robert E. La Blanc, 03) Douglas H.
          McCorkindale, 04) Stephen P. Munn, 05)
          Richard A. Redeker, 06) Robin B. Smith,
          07) Stephen Stoneburn, 08) Clay T.
          Whitehead, 09) Judy A. Rice, 10) Robert
          F. Gunia

  FOR   WITHHOLD  FOR ALL     TO WITHHOLD AUTHORITY TO VOTE, MARK "FOR ALL
  ALL     ALL      EXCEPT     EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE
                              LINE BELOW.
  / /     / /       / /
                              ______________________________________________


                                                     FOR    AGAINST  ABSTAIN
     VOTE ON PROPOSAL

     2)   To Approve Amendments to the Fund's        / /     / /       / /
          Articles of Incorporation.


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this Proxy.

_________________________________  __________
SIGNATURE (PLEASE SIGN WITHIN BOX)  DATE


_________________________________  __________
SIGNATURE (JOINT OWNERS)           DATE

--------------------------------------------------------------------------------
                     PRUDENTIAL REAL ESTATE SECURITIES FUND

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102


                                     PROXY

                   SPECIAL MEETING OF SHAREHOLDERS (MEETING)
                           JULY 17, 2003, 9:30 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Grace C. Torres, Marguerite E.H. Morrison and Jonathan D. Shain as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of beneficial interest of the Fund held of record by the undersigned on May 16, 2003 at the Meeting to be held on July 17, 2003 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSAL 2 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED JUNE 6, 2003 FOR DISCUSSION OF THE PROPOSAL.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

PRUDENTIAL INVESTMENTS LLC
GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NJ 07102-4077


TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                PRIN06        KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRUDENTIAL REAL ESTATE SECURITIES FUND


THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL OF THE NOMINEES
AND FOR PROPOSAL 2.

     VOTE ON TRUSTEES

     1)   To elect ten Trustees.
          Nominees: 01) David E. A. Carson, 02)
          Robert E. La Blanc, 03) Douglas H.
          McCorkindale, 04) Stephen P. Munn, 05)
          Richard A. Redeker, 06) Robin B. Smith,
          07) Stephen Stoneburn, 08) Clay T.
          Whitehead, 09) Judy A. Rice, 10) Robert
          F. Gunia

  FOR   WITHHOLD  FOR ALL     TO WITHHOLD AUTHORITY TO VOTE, MARK "FOR ALL
  ALL     ALL      EXCEPT     EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE
                              LINE BELOW.
  / /     / /       / /
                              ______________________________________________


                                                     FOR    AGAINST  ABSTAIN
     VOTE ON PROPOSAL

     2)   To Approve Amendments to the Fund's        / /     / /       / /
          Declaration of Trust.


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this Proxy.

_________________________________  __________
SIGNATURE (PLEASE SIGN WITHIN BOX)  DATE


_________________________________  __________
SIGNATURE (JOINT OWNERS)           DATE

--------------------------------------------------------------------------------
                         PRUDENTIAL WORLD FUND, INC.
                        Prudential Global Growth Fund

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102


                                     PROXY

                   SPECIAL MEETING OF SHAREHOLDERS (MEETING)
                           JULY 17, 2003, 9:30 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Grace C. Torres, Marguerite E.H. Morrison and Jonathan D. Shain as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of the Fund held of record by the undersigned on May 16, 2003 at the Meeting to be held on July 17, 2003 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSAL 2 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED JUNE 6, 2003 FOR DISCUSSION OF THE PROPOSAL.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

PRUDENTIAL INVESTMENTS LLC
GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NJ 07102-4077


TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                PRIN03        KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRUDENTIAL WORLD FUND, INC.
Prudential Global Growth Fund


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES
AND FOR PROPOSAL 2.

     VOTE ON DIRECTORS

     1)   To elect ten Directors.
          Nominees: 01) David E. A. Carson, 02)
          Robert E. La Blanc, 03) Douglas H.
          McCorkindale, 04) Stephen P. Munn, 05)
          Richard A. Redeker, 06) Robin B. Smith,
          07) Stephen Stoneburn, 08) Clay T.
          Whitehead, 09) Judy A. Rice, 10) Robert
          F. Gunia

  FOR   WITHHOLD  FOR ALL     TO WITHHOLD AUTHORITY TO VOTE, MARK "FOR ALL
  ALL     ALL      EXCEPT     EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE
                              LINE BELOW.
  / /     / /       / /
                              ______________________________________________


                                                     FOR    AGAINST  ABSTAIN
     VOTE ON PROPOSAL

     2)   To Approve Amendments to the Fund's        / /     / /       / /
          Articles of Incorporation.


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Please be sure to sign and date this Proxy.

_________________________________  __________
SIGNATURE (PLEASE SIGN WITHIN BOX)  DATE


_________________________________  __________
SIGNATURE (JOINT OWNERS)           DATE

--------------------------------------------------------------------------------
                          PRUDENTIAL WORLD FUND, INC.
                      Prudential International Value Fund

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102


                                     PROXY

                   SPECIAL MEETING OF SHAREHOLDERS (MEETING)
                           JULY 17, 2003, 9:30 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Grace C. Torres, Marguerite E.H. Morrison and Jonathan D. Shain as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of the Fund held of record by the undersigned on May 16, 2003 at the Meeting to be held on July 17, 2003 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSAL 2 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED JUNE 6, 2003 FOR DISCUSSION OF THE PROPOSAL.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

PRUDENTIAL INVESTMENTS LLC
GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NJ 07102-4077


TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                PRIN03        KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRUDENTIAL WORLD FUND, INC.
Prudential International Value Fund


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES
AND FOR PROPOSAL 2.

     VOTE ON DIRECTORS

     1)   To elect ten Directors.
          Nominees: 01) David E. A. Carson, 02)
          Robert E. La Blanc, 03) Douglas H.
          McCorkindale, 04) Stephen P. Munn, 05)
          Richard A. Redeker, 06) Robin B. Smith,
          07) Stephen Stoneburn, 08) Clay T.
          Whitehead, 09) Judy A. Rice, 10) Robert
          F. Gunia

  FOR   WITHHOLD  FOR ALL     TO WITHHOLD AUTHORITY TO VOTE, MARK "FOR ALL
  ALL     ALL      EXCEPT     EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE
                              LINE BELOW.
  / /     / /       / /
                              ______________________________________________


                                                     FOR    AGAINST  ABSTAIN
     VOTE ON PROPOSAL

     2)   To Approve Amendments to the Fund's        / /     / /       / /
          Articles of Incorporation.


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Please be sure to sign and date this Proxy.

_________________________________  __________
SIGNATURE (PLEASE SIGN WITHIN BOX)  DATE


_________________________________  __________
SIGNATURE (JOINT OWNERS)           DATE

--------------------------------------------------------------------------------
                          PRUDENTIAL WORLD FUND, INC.
                 Prudential Jennison International Growth Fund

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102


                                     PROXY

                   SPECIAL MEETING OF SHAREHOLDERS (MEETING)
                           JULY 17, 2003, 9:30 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Grace C. Torres, Marguerite E.H. Morrison and Jonathan D. Shain as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of the Fund held of record by the undersigned on May 16, 2003 at the Meeting to be held on July 17, 2003 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSAL 2 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED JUNE 6, 2003 FOR DISCUSSION OF THE PROPOSAL.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

PRUDENTIAL INVESTMENTS LLC
GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NJ 07102-4077


TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                PRIN03        KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRUDENTIAL WORLD FUND, INC.
Prudential Jennison International Growth Fund


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES
AND FOR PROPOSAL 2.

     VOTE ON DIRECTORS

     1)   To elect ten Directors.
          Nominees: 01) David E. A. Carson, 02)
          Robert E. La Blanc, 03) Douglas H.
          McCorkindale, 04) Stephen P. Munn, 05)
          Richard A. Redeker, 06) Robin B. Smith,
          07) Stephen Stoneburn, 08) Clay T.
          Whitehead, 09) Judy A. Rice, 10) Robert
          F. Gunia

  FOR   WITHHOLD  FOR ALL     TO WITHHOLD AUTHORITY TO VOTE, MARK "FOR ALL
  ALL     ALL      EXCEPT     EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE
                              LINE BELOW.
  / /     / /       / /
                              ______________________________________________


                                                     FOR    AGAINST  ABSTAIN
     VOTE ON PROPOSAL

     2)   To Approve Amendments to the Fund's        / /     / /       / /
          Articles of Incorporation.


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this Proxy.

_________________________________  __________
SIGNATURE (PLEASE SIGN WITHIN BOX)  DATE


_________________________________  __________
SIGNATURE (JOINT OWNERS)           DATE

                               WE NEED YOUR VOTE!

YOU REALLY CAN MAKE A DIFFERENCE!

Your vote is important!

We hope that we can count on your participation.

WHAT YOU SHOULD DO NOW.

(1) READ THE ENCLOSED PROXY STATEMENT.
(2) SEE YOUR PERSONALIZED VOTING INSTRUCTIONS.
(3) VOTE.

THREE EASY WAYS TO VOTE.

(1) BY PHONE.
(2) BY INTERNET.
(3) BY MAIL.

Voting is available 24 hours a day, 7 days a week.


NOTE: PHONE OR INTERNET VOTES ARE LESS COSTLY TO PROCESS. REMINDER MAILINGS ARE EXPENSIVE, SO VOTE TODAY!


                          [PRUDENTIAL FINANCIAL LOGO]


NS01727B Ed. 05/2003

             AN ELECTRONIC SOLUTION FOR REDUCING PAPER FLOW TO YOUR
                      HOME. ENROLLMENT IS FAST AND SIMPLE

      HELP THE ENVIRONMENT. ENROLL TODAY FOR FUTURE ELECTRONIC DELIVERY OF
                             SHAREHOLDER MATERIALS.


We are pleased to offer our shareholders the convenience of viewing proxy statements, annual reports and other shareholder material online. With your consent, we will stop sending paper copies of these documents beginning next year and until you notify us otherwise.

TO PARTICIPATE, FOLLOW THESE EASY STEPS:

-  LOG ONTO THE INTERNET AT www.proxyvote.com

- ENTER YOUR CONTROL NUMBER FOUND BY YOUR NAME ON THE ENCLOSED VOTE INSTRUCTION FORM

-  VOTE YOUR SHARES

-  ENTER YOUR E-MAIL ADDRESS

- ENTER A PIN (PERSONAL IDENTIFICATION NUMBER) OF YOUR CHOICE - WE SUGGEST THE LAST FOUR DIGITS OF YOUR SOCIAL SECURITY NUMBER

                               www.proxyvote.com


NS01727B Ed. 05/2003